Exhibit 10.a(i)

                    AMENDED AND RESTATED SERIES 1995-1 SUPPLEMENT, dated as of September 16, 1996 (this "Series Supplement") by and among METRIS RECEIVABLES, INC. (formerly Fingerhut Financial Services Receivables, Inc.), a corporation organized and existing under the laws of the State of Delaware, as Transferor (the "Transferor"), DIRECT MER-CHANTS CREDIT CARD BANK, NATIONAL ASSOCIATION, a national banking organization organized under the laws of the United States, as Servicer (the "Servicer"), and THE BANK OF NEW YORK (DELAWARE), a Delaware banking corporation organized and existing under the laws of the State of Delaware as trustee (together with its successors in trust thereunder as provided in the Agreement referred to below, the "Trustee"), under the Pooling and Servicing Agreement dated as of May 26, 1995 as amended, supple-mented or otherwise modified from time to time (the "Agreement") among the Transferor, the Servicer and the Trustee.

                    WHEREAS, the Series 1995-1 Supplement was entered into among the Transferor, the Servicer and the Trustee as of May 26, 1995;

                    WHEREAS, the Transferor, the Servicer and the Trustee desire to amend and restate the Series 1995-1 Supplement to the Pooling and Servicing Agreement pursu-ant to Section 13.1(a) therein in order to provide for the terms contained herein;

                    WHEREAS, in June 1995, the Transferor caused the Trust to issue the Class A Certificate, $64,806,000 aggregate principal amount of Class B Certificates, $35,349,000 aggregate principal amount of Class C Certif-icates and the Class D Certificate (collectively, the "Previously Issued Certificates") and the Transferor desires to cause the Trust to issue an additional $64,806,000 aggregate principal amount of Class B Certif-icates (the "Additional Class B Certificates") and an additional $35,349,000 aggregate principal amount of Class C Certificates (the "Additional Class C Certifi-cates" and together with the Additional Class B Certifi-cates, the "Additional Certificates"), and in connection therewith to increase the maximum invested amounts of the Class A Certificate and the Class D Certificate;

                    WHEREAS, in connection with a business realign-ment of FCI's subsidiaries and its affiliates, FCI has assigned to Metris Companies Inc., a Delaware corporation ("Metris"), all of its rights arising under the Bank Receivables Purchase Agreement and the Purchase Agreement and Metris has assumed all of FCI's obligations thereun-der pursuant to that certain Assignment and Assumption Agreement, dated as of September 16, 1996, by and among FCI, Metris and DMCCB, and that certain Assignment and Assumption Agreement, dated as of September 16, 1996, by and among FCI, Metris and the Transferor, respectively;

                    NOW, THEREFORE, in consideration of the mutual agreements herein contained, each party agrees for the benefit of the other parties and the Certificateholders that the Amended and Restated Series 1995-1 Supplement shall read as follows: Section 6.9 of the Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the issuance by the Trustee to the Transferor, for execution and redelivery to the Trustee for authentication, of one or more Series of Certificates.

                    Pursuant to this Series Supplement, the Trans-feror and the Trustee shall create a new Series of Inves-tor Certificates and shall specify the Principal Terms thereof.

                    SECTION 1.  Designation.  There is hereby
          created a Series of Investor Certificates to be issued pursuant to the Agreement and this Series Supplement to be known generally as the "Series 1995-1 Certificates." The Series 1995-1 Certificates shall be issued in four Classes, which shall be designated generally as the Variable Funding Trust Certificate, Series 1995-1, Class A (the "Class A Certificate"), the Floating Rate Accounts Receivable Trust Certificates, Series 1995-1, Class B (the "Class B Certificates"), the Floating Rate Accounts Receivable Trust Certificates, Series 1995-1, Class C (the "Class C Certificates") and the Variable Funding Trust Certificate, Series 1995-1, Class D (the "Class D Certificate").

                    SECTION 2. Definitions. In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series Sup-plement shall govern with respect to the Series 1995-1 Certificates. All Article, Section or subsection refer-ences herein shall mean Article, Section or subsections of the Agreement, as amended or supplemented by this Series Supplement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Agreement. Each capitalized term defined herein shall relate only to the Series 1995-1 Certifi-cates and no other Series of Certificates issued by the Trust.

                    "ABC Fixed/Floating Allocation Percentage" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the sum of the Class A Adjusted Invested Amount, the Class B Invested Amount and the Class C Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account at the end of the preceding Business Day and (b) the sum of the numerators used to calculate the allocation percentages with respect to Principal Receivables for all Series; provided, however, that during any Class A Pay Down Period, the numerator used in the above calculation shall be the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount as of the day immediately preceding the commencement of the Class A Pay Down Peri-od.

                    "ABC Investor Default Amount" shall mean (i) on any Business Day other than a Default Recognition Date, an amount equal to the product of (a) the sum of the Class A Floating Allocation Percentage, the Class B Floating Allocation Percentage and the Class C Floating Allocation Percentage applicable on such Business Day and
          (b) the aggregate Default Amount identified since the prior reporting date and (ii) on any Default Recognition Date, an amount equal to the product of (a) the sum of the Class A Default Recognition Allocation Percentage, the Class B Default Recognition Allocation Percentage and the Class C Default Recognition Allocation Percentage applicable on such Default Recognition Date and (b) the Default Amount with respect to such Default Recognition Date.

                    "ABC Revolving Principal Collections" shall have the meaning specified in Section 4.9(b) of the Agreement.

                    "Additional Certificates" shall have the mean-ing specified in the third WHEREAS clause hereof.

                    "Additional Class A Invested Amounts" shall have the meaning specified in Section 6.15 of the Agree-ment.

                    "Additional Class B Certificates" shall have the meaning specified in the third WHEREAS clause hereof.

                    "Additional Class C Certificates" shall have the meaning specified in the third WHEREAS clause hereof.

                    "Additional Class D Invested Amounts" shall have the meaning specified in Section 6.16 of the Agree-ment.

                    "Additional Interest" shall mean, at any time of determination, the sum of Class B Additional Interest and Class C Additional Interest.

                    "Adjusted Portfolio Yield" shall mean for the Series 1995-1 Certificates, with respect to any Monthly Period, the annualized percentage equivalent of a frac-tion, the numerator of which is an amount equal to the sum of the aggregate amount of Available Series 1995-1 Finance Charge Collections (without giving effect to any portion thereof representing amounts withdrawn from the Payment Reserve Account) for such Monthly Period, minus the aggregate Investor Default Amount for such Monthly Period and the Series Allocation Percentage of any Ad-justment Payments which the Transferor is required but fails to make pursuant to the Pooling and Servicing Agreement for such Monthly Period, and the denominator of which is the average daily sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount.

                    "Administration Agreement" shall mean the
          Amended and Restated Administration Agreement, dated as of May 26, 1995, between the Fingerhut Owner Trust and Fingerhut Corporation, as the same may from time to time be amended, restated, modified and in effect. "Administrator" shall mean Fingerhut Corpora-tion as administrator under the Administration Agreement.

                    "Aggregate ABC Principal Amount" shall mean with respect to any date of determination an amount equal to the sum of the Class A Outstanding Principal Amount, the Class B Invested Amount and the Class C Invested Amount, each as of such date of determination.

                    "Aggregate Interest Rate Caps Notional Amount" shall mean with respect to any date of determination an amount equal to the sum of the notional amounts or equiv-alent amounts of all outstanding Cap Agreements, Replace-ment Interest Rate Caps and Qualified Substitute Arrange-ments, each as of such date of determination.

                    "Amortization Period" shall mean the period beginning on the day following the last day of the Re-volving Period and ending on the Series 1995-1 Termina-tion Date.

                    "Amortization Period Commencement Date" shall mean (i) the earlier of May 28, 1999 and the Pay Out Commencement Date or (ii) if there is any Extension, the earlier of the date specified as such in the most recent Extension Notice and the Pay Out Commencement Date.

                    "Available Series 1995-1 Finance Charge Collec-tions" shall have the meaning specified in subsection
          4.9(a) of the Agreement.

                    "Base Rate" shall mean, as of any Business Day, the sum of (i) the average of (A) the Class A Certificate Rate, (B) the Class B Certificate Rate and (C) the Class C Certificate Rate, each of (A), (B) and (C) weighted by the unpaid principal amount of each respective Class of Certificates as of such Business Day, plus (ii) the product of 2% per annum and the percentage equivalent of a fraction the numerator of which is the sum of the Class A Adjusted Invested Amount, the Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount and the denominator of which is the Invested Amount.

                    "Cap Agreements" shall mean the interest rate cap agreements, between the Transferor, the Trustee and a Cap Provider, as amended from time to time, with respect to the Class A Certificate Rate, Class B Certificate Rate and Class C Certificate Rate, respectively, and any additional interest rate protection agreement or agree-ments, entered into between the Transferor, the Trustee and a Cap Provider, as the same may from time to time be amended, restated, modified and in effect.

                    "Cap Proceeds Account" shall have the meaning specified in subsection 3A(b) of this Series Supplement.

                    "Cap Provider" shall mean (i) a third party cap provider having a senior unsecured debt rating of at least "AA" by Standard & Poor's and "Aa2" by Moody's and
          (ii) a third party cap provider or its corporate parent having a short term rating from Standard & Poor's of A-1.
                    "Cap Receipt Amount" shall mean, with respect to any Business Day the amount on deposit in the Cap Proceeds Account.

                    "Cap Settlement Date" shall have the meaning specified in subsection 3A(b) of this Series Supplement.

                    "Carryover Class B Interest" shall mean (a) any Class B Interest due but not paid on any previous Distri-bution Date plus (b) any Class B Additional Interest.

                    "Carryover Class C Interest" shall mean (a) any Class C Interest due but not paid on any previous Distri-bution Date plus (b) any Class C Additional Interest.

                    "Class A Adjusted Invested Amount" shall mean, with respect to any date of determination, an amount equal to the Class A Invested Amount minus the Defeasance Account Balance on such date of determination.

                    "Class A Certificateholder" shall mean the Person in whose name a Class A Certificate is registered in the Certificate Register.

                    "Class A Certificateholders' Interest" shall mean the portion of the Series 1995-1 Certificateholders' Interest evidenced by the Class A Certificate.

                    "Class A Certificate" shall mean the variable funding certificate executed by the Transferor and au-thenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1 hereto.

                    "Class A Certificate Rate" shall mean with respect to any Business Day, a per annum interest rate equal to the rate which if multiplied by the Class A Outstanding Principal Amount as of the close of business on the preceding Business Day would produce, on the basis of a 365- or 366-day year, as the case may be, an amount equal to the Cost of Funds for the period from and in-cluding the immediately preceding Business Day to but excluding such Business Day.

                    "Class A Costs" shall mean with respect to any Business Day, (i) the Series 1995-1 Allocation Percentage of the sum of (x) the Liquidity Bank Increased Costs (as defined in the Collateral Trust Agreement), (y) OTC
          Article VI Costs (as defined in the Collateral Trust Agreement) and (z) any amounts described in subsection 5.3(a)(ii)(I)(a) of the Collateral Trust Agreement, in each case to the extent such amount is due and payable and has not previously been paid, and (ii) (a) the Series 1995-1 Non-Utilized Allocation Percentage of any Commit-ment Fees (as defined in the Liquidity Agreement) accrued from and including the preceding Business Day to but excluding such Business Day pursuant to Section 2.9 of the Liquidity Agreement with respect to Unutilized Avail-able Commitments (as defined in the Liquidity Agreement) plus (b) any such Commitment Fees allocated to the Class A Certificate which accrued with respect to prior Busi-ness Days but have not been paid pursuant to Section 2.9 of the Liquidity Agreement.

                   "Class A Default Recognition Allocation Per-centage" shall mean, with respect to each Default Recog-nition Date, the percentage equivalent of a fraction, the numerator of which is the Weighted Average Class A Ad-justed Invested Amount for the related Monthly Period and the denominator of which is the Weighted Average Princi-pal Receivables in the Trust for the related Monthly Period.

                    "Class A Event of Default" shall have the meaning specified for the term "Event of Default" in the Liquidity Agreement.

                    "Class A Floating Allocation Percentage" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class A Adjusted Invested Amount on such day after taking into account all adjustments of the Class A Invested Amount on such day and the denominator of which is the greater of (a) the total amount of Principal Receivables in the Trust and the amounts on deposit in the Excess Funding Account as of the end of the preceding Business Day and (b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage.

                    "Class A Funding Purchase" shall have the meaning specified in Section 4.14 of the Agreement.

                    "Class A Interest" shall mean the interest distributable in respect of the Class A Certificate as calculated in accordance with subsection 4.6(a) of the Agreement.

                    "Class A Interest Adjustment" shall have the meaning specified in Section 4.6A of the Agreement.

                    "Class A Interest Shortfall" shall have the meaning specified in subsection 4.6(a) of the Agreement.

                    "Class A Invested Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) the principal amount of Class A Certificates purchased pursuant to any Class A Funding Purchase pursuant to
          Section 4.14(b) of the Agreement, minus (b) the aggregate amount of principal payments made to Class A Certificate-holders through and including such Business Day, minus
          (c) the aggregate amount of Class A Investor Charge-Offs for all prior Distribution Dates, plus (d) the sum of the aggregate amount allocated with respect to Class A Inves-tor Charge-Offs and available on all prior Distribution Dates pursuant to subsection 4.9(a)(viii) of the Agree-ment and, with respect to such subsection and pursuant to subsections 4.10(a) and (b) and Section 4.15 of the Agreement, for the purpose of reinstating amounts reduced pursuant to the foregoing clause (d) plus (e) the aggre-gate principal amount of any Additional Class A Invested Amounts purchased pursuant to Section 6.15 of the Agree-ment.

                    "Class A Investor Charge-Offs" shall have the meaning specified in subsection 4.13(d) of the Agreement.
                    "Class A Investor Percentage" shall mean, for any Business Day, (a) with respect to Finance Charge Receivables and Receivables in Defaulted Accounts at any time or Principal Receivables during the Revolving Period (except for any portion of the Revolving Period that occurs during the Class A Pay Down Period), the Class A Floating Allocation Percentage and (b) with respect to Principal Receivables during the Amortization Period and the Class A Pay Down Period, the ABC Fixed/Floating Allocation Percentage.

                    "Class A Maximum Invested Amount" shall mean
          $824,800,000.

                    "Class A Outstanding Principal Amount" shall mean with respect to the Class A Certificate, when used with respect to any Business Day, an amount equal to (a) the principal amount of Class A Certificates purchased pursuant to any Class A Funding Purchase pursuant to
          Section 4.14(b) of the Agreement, plus (b) the aggregate principal amount of any Additional Class A Invested Amounts purchased by the Class A Certificateholder on or prior to such Business Day pursuant to Section 6.15 of the Agreement minus (c) the aggregate amount of principal payments made to the Class A Certificateholder on or prior to such Business Day.

                    "Class A Pay Down Period" shall have the mean-ing specified in Section 8A of this Series Supplement.

                    "Class A Percentage" shall mean a fraction the numerator of which is the Class A Invested Amount and the denominator of which is the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount.

                    "Class A Principal" shall mean the principal distributable in respect of the Class A Certificate as calculated in accordance with subsection 4.7(a) of the Agreement.

                    "Class A Purchase Agreement" shall mean the
          Class A Purchase Agreement, dated as of May 26, 1995, between Fingerhut Owner Trust and the Transferor, as the same may from time to time be amended, restated, modified and in effect.

                    "Class A Required Amount" shall mean the amount determined by the Servicer on each Business Day equal to the excess, if any, of (x) the sum of (i) the amount described in subsection 4.9(a)(i)(y) for such Business Day, (ii) the Class A Floating Allocation Percentage of the Daily Portion of the Servicing Fee for the then current Monthly Period, (iii) the Class A Floating Allo-cation Percentage of the Default Amount, if any, for such Business Day and, to the extent not previously paid, for any previous Business Day in such Monthly Period, (iv) on each Transfer Date the Class A Percentage of the Series Allocation Percentage of the Adjustment Payment required to be made by the Transferor but not made on such Trans-fer Date and (v) the amount of unreimbursed Class A Investor Charge-Offs over (y) the Available Series 1995-1 Finance Charge Collections plus any Excess Finance Charge Collections from other Series and any Transferor Finance Charge Collections allocated with respect to the amounts described in clauses (x)(i) through (iv).

                    "Class B Additional Interest" shall have the meaning specified in subsection 4.6(b) of the Agreement.

                    "Class B Certificateholder" shall mean the Person in whose name a Class B Certificate is registered in the Certificate Register.

                    "Class B Certificateholders' Interest" shall mean the portion of the Series 1995-1 Certificateholders' Interest evidenced by the Class B Certificates.

                    "Class B Certificate Rate" shall mean with respect to each Interest Accrual Period, a per annum rate .625% in excess of LIBOR, as determined on the related
          LIBOR Determination Date.

                    "Class B Certificates" shall mean any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2 hereto.

                    "Class B Daily Principal Amount" shall have the meaning specified in subsection 4.9(c)(ii) of the Agree-ment.

                    "Class B Default Recognition Allocation Per-centage" shall mean, with respect to each Default Recog-nition Date, the percentage equivalent of a fraction, the numerator of which is the Weighted Average Class B In-vested Amount for the related Monthly Period and the denominator of which is the Weighted Average Principal Receivables in the Trust for the related Monthly Period.

                    "Class B Fixed/Floating Allocation Percentage" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the Class B Invested Amount at the end of the last day of the Revolv-ing Period and the denominator of which is the greater of
          (a) the sum of the aggregate amount of Principal Receiv-ables and the amount on deposit in the Excess Funding Account at the end of the preceding Business Day and (b) the sum of the numerators used to calculate the alloca-tion percentages with respect to Principal Collections for all Series.

                    "Class B Floating Allocation Percentage" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class B Invested Amount as of the end of the preceding Business Day and the denominator of which is the greater of (a) the total amount of Principal Receivables in the Trust and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day and
          (b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage.
                    "Class B Full Invested Amount" shall mean $129,
          612,000.

                    "Class B Funding Purchase" shall have the meaning specified in Section 4.14A of the Agreement.

                    "Class B Interest" shall mean the interest distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.6(b) of the Agreement.

                    "Class B Interest Adjustment" shall have the meaning specified in Section 4.6A of the Agreement.

                    "Class B Interest Shortfall" shall have the meaning specified in subsection 4.6(b) of the Agreement.

                    "Class B Invested Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) $129,612,000, minus (b) the aggregate amount of principal payments made to Class B Certificateholders prior to such Business Day, minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates, minus (d) the aggregate amount of Reallocated Class B Principal Collections for which neither the Class D Invested Amount nor the Class C Invested Amount has been reduced for all prior Business Days, and plus (e) the sum of the aggregate amount allocated and available on all prior Business Days pursuant to subsection 4.9(a)(xi) of the Agreement and, with respect to such subsection and pursuant to subsections 4.10(a) and (b) and Section 4.15 of the Agreement, for the purpose of reinstating amounts reduced pursuant to the foregoing clauses (c) and (d).

                    "Class B Investor Charge-Offs" shall have the meaning specified in subsection 4.13(c) of the Agreement.

                    "Class B Investor Percentage" shall mean, for any Distribution Date, (a) with respect to Finance Charge Receivables and Receivables in Defaulted Accounts at any time or Principal Receivables during the Revolving Peri-od, the Class B Floating Allocation Percentage and (b) with respect to Principal Receivables during the Amorti-zation Period, the ABC Fixed/Floating Allocation Percent-age.

                    "Class B Outstanding Principal Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) the principal amount of Class B Certificates purchased pursuant to any Class B Funding Purchase pursuant to Section 4.14(b) of the Agreement, minus (b) the aggregate amount of principal payments made to Class B Certificateholders prior to such Business Day.

                    "Class B Percentage" shall mean a fraction the numerator of which is the Class B Invested Amount and the denominator of which is the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount.

                    "Class B Pool Factor" shall mean, with respect to any Record Date, a number carried out to seven decimal places representing the ratio of the Class B Invested Amount as of the last day of the related Monthly Period (determined after taking into account any increases or decreases in the Class B Invested Amount which will occur on the following Distribution Date) to the highest Class B Invested Amount on or prior to the last day of such Monthly Period during the Revolving Period.

                    "Class B Principal" shall mean the principal distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.7(b) of the Agreement.

                    "Class B Principal Payment Commencement Date" shall mean the earlier of (a) the first Distribution Date in an Amortization Period on which the Class A Invested Amount equals or is reduced to zero or, if there are no Principal Collections allocable to the Series 1995-1 Certificates remaining after payments have been made to the Class A Certificate on such Distribution Date, the Distribution Date following the Distribution Date on which the Class A Invested Amount is paid in full and (b) the Distribution Date following a sale or repurchase of the Receivables as set forth in Section 2.4(e), 9.2, 10.2, 12.1 or 12.2 of the Agreement or Section 3 of this Series Supplement.

                    "Class B Purchase Agreement" shall mean the
          Class B Purchase Agreement, dated as of May 26, 1995, between the Transferor and the purchasers of the Class B Certificates specified therein, as the same may from time to time be amended, restated, modified and in effect.

                    "Class B Required Amount" shall mean the amount determined by the Servicer on each Business Day equal to the excess, if any, of (x) the sum of (i) the Daily Portion of the Class B Interest for the then current Monthly Period, (ii) any Carryover Class B Interest previously due but not paid to the Class B Certificate-holders on a prior Business Day, (iii) the Class B Float-ing Allocation Percentage of the Servicing Fee for the then current Monthly Period, (iv) the Class B Floating Allocation Percentage of the Default Amount, if any, for such Business Day and, to the extent not previously paid, for any previous Business Day in such Monthly Period, (v) the Class B Percentage of the Series Allocation Percent-age of the Adjustment Payment required to be made by the Transferor but not made on the related Transfer Date and
          (vi) the unreimbursed amount by which the Class B Invest-ed Amount has been reduced on prior Business Days pursu-ant to clauses (c) and (d) of the definition of Class B Invested Amount over (y) the Available Series 1995-1 Finance Charge Collections plus any Excess Finance Charge Collections from other Series and any Transferor Finance Charge Collections allocated with respect to the amounts described in clauses (x)(i) through (v).

                    "Class C Additional Interest" shall have the meaning specified in subsection 4.6(c) of the Agreement.

                    "Class C Certificateholder" shall mean the Person in whose name a Class C Certificate is registered in the Certificate Register.
                    "Class C Certificateholders' Interest" shall mean the portion of the Series 1995-1 Certificateholders' Interest evidenced by the Class C Certificates.

                    "Class C Certificate Rate" shall mean with respect to each Interest Accrual Period, a per annum rate .75% in excess of LIBOR as determined on the related
          LIBOR Determination Date.

                    "Class C Certificates" shall mean any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-3 hereto.

                    "Class C Daily Principal Amount" shall have the meaning specified in subsection 4.9(c)(iii) of the Agree-ment.

                    "Class C Default Recognition Allocation Per-centage" shall mean, with respect to each Default Recog-nition Date, the percentage equivalent of a fraction, the numerator of which is the Weighted Average Class C In-vested Amount for the related Monthly Period and the denominator of which is the Weighted Average Principal Receivables in the Trust for the related Monthly Period.

                    "Class C Fixed/Floating Allocation Percentage" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the Class C Invested Amount at the end of the last day of the Revolv-ing Period and the denominator of which is the greater of
          (a) the sum of the aggregate amount of Principal Receiv-ables and the amount on deposit in the Excess Funding Account at the end of the preceding Business Day and (b) the sum of the numerators used to calculate the alloca-tion percentages with respect to Principal Collections for all Series.

                    "Class C Floating Allocation Percentage" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class C Invested Amount as of the end of the preceding Business Day and the denominator of which is the greater of (a) the total amount of Principal Receivables in the Trust and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day and
          (b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage.

                    "Class C Full Invested Amount" shall mean
          $70,698,000.

                    "Class C Funding Purchase" shall have the meaning specified in Section 4.14 of the Agreement.

                    "Class C Interest" shall mean the interest distributable in respect of the Class C Certificates as calculated in accordance with subsection 4.6(c) of the Agreement.

                    "Class C Interest Adjustment" shall have the meaning specified in Section 4.6A of the Agreement.
                    "Class C Interest Shortfall" shall have the meaning specified in subsection 4.6(c) of the Agreement.

                    "Class C Invested Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) $70,698,000, minus (b) the aggregate amount of principal payments made to Class C Certificateholders prior to such Business Day, minus (c) the aggregate amount of Class C Investor Charge-Offs for all prior Distribution Dates, minus (d) the aggregate amount of Reallocated Class B Principal Collections and Reallocated Class C Principal Collections for which the Class D Invested Amount has not been reduced for all prior Business Days and plus (e) the sum of the aggregate amount allocated and available on all prior Business Days pursuant to subsection 4.9(a)(xii) of the Agreement and, with respect to such subsection, pursuant to subsections 4.10(a) and (b) and
          Section 4.15 of the Agreement, for the purpose of rein-stating amounts reduced pursuant to the foregoing clauses
          (c) and (d).

                    "Class C Investor Charge-Offs" shall have the meaning specified in subsection 4.13(b) of the Agreement.

                    "Class C Investor Percentage" shall mean, for any Distribution Date, (a) with respect to Finance Charge Receivables and Receivables in Defaulted Accounts at any time or Principal Receivables during the Revolving Peri-od, the Class C Floating Allocation Percentage and (b) with respect to Principal Receivables during the Amorti-zation Period, the ABC Fixed/Floating Allocation Percent-age.

                    "Class C Outstanding Principal Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) the principal amount of Class C Certificates purchased pursuant to any Class C Funding Purchase pursuant to Section 4.14(b) of the Agreement, minus (b) the aggregate amount of principal payments made to Class C Certificateholders prior to such Business Day.

                    "Class C Percentage" shall mean a fraction the numerator of which is the Class C Invested Amount and the denominator of which is the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount.

                    "Class C Pool Factor" shall mean, with respect to any Record Date, a number carried out to seven decimal places representing the ratio of the Class C Invested Amount as of the last day of the related Monthly Period (determined after taking into account any increases or decreases in the Class C Invested Amount which will occur on the following Distribution Date) to the highest Class C Invested Amount on or prior to the last day of such Monthly Period during the Revolving Period.

                    "Class C Principal" shall mean the principal distributable in respect of the Class C Certificates as calculated in accordance with subsection 4.7(c) of the Agreement.

                     "Class C Principal Payment Commencement Date" shall mean the earlier of (a) the first Distribution Date in an Amortization Period on which the Class B Invested Amount is paid in full or, if there are no Principal Collections allocable to the Series 1995-1 Certificates remaining after payments have been made to the Class B Certificates on such Distribution Date, the Distribution Date following the Distribution Date on which the Class B Invested Amount is paid in full and (b) the Distribution Date following a sale or repurchase of the Receivables as set forth in Sections 2.4(e), 9.2, 10.2, 12.1 or 12.2 of the Agreement and Section 3 of this Series Supplement.

                    "Class C Purchase Agreement" shall mean the
          Class C Purchase Agreement, dated as of May 26, 1995, between the Transferor and the Class C Certificate pur-chasers specified therein, as the same may from time to time be amended, restated, modified and in effect.

                    "Class C Required Amount" shall mean the amount determined by the Servicer on each Business Day equal to the excess, if any, of (x) the sum of (i) Class C Inter-est for the then current Monthly Period, (ii) any Carry-over Class C Interest previously due but not paid to the Class C Certificateholders on a prior Distribution Date,
          (iii) the Class C Floating Allocation Percentage of the Servicing Fee for the then current Monthly Period, (iv) the Class C Floating Allocation Percentage of the Default Amount, if any, for such Business Day and, to the extent not previously paid, for any previous Business Day in such Monthly Period, (v) the Class C Percentage of the Series Allocation Percentage of the Adjustment Payment required to be made by the Transferor but not made on the related Transfer Date and (vi) the unreimbursed amount by which the Class C Invested Amount has been reduced on prior Business Days pursuant to clauses (c) and (d) of the definition of Class C Invested Amount over (y) the Available Series 1995-1 Finance Charge Collections plus any Excess Finance Charge Collections from other Series and any Transferor Finance Charge Collections allocated with respect to the amounts described in clauses (x)(i) through (v).

                    "Class D Certificateholder" shall mean the Person in whose name a Class D Certificate is registered in the Certificate Register.

                    "Class D Certificateholders' Interest" shall mean the portion of the Series 1995-1 Certificateholders' Interest evidenced by the Class D Certificate.

                    "Class D Certificate" shall mean any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-4 hereto.

                    "Class D Daily Principal" shall have the mean-ing specified in Section 4.7(d) of the Agreement.

                    "Class D Default Recognition Allocation Per-centage" shall mean with respect to each Default Recogni-tion Date, the percentage equivalent of a fraction, the numerator of which is the Weighted Average Class D In-vested Amount for the related Monthly Period and the denominator of which is the Weighted Average Principal Receivables in the Trust for the related Monthly Period.

                    "Class D Fixed/Floating Allocation Percentage" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the Class D Invested Amount at the end of the last day of the Revolv-ing Period and the denominator of which is the greater of
          (a) the sum of the aggregate amount of Principal Receiv-ables and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day and
          (b) the sum of the numerators used to calculate the allocation percentages with respect to Principal Collec-tions for all Series.

                    "Class D Floating Allocation Percentage" shall mean with respect to any Business Day the percentage equivalent of a fraction, the numerator of which is the Class D Invested Amount on such day after taking into account all adjustments of the Class D Invested Amount on such day and the denominator of which is the greater of
          (a) the total amount of Principal Receivables and the amount on deposit in the Excess Funding Account at the end of the preceding Business Day and (b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage.

                    "Class D Invested Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) upon the initial issuance of the Class D Certificate the initial amount designated by the Transferor (which shall not be less than the Stated Class D Amount), plus (b) the aggregate principal amount of any Additional Class D Invested Amounts pursuant to Section 6.16 of the Agree-ment, minus (c) the aggregate amount of principal pay-ments made to Class D Certificateholders prior to such Business Day, minus (d) the aggregate amount of Class D Investor Charge-Offs for all prior Distribution Dates, minus (e) the aggregate amount of Reallocated Principal Collections for all prior Business Days, plus (f) the sum of the aggregate amount allocated and available on all prior Business Days pursuant to subsection 4.9(a)(xiii) of the Agreement and, with respect to such subsection, pursuant to subsections 4.10(a) and (b) of the Agreement, for the purpose of reinstating amounts reduced pursuant to the foregoing clauses (d) and (e).

                    "Class D Investor Charge-Offs" shall have the meaning specified in subsection 4.13(a) of the Agreement.

                    "Class D Investor Default Amount" shall mean
          (i) on any Business Day other than a Default Recognition Date, for any Business Day an amount equal to the product of (a) the Class D Floating Allocation Percentage appli-cable on such Business Day and (b) the aggregate Default Amount identified since the prior reporting date and (ii) on any Default Recognition Date, an amount equal to the product of (a) the sum of the Class D Default Recognition Allocation Percentage applicable on such Default Recogni-tion Date and (b) the Default Amount with respect to such Default Recognition Date.

                     "Class D Investor Percentage" shall mean, for any Business Day, (a) with respect to Finance Charge Receivables and Receivables in Defaulted Accounts at any time or Principal Receivables during the Revolving Peri-od, the Class D Floating Allocation Percentage and (b) with respect to Principal Receivables during the Amorti-zation Period, the Class D Fixed/Floating Allocation Percentage.

                    "Class D Maximum Required Amount" shall mean
          $153,178,000.

                    "Class D Outstanding Principal Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) upon the initial issuance of the Class D Certificate, the initial amount designated by the Transferor (which shall not be less than the Stated Class D Amount), plus (b) the aggregate principal amount of any Additional Class D Invested Amounts pursuant to Section
          6.16 of the Agreement, minus (c) the aggregate amount of principal payments made to Class D Certificateholders prior to such Business Day.

                    "Class D Principal" shall mean the principal distributable in respect of the Class D Certificate as specified in subsection 4.7(d) of the Agreement.

                    "Class D Principal Payment Commencement Date" shall mean the earlier of (a) the first Distribution Date on which the Class C Invested Amount is paid in full or, if there are no Principal Collections allocable to the Series 1995-1 Certificates remaining after payments have been made to the Class C Certificates on such Distribu-tion Date, the Distribution Date following the Distribu-tion Date on which the Class C Invested Amount is paid in full and (b) the Distribution Date following a sale or repurchase of the Receivables as set forth in Sections 2.4(e), 9.2, 10.2, 12.1 and 12.2 of the Agreement and
          Section 3 of this Series Supplement.

                    "Closing Date" shall mean the date of initial issuance of the Additional Certificates.

                    "Collateral Trust Agreement" shall mean the Amended and Restated Collateral Trust Agreement dated as of May 26, 1995, between Fingerhut Owner Trust and State Street Bank and Trust Company, as Collateral Trustee, as the same may from time to time be amended, restated, modified and in effect.

                    "Commercial Paper" shall mean the promissory notes issued by the Fingerhut Owner Trust in the commer-cial paper market pursuant to the Liquidity Agreement and the Depositary Agreement.

                    "Cost of Funds" shall mean with respect to any day the sum of (a) the greater of (i) the OT Allocation Percentage of the sum of interest on Loans outstanding and the Interest Component of outstanding Commercial Paper accrued with respect to such day and (ii) the Administrator's written estimate delivered to the Trustee on the first Business Day preceding the first day of the then current Monthly Period, as may be modified from time to time during such Monthly Period, of the OT Allocation Percentage of the average daily amount of interest that will accrue on the Loans and Commercial Paper during such Monthly Period; provided, however, that the amount deter-mined pursuant to this clause (a) (ii) shall not exceed on any day (I) the product of (x) the OT Allocation Percentage of the sum of the aggregate outstanding prin-cipal amount of the Loans and the aggregate Principal Component of the Commercial Paper outstanding on such Business Day after giving effect to all transactions on such Business Day, (y) the greater of (A) LIBOR prevail-ing on such preceding Business Day plus .75% and (B) 12% and (z) a fraction the numerator of which is one and the denominator of which is the actual number of days in the then current calendar year minus (II) the sum of the amount determined pursuant to clause (b) below and the OT Allocation Percentage of the Total Program Fees for such day, (b) the OT Allocation Percentage of the amount of any Commitment Fees (as defined in the Liquidity Agree-ment) accrued with respect to such day pursuant to Sec-tion 2.9 of the Liquidity Agreement with respect to Utilized Available Commitments (as defined in the Liquid-ity Agreement), and (c) the Series 1995-1 Allocation Percentage of the Daily Portion of the Interest Amount (as defined in the Owner Trust Agreement) accrued with respect to such day.

                    "Daily Portion" shall mean, with respect to any amount determined pursuant hereto, the product of such amount and a fraction the numerator of which shall be the number of days from and including the preceding Business Day to but excluding such Business Day and the denomina-tor of which shall be the number of days in the then current Monthly Period.

                    "Defeasance Account" shall have the meaning specified in Section 9A of this Series Supplement.

                    "Defeasance Account Balance" shall mean, with respect to any date of determination, the principal amount, if any, on deposit in the Defeasance Account on such date of determination.

                    "Depositary" shall mean The First National Bank of Chicago, any successor to the Depositary or such other banking institution as the Fingerhut Owner Trust shall appoint, with the prior written consent of the Majority Lenders (as defined in the Liquidity Agreement).

                    "Depositary Agreement" shall mean the Amended and Restated Depositary Agreement, dated as of May 26, 1995, between the Fingerhut Owner Trust and the Deposi-tary, as the same may from time to time be amended, restated, modified and in effect.

                    "Distribution Date" shall mean, with respect to the Previously Issued Certificates, July 20, 1995, and the twentieth day of each month thereafter, or if such day is not a Business Day, the next succeeding Business Day and, with respect to the Additional Certificates, October 21, 1996 and the twentieth day of each month thereafter, or if such day is not a Business Day, the next succeeding Business Day; provided, however, that solely with respect to the payment of principal with respect to the Class B Certificates, Class C Certificates and Class D Certificate during the Amortization Period, Distribution Date shall mean the first Business Day of each Monthly Period beginning with the Monthly Period next succeeding the Monthly Period in which the Amortiza-tion Period Commencement Date occurs; provided further, that the final Distribution Date with respect to the payment of principal and interest shall be the Scheduled Series 1995-1 Termination Date.

                    "Early Amortization Period" shall mean the period beginning on the day on which a Pay Out Event occurs or is deemed to have occurred and ending on the earlier of (i) the date on which the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount have been paid in full and (ii) the Series 1995-1 Termination Date.

                    "Election Date" shall have the meaning speci-fied in subsection 6.17(a) of the Agreement.

                    "Election Notice" shall have the meaning speci-fied in subsection 6.17(a) of the Agreement.

                    "Enhancement" shall mean, with respect to the Class A Certificate, the subordination of the Class B Invested Amount, the Class C Invested Amount, and the Class D Invested Amount, with respect to the Class B Certificates, the subordination of the Class C Invested Amount and the Class D Invested Amount, and with respect to the Class C Certificates, the subordination of the Class D Invested Amount.

                    "Excess Finance Charge Collections" shall mean, with respect to any Business Day, as the context re-quires, either (x) the amount described in subsection 4.9(a)(xix) of the Agreement allocated to the Series 1995-1 Certificates but available to cover shortfalls in amounts paid from Finance Charge Collections for other Series, if any, or (y) the aggregate amount of Finance Charge Collections allocable to other Series in excess of the amounts necessary to make required payments with respect to such Series, if any, and available to cover shortfalls with respect to the Series 1995-1 Certifi-cates.

                    "Extension" shall mean the procedure by which the Investor Certificateholders consent to the extension of the Revolving Period to the new Amortization Period Commencement Date set forth in the Extension Notice, pursuant to Section 6.17 of the Agreement.

                    "Extension Date" shall mean April 23, 1999 or if an Extension has already occurred, the date of the next Extension Date set forth in the Extension Notice relating to the Extension then in effect (or, if any such date is not a Business Day, the next preceding Business
          Day).

                    "Extension Notice" shall have the meaning specified in subsection 6.17(a) of the Agreement.
                    "Extension Opinion" shall have the meaning specified in subsection 6.17(a) of the Agreement.

                    "Extension Tax Opinion" shall have the meaning specified in subsection 6.17(a) of the Agreement.

                    "Face Amount" shall mean (i) with respect to Commercial Paper issued on a discount basis, the face amount stated therein, and (ii) with respect to Commer-cial Paper which is interest-bearing, the principal amount of and interest accrued and to accrue on such Commercial Paper to its stated maturity.

                    "Fingerhut Owner Trust" shall mean the Delaware business trust created pursuant to the Owner Trust Agree-ment.

                    "Fixed/Floating Allocation Percentage" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day and (b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage; provided, however, that during any Class A Pay Down Period, the numerator used in the above calcula-tion shall be the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount as of the day immediately preceding the commencement of the Class A Pay Down Period.

                    "Floating Allocation Percentage" shall mean for any Business Day the sum of the applicable Class A Float-ing Allocation Percentage, Class B Floating Allocation Percentage, Class C Floating Allocation Percentage, and Class D Floating Allocation Percentage for such Business Day.

                    "Initial Closing Date" shall mean the date of initial issuance of the Previously Issued Certificates.

                    "Interest Accrual Period" shall mean a Monthly Period and, with respect to a Distribution Date, the preceding Monthly Period; provided, however, that the initial Interest Accrual Period for the Previously Issued Certificates shall be the period from the Initial Closing Date to and including the last day of the Monthly Period preceding the initial Distribution Date for the Previous-ly Issued Certificates, and the initial Interest Accrual Period with respect to the Additional Certificates shall be the period from the Closing Date to and including the last day of the Monthly Period preceding the initial Distribution Date for the Additional Certificates.

                    "Interest Component" shall mean, with respect to any Commercial Paper (i) issued on a discount basis, the portion of the Face Amount of such Commercial Paper representing the discount incurred in respect thereof and
          (ii) issued on an interest-bearing basis, the interest payable on such Commercial Paper (in each case including the related Commercial Paper dealer fees payable in connection with the issuance of such Commercial Paper).

                    "Interest Rate Caps" shall mean the interest rate caps provided pursuant to Cap Agreements by one or more Cap Providers to the Trustee on behalf of any of the Certificateholders which shall entitle the Trust to receive monthly payments equal to the product of (i) the positive difference, if any, between LIBOR in effect for each applicable Interest Period and 12%, (ii) the notion-al amount of such interest rate cap and (iii) the actual number of days in the Interest Period divided by 360.

                    "Invested Amount" shall mean, when used with respect to any Business Day, an amount equal to the sum of (a) the Class A Invested Amount as of such Business Day, (b) the Class B Invested Amount as of such Business Day, (c) the Class C Invested Amount as of such Business Day and (d) the Class D Invested Amount as of such Busi-ness Day; provided, however, that for purposes of deter-mining the Servicing Fee and the Aggregate Invested Amount, the Invested Amount shall mean an amount equal to the sum of (a) the Class A Adjusted Invested Amount as of such Business Day, (b) the Class B Invested Amount as of such Business Day, (c) the Class C Invested Amount as of such Business Day and (d) the Class D Invested Amount as of such Business Day.

                    "Investment Earnings" shall mean, with respect to any Business Day, the investment earnings on amounts on deposit in (i) the Payment Reserve Account, deposited in the Collection Account pursuant to subsection 4.17(c) and (ii) the Defeasance Account, deposited in the Collec-tion Account pursuant to subsection 9A(a).

                    "Investment Period" shall have the meaning specified in Section 4.14 of this Series Supplement.

                    "Investor Certificateholder" shall mean the
          Holder of record of an Investor Certificate of Series
          1995-1.

                    "Investor Certificates" shall mean the Class A Certificate, the Class B Certificates, the Class C Cer-tificates and the Class D Certificate.

                    "Investor Charge-Offs" shall mean the sum of Class A Investor Charge-Offs, Class B Investor Charge-
          Offs, Class C Investor Charge-Offs and Class D Investor
          Charge-Offs.

                    "Investor Default Amount" shall mean, with respect to each Business Day, an amount equal to the product of the Default Amount identified since the prior reporting date and the Floating Allocation Percentage applicable for such Business Day.

                    "Investor Percentage" shall mean for any Busi-ness Day, (a) with respect to Finance Charge Receivables and Receivables in Defaulted Accounts at any time or Principal Receivables during the Revolving Period (ex-cept, with respect to the Class A Certificates, for any portion of the Revolving Period that occurs during the Class A Pay Down Period), the Floating Allocation Per-centage and (b) with respect to Principal Receivables during the Amortization Period and the Class A Pay Down Period, the Fixed/Floating Allocation Percentage.

                    "Investor Reserve Account" shall have the meaning specified in Section 4.18 hereof.

                    "LIBOR" shall mean, for any Interest Accrual
          Period, the London interbank offered quotations for one-month Dollar deposits determined by the Trustee for each Interest Accrual Period in accordance with the provisions of Section 4.16 of the Agreement.

                    "LIBOR Determination Date" shall mean the second Business Day prior to the commencement of each Interest Accrual Period; provided, however, that with respect to the initial Interest Accrual Period for the Class C Certificates that are Previously Issued Certifi-cates, LIBOR Determination Date shall mean a date select-ed by the Transferor which shall not be in excess of two Business Days prior to the date of initial issuance of Certificates of the applicable Class; provided, further, that with respect to the initial Interest Accrual Period for the Class B Certificates and the Class C Certificates that are Additional Certificates, LIBOR Determination Date shall mean August 29, 1996. For purposes of this definition, a Business Day is any day on which banks in London and New York are open for the transaction of international business.

                    "Liquidity Agreement" shall mean the Amended and Restated Liquidity Agreement, dated as of May 26, 1995, by and among the Fingerhut Owner Trust, the several banks signatory thereto, and Chemical Bank, as Adminis-trative Agent, as the same may from time to time be amended, restated, modified and in effect.

                    "Liquidity Bank" shall mean any liquidity bank providing liquidity for the Commercial Paper from time to time pursuant to the Liquidity Agreement, as evidenced by its execution thereof, and any successor or assignee liquidity banks under the Liquidity Agreement.

                    "Loans" shall mean any loans made pursuant to the Liquidity Agreement.

                    "Metris" shall mean Metris Companies Inc., a
          Delaware Corporation.

                    "Metris Receivables Note" or "FFSRI Note" shall have the meaning specified in Section 18 of this Series
          Supplement.

                    "Metris Receivables Note Required Amount" or
          "FFSRI Note Required Amount" shall have the meaning specified in Section 18 of this Series Supplement.

                    "Minimum Retained Percentage" shall mean 2%.

                    "Minimum Transferor Percentage" shall mean 0%; provided, however, that in certain circumstances such percentage may be increased.
                    "Monthly Period" shall have the meaning speci-fied in the Agreement, except that the first Monthly Period with respect to the Previously Issued Certificates shall begin on and include the Initial Closing Date and shall end on and include June 30, 1995.

                    "Negative Carry Amount" shall have the meaning specified in subsection 4.10(a) of the Agreement.

                    "Net ABC Revolving Principal Collections" shall have the meaning specified in Section 4.9(b) of the Agreement.

                    "OT Allocation Percentage" shall mean, on any date of determination, the percentage equivalent of a fraction the numerator of which is the Class A Outstand-ing Principal Amount minus the Series 1995-1 Allocation Percentage of the Aggregate OTC Amount (as defined in the Liquidity Agreement) and the denominator of which is the sum of the Class A Outstanding Principal Amount and all other outstanding principal amounts of all other certifi-cates or securities or interests in receivables held by the Owner Trust less the Aggregate OTC Amount (as defined in the Liquidity Agreement) then outstanding; provided, however, that if the denominator of the foregoing frac-tion is zero, then the OT Allocation Percentage shall be zero.

                    "Owner Trust Agreement" shall mean the Amended and Restated Owner Trust Agreement, dated as of May 26, 1995, between Fingerhut Receivables, Inc., as Depositor, and Wilmington Trust Company as Owner Trustee, as the same may from time to time be amended, restated, modified and in effect.

                    "Paying Agent" shall mean, for the Series
          1995-1 Certificates, the Trustee.

                    "Payment Reserve Account" shall have the mean-ing specified in subsection 4.17 of the Agreement.

                    "Pay Out Commencement Date" shall mean the date on which a Trust Pay Out Event is deemed to occur pursu-ant to Section 9.1 of the Agreement or a Series 1995-1 Pay Out Event is deemed to occur pursuant to Section 8 of this Series Supplement.

                    "Percentage" for each Liquidity Bank shall mean its "Commitment Percentage" as defined in Section 1.1 of the Liquidity Agreement.

                    "Portfolio Yield" shall mean for the Series
          1995-1 Certificates, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the sum of the aggregate amount of Available Series 1995-1 Finance Charge Collections for such Monthly Period (not including the amounts on deposit in the Payment Reserve Account, if any and amounts on deposit in the Investor Reserve Ac-count, if any, calculated on a cash basis, minus the aggregate Investor Default Amount for such Monthly Period and the Series Allocation Percentage of any Adjustment Payments which the Transferor is required but fails to make pursuant to the Pooling and Servicing Agreement for such Monthly Period, and the denominator of which is the average daily Invested Amount.

                    "Previously Issued Certificates" shall have the meaning specified in the third WHEREAS clause hereof.

                    "Principal Shortfalls" shall mean on any Busi-ness Day (i) prior to the Amortization Period Commence-ment Date other than during the Class A Pay Down Period, zero, (ii) after the Amortization Period Commencement Date, the Invested Amount of the class then receiving principal payments after the application of Principal Collections on such Business Day and (iii) during the Class A Pay Down Period, the Class A Invested Amount after the application of Principal Collections on such Business Day.

                    "Qualified Substitute Arrangement" shall have the meaning specified in Section 3A(d) of this Series
          Supplement.

                    "Rating Agency" shall mean Standard & Poor's
          Ratings Group, a division of McGraw-Hill, and Moody's
          Investors Service, Inc.

                    "Reallocated Class B Principal Collections" shall have the meaning specified in subsection 4.15(c) of the Agreement.

                    "Reallocated Class C Principal Collections" shall have the meaning specified in subsection 4.15(b) of the Agreement.

                    "Reallocated Class D Principal Collections" shall have the meaning specified in subsection 4.15(a) of the Agreement.

                    "Reallocated Principal Collections" shall mean the sum of Reallocated Class B Principal Collections,
          Reallocated Class C Principal Collections and Reallocated Class D Principal Collections.

                    "Reference Banks" shall mean four major banks in the London interbank market selected by the Trustee.

                    "Replacement Interest Rate Cap" shall mean one or more Interest Rate Caps, which in combination with all other Interest Rate Caps then in effect, after giving effect to any planned cancellations of any presently outstanding Interest Rate Caps satisfies the Transferor's covenant contained in Section 3A of this Series Supple-ment to maintain Interest Rate Caps.

                    "Required Amount" shall have the meaning speci-fied in Section 4.10 of the Agreement.

                    "Reserve Application Date" shall mean the last Business Day of each Monthly Period and each Determina-tion Date.

                    "Revolving Period" shall mean the period from and including the Initial Closing Date (with respect to the Previously Issued Certificates) or the Closing Date (with respect to the Additional Certificates), to but not including, the Amortization Period Commencement Date.

                    "Scheduled Series 1995-1 Termination Date" shall mean May 30, 2003, unless a different date shall be set forth in any Extension Notice.

                    "Series 1995-1" shall mean the Series of the Metris Master Trust (formerly Fingerhut Financial Servic-es Master Trust) represented by the Series 1995-1 Certif-icates.

                    "Series 1995-1 Allocation Percentage" shall mean, on any date of determination, the percentage equiv-alent of a fraction the numerator of which is the Class A Maximum Invested Amount and the denominator of which is the sum of the Class A Maximum Invested Amount and the other maximum invested amounts relating to all other certificates, securities or interests in collateral held by the Fingerhut Owner Trust.

                    "Series 1995-1 Non-Utilized Allocation Percent-age" shall mean, on any date of determination, the per-centage equivalent of a fraction the numerator of which is the Class A Maximum Invested Amount minus the sum of
          (x) the Class A Outstanding Principal Amount and (y) the Series 1995-1 Allocation Percentage of the Aggregate OTC Amount (as defined in the Liquidity Agreement) and the denominator of which is the sum of (i) the Class A Maxi-mum Invested Amount minus the Class A Outstanding Princi-pal Amount plus (ii) the other maximum invested amounts relating to all other certificates, securities or inter-ests in collateral held by the Fingerhut Owner Trust minus the invested amounts or principal amounts relating to all other series or interests in collateral held by the Fingerhut Owner Trust minus (iii) the Aggregate OTC Amount (as defined in the Liquidity Agreement).

                    "Series 1995-1 Certificates" shall mean the Class A Certificate, the Class B Certificates, the Class C Certificates and the Class D Certificate.

                    "Series 1995-1 Certificateholder" shall mean the holder of record of any Series 1995-1 Certificate.

                    "Series 1995-1 Certificateholders' Interest" shall have the meaning specified in Section 4.4 of the Agreement.

                    "Series 1995-1 Pay Out Event" shall have the meaning specified in Section 8 of this Series Supplement.

                    "Series 1995-1 Termination Date" shall mean the earlier to occur of (i) the day after the Distribution Date on which the Series 1995-1 Certificates are paid in full, or (ii) the Scheduled Series 1995-1 Termination Date.

                    "Series Servicing Fee Percentage" shall mean
          2.00% per annum.

                     "Servicing Fee" shall mean for any Business
          Day, an amount equal to the product of (i) a fraction the numerator of which is the actual number of days from but excluding the next preceding Business Day to and includ-ing such Business Day and the denominator of which is 365 or 366, as the case may be, (ii) the applicable Series Servicing Fee Percentage and (iii) the Invested Amount on such Business Day after giving effect to all transactions on such Business Day.

                    "Shared Principal Collections" shall mean, as the context requires, either (a) the amount allocated to the Series 1995-1 Certificates which, in accordance with subsections 4.9(b), 4.9(c)(v), and 4.9(e)(ii) of the Agreement, may be applied in accordance with Section 4.3(d) of the Agreement or (b) the amounts allocated to the investor certificates (other than Transferor Retained Certificates) of other Series which the applicable Series Supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover Principal Shortfalls with respect to the Series 1995-1 Certificates.

                    "Specified Investor Reserve Amount" shall mean an amount equal to 0% of the sum of the Class A Outstand-ing Principal Amount, the Class B Outstanding Principal Amount, the Class C Outstanding Principal Amount and the Class D Outstanding Principal Amount; provided, however, that the percentage specified above shall be 2% from the date hereof until a date to be specified by the Transfer-or on which date such percentage may be reduced to a lesser percentage (but not less than 0%) so long as the Trustee shall have received written confirmation from Standard & Poor's that the reduction of such percentage will not cause Standard & Poor's to lower or withdraw its then current rating of the Investor Certificates.

                    "Stated Class D Amount" shall mean on any date of determination the greater of (i) zero and (ii) a number rounded to the nearest dollar obtained by multi-plying the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount by a fraction the numerator of which is 13 and the denominator of which is 87; provided, however, that in no event shall the Stated Class D Amount exceed the Class D Maximum Required Amount; and provided further that during any Early Amortization Period or Class A Pay Down Period the Stated Class D Amount shall be equal to the Stated Class D Amount immediately preceding the commencement of the Early Amortization Period or Class A Pay Down Period.

                    "Termination Payment Date" shall mean the earlier of the first Distribution Date following the liquidation or sale of the Receivables as a result of an Insolvency Event and the occurrence of the Scheduled Series 1995-1 Termination Date.

                    "Total Program Fees" shall mean with respect to any day, recurring fees payable to the Collateral Trustee (as defined in the Liquidity Agreement), the Owner Trust-ee (as defined in the Liquidity Agreement), the Adminis-trative Agent (as defined in the Liquidity Agreement) and the Depositary and Basic Administration Fees (as defined in the Collateral Trust Agreement) that arise or accrue on such day.

                    "Transferor Finance Charge Collections" shall mean on any Business Day the product of (a) the Finance Charge Collections for such Business Day, (b) the Trans-feror Percentage and (c) the Series Allocation Percent-age.

                    "Transferor Retained Certificates" shall mean investor certificates of any Series, including the Class D Certificate, which the Transferor retains, but only to the extent that and for so long as the Transferor is the Holder of such Certificates.

                    "Transferor Retained Finance Charge Collec-tions" shall mean with respect to each Business Day other than a Default Recognition Date, the amount specified in subsection 4.9(a)(xix).

                    "Weighted Average Class A Adjusted Invested
          Amount" shall mean with respect to any Monthly Period the weighted average Class A Adjusted Invested Amount based on the Class A Adjusted Invested Amount outstanding on each Business Day after giving effect to all transactions on such Business Day from but excluding the Default Recognition Date related to the preceding Monthly Period to and including the Default Recognition Date with re-spect to such Monthly Period.

                    "Weighted Average Class B Invested Amount" shall mean with respect to any Monthly Period the weight-ed average Class B Invested Amount based on the Class B Invested Amount outstanding on each Business Day after giving effect to all transactions on such Business Day from but excluding the Default Recognition Date related to the preceding Monthly Period to and including the Default Recognition Date with respect to such Monthly Period.

                    "Weighted Average Class C Invested Amount" shall mean with respect to any Monthly Period the weight-ed average Class C Invested Amount based on the Class C Invested Amount outstanding on each Business Day after giving effect to all transactions on such Business Day from but excluding the Default Recognition Date related to the preceding Monthly Period to and including the Default Recognition Date with respect to such Monthly Period.

                    "Weighted Average Class D Invested Amount" shall mean with respect to any Monthly Period the weight-ed average Class D Invested Amount based on the Class D Invested Amount outstanding on each Business Day after giving effect to all transactions on such Business Day from but excluding the Default Recognition Date related to the preceding Monthly Period to and including the Default Recognition Date with respect to such Monthly Period.

                    "Weighted Average Principal Receivables" shall mean with respect to any Monthly Period the weighted average sum of the total amount of Principal Receivables and the amount on deposit in the Excess Funding Account on each Business Day after giving effect to all transac-tions on such Business Day from but excluding the Default Recognition Date related to the preceding Monthly Period to and including the Default Recognition Date with re-spect to such Monthly Period.

                    SECTION 3.  Reassignment Terms.  The Series
          1995-1 Certificates shall be subject to termination by the Transferor at its option, in accordance with the terms specified in subsection 12.2(a) of the Agreement, on any Distribution Date on or after the Distribution Date on which the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount is reduced to an amount less than or equal to 10% of the sum of the highest Class A Invested Amount, the highest Class B Invested Amount and the highest Class C Invested Amount during the Revolving Period. The deposit required in connection with any such termination and final distri-bution shall be equal to the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount plus accrued and unpaid interest on the Series 1995-1 Certificates through the day prior to the Distribution Date on which the final distribution occurs.

                    SECTION 3A. Conveyance of Interest in Interest Rate Cap; Cap Proceeds Account. (a) The Transferor hereby covenants and agrees that, on or prior to the issuance of any of the Class C Certificates, it shall obtain and at all times prior to the close of business on the Series 1995-1 Termination Date maintain one or more Interest Rate Caps whose notional amounts singly or taken as a group equal or exceed the Aggregate ABC Principal Amount. The Transferor hereby assigns, sets-over, con-veys, pledges and grants a security interest and lien (free and clear of all other Liens) to the Trustee for the benefit of the Series 1995-1 Certificateholders, in all of the Transferor's right, title and interest now existing or hereafter arising in and to the Cap Agree-ments and the Interest Rate Caps arising thereunder, together with the Cap Proceeds Account and all other proceeds thereof, as collateral security for the benefit of the Series 1995-1 Certificateholders. The Transferor hereby further agrees to execute all such instruments, documents and financing statements and take all such further action requested by the Trustee to evidence and perfect the assignment of the Cap Agreements and the Interest Rate Caps pursuant to this Section 3A. The Transferor agrees that each Interest Rate Cap shall provide for payments to the Trustee and that the Trust's interest in respect of such payments shall be deposited into the Cap Proceeds Account.

                     (b) The Trustee, for the benefit of the Series 1995-1 Certificateholders, shall establish and maintain with a Qualified Institution, which may be the Trustee, in the name of the Trustee, on behalf of the Certificate-holders, a certain segregated trust account (the "Cap Proceeds Account"). All amounts paid pursuant to the Interest Rate Caps or any Qualified Substitute Arrange-ment on any Business Day (a "Cap Settlement Date") shall be deposited in the Cap Proceeds Account. Any amounts paid pursuant to the Interest Rate Caps or any Qualified

           Substitute Arrangement on the first Business Day of any Monthly Period shall be treated for all purposes herein, including application in accordance with Section 4.9 of the Agreement, as if they had been received on the last Business Day of the preceding Monthly Period. Funds in the Cap Proceeds Account shall be invested at the direc-tion of the Servicer, in Cash Equivalents with maturities not later than the next succeeding Business Day. Any earnings on such invested funds shall be deposited and held in the Cap Proceeds Account and applied in the same manner and priority as payments pursuant to the Interest Rate Caps.

                     (c)  In the event that the Cap Provider de-
           faults in its obligation to make a payment to the Trustee under one or more Cap Agreements on any Cap Settlement Date, the Trustee shall make a demand on such Cap Provid-er, or any guarantor, if applicable, demanding payment by 12:30 p.m., New York time, on such date. The Trustee shall give notice to the Certificateholders upon the continuing failure by any Cap Provider to perform its obligation during the two Business Days following a demand made by the Trustee on such Cap Provider, and shall take such action with respect to such continuing failure directed to be taken by the Certificateholders.

                     (d)  In the event that the senior unsecured
           debt rating of a Cap Provider is withdrawn or reduced below AA by Standard & Poor's or is withdrawn or reduced below Aa2 by Moody's, then within 30 days after receiving notice of such decline in the creditworthiness of the Cap Provider as determined by the Rating Agency, either (x) the Cap Provider, with the prior written confirmation of the Rating Agency that such arrangement will not result in the reduction or withdrawal of the rating of the Class A Certificates, the Class B Certificates or the Class C Certificates, will enter into an arrangement the purpose of which shall be to assure performance by the Cap Pro-vider of its obligations under the Interest Rate Cap; or
           (y) the Servicer shall at its option either (i) with the prior written confirmation of the Rating Agency that such action will not result in a reduction or withdrawal of the rating of the Class A Certificates, the Class B

           Certificates or the Class C Certificates, (A) cause the Cap Provider to pledge securities in the manner provided by applicable law or (B) if permitted to do so, itself pledge or cause to be pledged securities, which shall be held by the Trustee or its agent free and clear of the Lien of any third party, in a manner conferring on the Trustee a perfected first Lien in such securities secur-ing the Cap Provider's performance of its obligations under the applicable Interest Rate Cap, or (ii) provided that a Replacement Interest Rate Cap or Qualified Substi-tute Arrangement meeting the requirements of Section 3A(e) has been obtained, direct the Trustee (A) to pro-vide written notice to the Cap Provider of its intention to terminate the applicable Interest Rate Cap within such 30-day period and (B) to terminate the applicable Inter-est Rate Cap within such 30-day period, to request the payment to it of all amounts due to the Trust under the applicable Interest Rate Cap through the termination date and to deposit any such amounts so received, on the day of receipt, to the Cap Proceeds Account for the benefit of the Certificateholders, or (iii) establish any other arrangement (including an arrangement or arrangements in addition to or in substitution for any prior arrangement made in accordance with the provisions of this Section 3A(d)) satisfactory to the Rating Agency such that the Rating Agency will not reduce or withdraw the rating of the Class A Certificates, the Class B Certificates or the Class C Certificates (a "Qualified Substitute Arrange-ment"); provided, however, that in the event at any time any alternative arrangement established pursuant to clause (x) or (y)(i) or (y)(iii) above shall cease to be satisfactory to the Rating Agency then the provisions of this Section 3A(d) shall again be applied and in connec-tion therewith the 30-day period referred to above shall commence on the date the Servicer receives notice of such cessation or termination, as the case may be.

                     (e) Unless an alternative arrangement pursuant to clause (x) or (y)(i) of Section 3A(d) is being estab-lished, the Servicer shall use its best efforts to obtain a Replacement Interest Rate Cap or Qualified Substitute Arrangement meeting the requirements of this Section 3A(e) during the 30-day period referred to in Section 3A(d). The Trustee shall not terminate the Interest Rate Cap unless, prior to the expiration of the 30-day period referred to in said Section 3A(d), the Servicer delivers to the Trustee (i) a Replacement Interest Rate Cap or Qualified Substitute Arrangement, (ii) to the extent applicable, an Opinion of Counsel as to the due authori-zation, execution and delivery and validity and enforce-ability of such Replacement Interest Rate Cap or Quali-fied Substitute Arrangement, as the case may be, and
           (iii) a letter from the Rating Agency confirming that the termination of the Interest Rate Cap and its replacement with such Replacement Interest Rate Cap or Qualified Substitute Arrangement will not adversely affect its rating of the Class A Certificates, the Class B Certifi-cates or the Class C Certificates.

                     (f) The Servicer shall notify the Trustee and the Rating Agency within five Business Days after obtain-ing knowledge that the senior unsecured debt rating of the Cap Provider has been withdrawn or reduced by Stan-dard & Poor's or Moody's.

                     (g)  Notwithstanding the foregoing, the
           Servicer may at any time obtain a Replacement Interest Rate Cap, provided that the Servicer delivers to the Trustee (i) an Opinion of Counsel as to the due authori-zation, execution and delivery and validity and enforce-ability of such Replacement Interest Rate Cap and (ii) a letter from the Rating Agency confirming that the termi-nation of the then current Interest Rate Cap and its replacement with such Replacement Interest Rate Cap will not adversely affect its rating of the Class A Certifi-cates, the Class B Certificates or the Class C Certifi-cates.

                     (h) The Trustee hereby appoints the Adminis-trator to perform the duties of the calculation agent under the Interest Rate Cap and the Servicer accepts such appointment.
                     (i) The Trustee, on behalf of the Certificate-holders, upon notification from the Servicer shall, sell all or a portion of the Interest Rate Caps subject to the following conditions having been met:

                              (x)  the Aggregate Interest Rate Caps
           Notional Amount after giving effect to such sale shall equal or exceed the Aggregate ABC Principal Amount as of the date of such sale after giving effect to all payments and allocations made pursuant to this Agreement;

                          (y)  such sale will not result in a down-
           grading or withdrawal of the then current rating on any class of the Certificates by the Rating Agencies; and

                          (z)  the minimum notional amount denomina-
           tion of any Interest Rate Cap to be sold is $500,000.

                     The Servicer shall have the duty of obtaining a fair market value price for the sale of the Trust's rights under any Interest Rate Cap, notifying the Trustee of prospective purchasers and bids, and selecting the purchaser of such Interest Rate Cap. The Trustee upon receipt of the purchase price in the Collection Account shall execute all documentation necessary to effect the transfer of the Trust's rights under the Interest Rate Cap and to release the Lien of the Trustee on the Inter-est Rate Cap and proceeds thereof.

                     Funds deposited in the Collection Account in respect of the sale of all or a portion of an Interest Rate Cap shall be applied as Principal Collections allo-cable to Series 1995-1 and shall be applied on the next Distribution Date in accordance with subsections 4.7(a),
           (b) and (c) and 4.9(b), (c) and (e).

                     SECTION 4. Delivery and Payment for the Series 1995-1 Certificates. The Transferor shall execute and deliver the Series 1995-1 Certificates to the Trustee for authentication in accordance with Section 6.1 of the Agreement. The Trustee shall deliver the Series 1995-1 Certificates to or upon the order of the Transferor when authenticated in accordance with Section 6.2 of the Agreement.

                     SECTION 5. Form of Delivery of Series 1995-1 Certificates. The Class A Certificate, the Class B Certificates, the Class C Certificates and the Class D Certificate shall be delivered as Registered Certificates as provided in Section 6.1 of the Agreement.

                     SECTION 6. Article IV of Agreement. Sections 4.1, 4.2 and 4.3 of the Agreement shall read in their entirety as provided in the Agreement. Article IV of the Agreement (except for Sections 4.1, 4.2 and 4.3 thereof) shall read in its entirety as follows and shall be appli-cable only to the Series 1995-1 Certificates:

                                       ARTICLE IV

                            RIGHTS OF CERTIFICATEHOLDERS AND
                       ALLOCATION AND APPLICATION OF COLLECTIONS

                     Section 4.4 Rights of Certificateholders. The Series 1995-1 Certificates shall represent undivided interests in the Trust, including the right to receive, to the extent necessary to make the required payments with respect to such Series 1995-1 Certificates at the times and in the amounts specified in this Agreement, (a) the Floating Allocation Percentage and the Fixed/Floating Allocation Percentage (as applicable from time to time) of Collections (including Finance Charge Collections) available in the Collection Account, (b) funds allocable to the Series 1995-1 Certificates on deposit in the Excess Funding Account and (c) funds on deposit in the Interest Funding Account, the Principal Account, the Distribution Account, the Cap Proceeds Account, the Payment Reserve Account and the Defeasance Account (for such Series, the "Series 1995-1 Certificateholders' Interest"). The Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount shall be subordinated to the Class A Certificate; the Class C Invested Amount and the Class D Invested Amount shall be subordinated to the Class B Certificates; and the Class D Invested Amount shall be subordinated to the Class C Certificates, in each case to the extent provided in this
           Article IV. The Class B Certificates will not have the right to receive payments of principal until the Class A Invested Amount has been paid in full. The Class C Certificates will not have the right to receive payments of principal until the Class A Invested Amount and the Class B Invested Amount have been paid in full. Except in connection with a payment of Class D Daily Principal pursuant to subsection 4.9(f) of this Agreement, the Class D Certificate will not have the right to receive payments of principal until the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount have been paid in full.

                     Section 4.5  Collections and Allocation;
           Payments on Exchangeable Transferor Certificate.

                          (a)  Collections and Allocations.  The
           Servicer will apply or will instruct the Trustee to apply all funds on deposit in the Collection Account and the Excess Funding Account allocable to the Series 1995-1 Certificates, and all funds on deposit in the Interest Funding Account, the Principal Account, the Cap Proceeds Account, the Distribution Account, the Payment Reserve Account and the Defeasance Account maintained for this Series, as described in this Article IV. On each Busi-ness Day, (i) the amount of Finance Charge Collections available in the Collection Account allocable to Series 1995-1 Certificates shall be determined by multiplying the aggregate amount of such Finance Charge Collections by the Floating Allocation Percentage, (ii) the amount of Principal Collections available in the Collection Account allocable to the Series 1995-1 Certificates shall be determined by multiplying the aggregate amount of such Principal Collections by (x) during the Revolving Period, the Floating Allocation Percentage and (y) during any Amortization Period, the Fixed/Floating Allocation Per-centage, and (iii) the Receivables in Defaulted Accounts allocable to the Series 1995-1 Certificates shall be determined by multiplying the aggregate amount of such Receivables in Defaulted Accounts by the Floating Alloca-tion Percentage.

                          (b)  Payments to the Holder of the Ex-
           changeable Transferor Certificate. On each Business Day, the Servicer shall determine whether a Pay Out Event is deemed to have occurred with respect to the Series 1995-1 Certificates, and the Servicer shall allocate and pay Collections in accordance with the Daily Report with respect to such Business Day to the Holder of the Ex-changeable Transferor Certificate as follows:

                     (i) For each Business Day with respect to the Revolving Period, in addition to amounts allocated and paid to the Holder of the Exchangeable Transfer-or Certificate pursuant to subsection 4.3(b) of the Agreement, an amount equal to (x) the product of the Class D Floating Allocation Percentage and the amount of Principal Collections on such Business Day, minus (y) the Reallocated Class D Principal Collections for such Business Day minus (z) the amount of any Class D Daily Principal for such Business Day;

                     (ii) For each Business Day with respect to the Amortization Period prior to the Business Day on which an amount equal to the Class C Invested Amount has been deposited in the Principal Account to be applied to the payment of Class C Principal, in addition to amounts allocated and paid to the Holder of the Exchangeable Transferor Certificate pursuant to subsection 4.3(b) of the Agreement, an amount equal to (x) the product of the Class D Fixed/Floating Allocation Percentage and the amount of Principal Collections on such Business Day minus
                (y) the Reallocated Class D Principal Collections for such Business Day minus (z) the amount of any Class D Daily Principal for such Business Day; and

                     (iii) For each Business Day on and after the day on which Principal Collections are being depos-ited in the Principal Account pursuant to Section 4.9(c)(iv), the amount of payments of Principal Collections made to the Holder of the Exchangeable Transferor Certificate shall be determined only as provided in subsection 4.3(b) of the Agreement.

                     Notwithstanding the foregoing, amounts payable to the Transferor pursuant to subsection 4.5(b)(i) or
           (ii) shall instead be deposited in the Excess Funding Account to the extent necessary to prevent the Transferor Interest from being less than the Minimum Transferor Interest.

                     The allocations to be made pursuant to this subsection 4.5(b) also apply to deposits into the Collec-tion Account that are treated as Collections, including Adjustment Payments, payment of the reassignment price pursuant to Section 2.4(e) of the Agreement and proceeds from the sale, disposition or liquidation of the Receiv-ables pursuant to Section 9.2, 10.2, 12.1 or 12.2 of the Agreement and Section 3 of this Series Supplement. Such deposits to be treated as Collections will be allocated as Finance Charge Receivables or Principal Receivables as provided in the Agreement.

                     Section 4.6 Determination of Interest for the Series 1995-1 Certificates. (a) The amount of interest (the "Class A Interest") allocable to the Class A Certif-icate with respect to any Business Day shall be an amount equal to the sum of (x) the Series 1995-1 Allocation Percentage of the Total Program Fees accrued from and including the preceding Business Day to but excluding such Business Day and (y) the product of (i) the Class A Certificate Rate and (ii) a fraction the numerator of which is the actual number of days from and including the immediately preceding Business Day to but excluding such Business Day and the denominator of which is 365 or 366, as the case may be, and (iii) the Class A Outstanding Principal Amount on such Business Day after giving effect to all transactions on such Business Day.

                     On each Business Day, the Servicer shall deter-mine an amount (the "Class A Interest Shortfall") equal to the excess, if any, of (x) the Class A Interest for such Business Day plus the Class A Interest Shortfall for the preceding Business Day over (y) the amount available to be paid to the Class A Certificateholder in respect of Class A Interest on such Business Day. The Class A Interest Shortfall shall initially be zero.

                       (b)  The amount of monthly interest (the
           "Class B Interest") allocable to the Class B Certificates with respect to any Interest Accrual Period shall be an amount equal to the product of (i) the Class B Certifi-cate Rate and (ii) a fraction the numerator of which is the actual number of days in such Interest Accrual Period and the denominator of which is 360 and (iii) the Class B Invested Amount as of the close of business on the first day of such Interest Accrual Period.

                     On the Determination Date preceding each Dis-tribution Date, the Servicer shall determine an amount (the "Class B Interest Shortfall") equal to the excess, if any, of (x) the aggregate Class B Interest for the Interest Accrual Period applicable to the Distribution Date over (y) the amount available to be paid to the Class B Certificateholders in respect of interest on such Distribution Date. If there is a Class B Interest Short-fall with respect to any Distribution Date, an additional amount ("Class B Additional Interest") shall be payable as provided herein with respect to the Class B Certifi-cates on each Distribution Date following such Distribu-tion Date, to and including the Distribution Date on which such Class B Interest Shortfall is paid to Class B Certificateholders, equal to the product of (i) the Class B Certificate Rate plus 2% per annum and (ii) such Class B Interest Shortfall remaining unpaid calculated on the basis of a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360. Notwithstanding any-thing to the contrary herein, Class B Additional Interest shall be payable or distributed to Class B Certificate-holders only to the extent permitted by applicable law.

                       (c)  The amount of monthly interest (the
           "Class C Interest") allocable to the Class C Certificates with respect to any Interest Accrual Period shall be an amount equal to the product of (i) the Class C Certifi-cate Rate and (ii) a fraction the numerator of which is the actual number of days in such Interest Accrual Period and the denominator of which is 360 and (iii) the Class C Invested Amount as of the close of business on the first day of such Interest Accrual Period.

                     On the Determination Date preceding each Dis-tribution Date, the Servicer shall determine an amount (the "Class C Interest Shortfall") equal to the excess, if any, of (x) the aggregate Class C Interest for the Interest Accrual Period applicable to the Distribution Date over (y) the amount available to be paid to the Class C Certificateholders in respect of interest on such Distribution Date. If there is a Class C Interest Short-fall with respect to any Distribution Date, an additional amount ("Class C Additional Interest") shall be payable as provided herein with respect to the Class C Certifi-cates on each Distribution Date following such Distribu-tion Date, to and including the Distribution Date on which such Class C Interest Shortfall is paid to Class C Certificateholders, equal to the product of (i) the Class C Certificate Rate plus 2% per annum and (ii) such Class C Interest Shortfall remaining unpaid calculated on the basis of a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360. Notwithstanding any-thing to the contrary herein, Class C Additional Interest shall be payable or distributed to Class C Certificate-holders only to the extent permitted by applicable law.

                     Section 4.6A  Determination of the Class A
           Interest Adjustment. On each Business Day on which any obligations of the Trust to the Class A Certificateholder remain outstanding, the Servicer shall compute the ex-cess, if any, of (i) the amount payable pursuant to subsection 4.9(a)(i) over (ii) the aggregate amounts actually paid to the Class A Certificateholder pursuant to subsection 4.9(a)(i) on such Business Day. The great-er of zero and the amount of the excess, if any, computed in the immediately preceding sentence shall be the "Class A Interest Adjustment" for such Business Day and the Servicer shall provide the Trustee with written notice by facsimile or otherwise of the Class A Interest Adjust-ment. If the Class A Interest Adjustment is greater than zero, the Trustee shall withdraw from the Interest Fund-ing Account and deposit in the Distribution Account an amount equal to the lesser of the aggregate amounts deposited in the Interest Funding Account pursuant to subsections 4.9(a)(iii) and 4.9(a)(x) of the Agreement during the then current Monthly Period on and prior to such Business Day (less the amount of any prior withdraw-als therefrom pursuant to this third sentence of Section 4.6A on each prior Business Day in the then current Monthly Period) and the Class A Interest Adjustment (the greater of any such amount withdrawn and zero, the "Class C Interest Adjustment" for such Business Day). If the Class A Interest Adjustment for such Business Day exceeds the Class C Interest Adjustment for such Business Day, the Trustee shall withdraw from the Interest Funding Account and deposit in the Distribution Account an amount equal to the lesser of (i) the aggregate amounts deposit-ed in the Interest Funding Account pursuant to subsection 4.9(a)(ii) and 4.9(a)(ix) of the Agreement during the then current Monthly Period on and prior to such Business Day (less the amount of any prior withdrawals therefrom pursuant to this fourth sentence of Section 4.6A on each prior Business Day in the then current Monthly Period and
           (ii) the difference between the Class A Interest Adjust-ment and the Class C Interest Adjustment (the greater of any such amount withdrawn and zero, the "Class B Interest Adjustment" for such Business Day).

                     Section 4.7  Determination of Principal
           Amounts. (a) The amount of principal (the "Class A Principal") distributable from the Distribution Account with respect to the Class A Certificate on each Business Day with respect to (A) the Revolving Period (except for any portion of the Revolving Period during a Class A Pay Down Period) shall be an amount equal to the sum of (x) amounts deposited into the Principal Account from the Defeasance Account pursuant to Section 9A of this Series Supplement and (y) the amount, if any, specified in the last sentence of Section 3A(i) of this Series Supplement and (B) the Amortization Period or the Class A Pay Down Period shall be equal to an amount calculated as follows:

           the sum of (i) an amount equal to the product of the ABC Fixed/Floating Allocation Percentage and the aggregate amount of Principal Collections (less the amount of Reallocated Class B Principal Collections and Reallocated Class C Principal Collections) with respect to such Business Day, (ii) any amount on deposit in the Excess Funding Account allocated to the Class A Certificate pursuant to subsection 4.9(d) with respect to such Busi-ness Day, (iii) the amount, if any, allocated to the Class A Certificate pursuant to subsections 4.9(a)(v),
           (vii), (viii), (xi), and (xii) of the Agreement and, with respect to such subsections, pursuant to subsections 4.10(a) and (b) and 4.15(a), (b) and (c) on such Business Day, (iv) the amount of Shared Principal Collections allocated to the Class A Certificate with respect to such Business Day pursuant to Section 4.3(d) and (v) the amount, if any, specified in the last sentence of Section 3A(i) of this Series Supplement; provided, however, that with respect to any Business Day, Class A Principal may not exceed the Class A Invested Amount; provided, fur-ther, that with respect to the Scheduled Series 1995-1 Termination Date, the Class A Principal shall be an amount equal to the Class A Invested Amount.

                          (b)  The amount of principal (the "Class B
           Principal") distributable from the Distribution Account with respect to the Class B Certificates on each Distri-bution Date, beginning with the Class B Principal Payment Commencement Date, shall equal an amount calculated as follows: the sum of (i) an amount equal to the product of the ABC Fixed/Floating Allocation Percentage and the aggregate amount of Principal Collections (less the amount of Reallocated Class B Principal Collections and Reallocated Class C Principal Collections) with respect to the preceding Monthly Period (or, in the case of the first Distribution Date in the Amortization Period fol-lowing the date on which an amount equal to the Class A Invested Amount is paid to the Class A Certificateholder in respect of Class A Principal, the ABC Fixed/Floating Allocation Percentage of Principal Collections from the date on which such deposit is made), (ii) any amount on deposit in the Excess Funding Account allocated to the Class B Certificates pursuant to subsection 4.9(d) with respect to the preceding Monthly Period, (iii) the amount, if any, allocated to the Class B Certificates pursuant to subsections 4.9(a)(v), (vii), (xi) and (xii) of the Agreement and, with respect to such subsections, pursuant to subsections 4.10(a) and (b) and 4.15(a) and
           (b) of the Agreement with respect to such Distribution Date, (iv) the amount of Shared Principal Collections allocated to the Class B Certificates with respect to the preceding Monthly Period pursuant to Section 4.3(d) of the Agreement on and after the Class B Principal Payment Commencement Date and (v) the amount, if any, specified in the last sentence of Section 3A(i) of this Series Supplement; provided, further, that with respect to any Distribution Date, Class B Principal may not exceed the Class B Invested Amount; provided, further, that with respect to the Scheduled Series 1995-1 Termination Date, the Class B Principal shall be an amount equal to the Class B Invested Amount.

                          (c)  The amount of principal (the "Class C
           Principal") distributable from the Distribution Account with respect to the Class C Certificates on each Distri-bution Date, beginning with the Class C Principal Payment Commencement Date, shall be an amount equal to and calcu-lated as follows: the sum of (i) an amount equal to the product of the ABC Fixed/Floating Allocation Percentage and the aggregate amount of Principal Collections (less the amount of Reallocated Class C Principal Collections) with respect to the preceding Monthly Period (or, in the case of the first Distribution Date following the date on which an amount equal to the Class B Invested Amount is deposited in the Principal Account to be applied to the payment of Class B Principal, the ABC Fixed/Floating Allocation Percentage of Principal Collections from the date on which such deposit is made), (ii) any amounts on deposit in the Excess Funding Account allocated to the Class C Certificates pursuant to subsection 4.9(d) with respect to the preceding Monthly Period, (iii) the amount, if any, allocated to the Class C Certificates pursuant to subsections 4.9(a)(v), (vii) and (xii) of the Agreement and, with respect to such subsections, pursuant to subsections 4.10(a) and (b) and 4.15(a) on such Busi-ness Day, (iv) the amount of Shared Principal Collections allocated to the Class C Certificates with respect to the preceding Monthly Period pursuant to Section 4.3(d) of the Agreement on and after the Class C Principal Payment Commencement Date and (v) the amount, if any, specified in the last sentence of Section 3A(i) of this Series Supplement; provided that with respect to any Distribu-tion Date, Class C Principal may not exceed the Class C Invested Amount; provided, further, that with respect to the Scheduled Series 1995-1 Termination Date, the Class C Principal shall be an amount equal to the Class C Invest-ed Amount.

                          (d)  The amount of principal (the "Class D
           Principal") distributable from the Distribution Account with respect to the Class D Certificate on each Distribu-tion Date beginning with the Class D Principal Payment Commencement Date, or in the case of distributions of Class D Daily Principal pursuant to the last proviso of this subsection 4.7(d), on each Business Day, shall be an amount equal to and calculated as follows: the sum of
           (i) an amount equal to the product of the Class D Fixed/Floating Allocation Percentage of Principal Collec-tions (less the amount of Reallocated Class D Principal Collections) with respect to the preceding Monthly Period (or, in the case of the first Distribution Date following the date on which an amount equal to the Class C Invested Amount is deposited in the Principal Account to be ap-plied to the payment of Class C Principal, the Class D Fixed/Floating Allocation Percentage of Principal Collec-tions from the date on which such deposit is made), (ii) any amount on deposit in the Excess Funding Account allocated to the Class D Certificate pursuant to subsec-tion 4.9(d) with respect to the preceding Monthly Period, and (iii) the amount, if any, allocated to the Class D Certificate pursuant to subsections 4.9(a)(vi), (vii) and
           (xiii) of the Agreement and, with respect to such subsec-tions, pursuant to subsection 4.10(a) and (b) of the Agreement with respect to such Distribution Date; provid-ed, however, that with respect to the Scheduled Series 1995-1 Termination Date, the Class D Principal shall be an amount equal to the Class D Invested Amount; provided further, that on any Business Day during any period other than an Early Amortization Period or Class A Pay Down Period, the Transferor may designate that either (x) an amount up to the lesser of (i) the excess of the Class D Invested Amount over the Stated Class D Amount on such day after taking into account all adjustments of the Class A Invested Amount on such day and (ii) (I) during the Revolving Period an amount equal to (x) the product of the Class D Floating Allocation Percentage and the amount of Principal Collections on such Business Day minus (y) Reallocated Class D Principal Collections on such Business Day or (II) after the Amortization Period Commencement Date an amount equal to (x) the product of the Class D Fixed/Floating Allocation Percentage and the amount of Principal Collections on such Business Day minus (y) Reallocated Class D Principal Collections on such Business Day (such designated amount, the "Class D Daily Principal") shall be distributed in accordance with subsection 4.9(f) or (y) an amount up to the excess of the Class D Invested Amount over the Stated Class D Amount on such day after taking into account all adjust-ments of the Class A Invested Amount on such day, shall be subtracted from the Class D Invested Amount and added to the Transferor Interest.

                     Section 4.8  Shared Principal Collections.
           Shared Principal Collections allocated to the Series 1995-1 Certificates and to be applied pursuant to subsec-tions 4.9 (b), 4.9(c)(i)(z), 4.9(c)(ii)(z),
           4.9(c)(iii)(z), 4.9(c)(iv)(z) and 4.9(e)(i)(z) for any
           Business Day  shall mean an amount equal to the sum of
           (i) the product of (x) Shared Principal Collections for all Series for such Business Day and (y) a fraction, the numerator of which is the Principal Shortfall for the Series 1995-1 Certificates for such Business Day and the denominator of which is the aggregate amount of Principal Shortfalls for all Series for such Business Day and (ii) Shared Principal Collections for all Series for such Business Day, less the amount thereof to be applied with respect to Principal Shortfalls for all Series for such Business Day, which the Transferor has opted to apply to the Variable Funding Certificates of Series 1995-1 in accordance with Section 4.3(d) of the Agreement.

                     Section 4.9  Application of Funds.  (a)  On
           each Business Day, the Servicer shall deliver to the Trustee a Daily Report in which it shall instruct the Trustee to withdraw, and the Trustee, acting in accor-dance with such instructions, shall withdraw from the Collection Account and the Cap Proceeds Account, to the extent of the sum of (v) prior to the Pay Out Commence-ment Date, the Floating Allocation Percentage of Finance Charge Collections available in the Collection Account or, on and after the Pay Out Commencement Date, the Fixed/Floating Allocation Percentage of Finance Charge Collections available in the Collection Account, (w) Investment Earnings on deposit in the Collection Account,
           (x) amounts on deposit in the Payment Reserve Account, if any, if and to the extent so designated by the Transfer-or, (y) the Cap Receipt Amount, if any, for such Business Day and (z) on each Reserve Application Date amounts on deposit in the Investor Reserve Account, if any (the "Available Series 1995-1 Finance Charge Collections") the amounts set forth in subsections 4.9(a)(i) through 4.9(a)(xix) in the following priority.

                          (i)  Class A Interest.  On each Business
                Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the Cap Receipt Amount and then from the Collection Account and then from the Pay-ment Reserve Account and then, on each Reserve Application Date, from the Investor Reserve Account and pay to the Class A Certificateholders on such Business Day, to the extent of the Available Series 1995-1 Finance Charge Collections, an amount equal to the lesser of (x) the Available Series 1995-1 Finance Charge Collections and (y) the sum of (A) the lesser of (I) the Class A Interest for such Business Day and (II) the product of (i) the greater of LIBOR then in effect plus 0.75% per annum and 12% per annum and (ii) a fraction the numerator of which is the number of days from and including the preced-ing Business Day to but excluding such Business Day and the denominator of which is the actual number of days in the then current calendar year and (iii) the Class A Outstanding Principal Balance as of the close of business on the preceding Business Day plus
                (B) the excess, if any, of the amount payable to the Class A Certificateholders pursuant to clause (A) on each prior Business Day over the amount which has been paid to the Class A Certificateholders with respect thereto on each prior Business Day.

                          (ii)  Class B Interest.  On each Business
                Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall allocate to the Class B Certificates and withdraw first from the Cap Proceeds Account to the extent of the remaining Cap Receipt Amount for such Business Day, and then from the Collection Account and then from the Payment Reserve Account and then, on each Reserve Application Date, from the Investor Reserve Account and deposit into the Interest Fund-ing Account, to the extent of the Available Series 1995-1 Finance Charge Collections remaining after giving effect to the withdrawal pursuant to subsec-tion 4.9(a)(i), an amount equal to the lesser of (x) any such remaining Available Series 1995-1 Finance Charge Collections and (y) the sum of (A) the Daily Portion of Class B Interest to be distributed on the Distribution Date following such Monthly Period plus
                (B) the excess, if any, of the amount required to be deposited pursuant to clause (A) above on each prior Business Day over the amount on deposit in the Interest Funding Account with respect thereto on such Business Day plus (C) an amount equal to the portion of Carryover Class B Interest attributable to amounts required to be deposited pursuant to clause (A) above that were not so deposited prior to such Business Day minus the amounts required to be deposited pursuant to clause (B) above.

                          (iii)  Class C Interest.  On each Business
                Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall allocate to the Class C Certificates and withdraw first from the Cap Proceeds Account, to the extent of the remaining Cap Receipt Amount for such Business Day and then from the Collection Account and then from the Payment Reserve Account and then, on each Reserve Application Date, from the Investor Reserve Account and deposit into the Interest Fund-ing Account, to the extent of the Available Series 1995-1 Finance Charge Collections remaining after giving effect to the withdrawal pursuant to subsec-tions 4.9(a)(i) and (ii), an amount equal to the lesser of (x) any such remaining Available Series 1995-1 Finance Charge Collections and (y) the sum of
                (A) the Daily Portion of Class C Interest to be distributed on the Distribution Date following such Monthly Period plus (B) the excess, if any, of the amount required to be deposited pursuant to clause
                (A) above on each prior Business Day over the amount on deposit in the Interest Funding Account with respect thereto on such Business Day plus (C) an amount equal to the portion of Carryover Class C Interest attributable to amounts required to be deposited pursuant to clause (A) above that were not so deposited prior to such Business Day minus the amounts required to be deposited pursuant to clause
                (B) above.

                          (iv)  Servicing Fee.  On each Business
                Day, the Trustee, acting in accordance with instruc-tions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the re-maining Cap Receipt Amount and then from the Collec-tion Account and then from the Payment Reserve Account and then, on each Reserve Application Date, from the Investor Reserve Account and distribute to the Servicer, to the extent of any Available Series 1995-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsec-tions 4.9(a)(i) through (iii), an amount equal to the lesser of (x) any such remaining Available Series 1995-1 Finance Charge Collections and (y) the Servicing Fee for such Business Day plus any Servic-ing Fee due with respect to any prior Business Day but not distributed to the Servicer

                          (v)  ABC Investor Default Amount.  On each
                Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the remaining Cap Receipt Amount second, only if such day is a Default Recognition Date, from the Trans-feror an amount equal to the aggregate Transferor Retained Finance Charge Collections for each day during the related Monthly Period and then from the Collection Account and then from the Payment Reserve Account and then, on each Reserve Application Date, from the Investor Reserve Account, to the extent of any Available Series 1995-1 Finance Charge Collec-tions remaining after giving effect to the withdraw-als pursuant to subsections 4.9(a)(i) through (iv), an amount equal to the lesser of (x) any such re-maining Available Series 1995-1 Finance Charge Collections and (y) the sum of (1) the aggregate ABC Investor Default Amount for such Business Day plus
                (2) the unpaid ABC Investor Default Amount for each previous Business Day during such Monthly Period, such amount to be (A) during the Revolving Period (except for any portion of the Revolving Period during a Class A Paydown Period) treated as Shared Principal Collections, (B) during the Amortization Period or the Class A Pay Down Period on and prior to the day on which an amount equal to the Class A Invested Amount is deposited in the Principal Ac-count, to be deposited in the Principal Account for distribution to the Class A Certificateholder on the next Distribution Date, (C) during the Amortization Period, on and after the day on which such deposit to the Principal Account with respect to the Class A Invested Amount has been made and on and prior to the day on which an amount equal to the Class B Invested Amount is deposited in the Principal Ac-count, to be deposited in the Principal Account for payment to the Class B Certificateholders on the next Distribution Date, (D) during the Amortization Period on and after the day on which such deposit to the Principal Account with respect to the Class B Invested Amount has been made on and prior to the day on which an amount equal to the Class C Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for payment to the Class C Certificateholders on the next Distribu-tion Date and (E) on and after the day such deposit to the Principal Account with respect to Class C Invested Amount has been made, to be paid to the Class D Certificateholders.

                          (vi)  Class D Investor Default Amount.  On
                each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the remaining Cap Receipt Amount, second, if such day is a Default Recognition Date, from the Trans-feror an amount equal to the aggregate Transferor Retained Finance Charge Collections for each day during the related Monthly Period and then from the Collection Account and then from the Payment Reserve Account and then, on each Reserve Application Date, from the Investor Reserve Account, to the extent of any Available Series 1995-1 Finance Charge Collec-tions remaining after giving effect to the withdraw-als pursuant to subsections 4.9(a)(i) through (v), an amount equal to the lesser of (x) any such re-maining Available Series 1995-1 Finance Charge Collections and (y) the sum of (1) the aggregate Class D Investor Default Amount for such Business Day plus (2) the unpaid Class D Investor Default Amount for each previous Business Day during such Monthly Period, such amount to be (A) paid to the Transferor during the Revolving Period and the Amortization Period prior to the payment in full of the Class C Invested Amount, and (B) to the extent allocated to Class D Principal pursuant to Section
                4.7 during the Amortization Period following the payment in full of the Class C Invested Amount, deposited in the Principal Account for distribution to the Class D Certificateholders on the next Dis-tribution Date.

                          (vii)  Adjustment Payment Shortfalls.  On
                each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the remaining Cap Receipt Amount and then from the Collection Account and then from the Payment Reserve Account and then, on each Reserve Application Date, from the Investor Reserve Account, to the extent of any Available Series 1995-1 Finance Charge Collec-tions remaining after giving effect to the withdraw-als pursuant to subsections 4.9(a)(i) through (vi), an amount equal to the lesser of (x) any such re-maining Available Series 1995-1 Finance Charge Collections and (y) an amount equal to the Series Allocation Percentage of any Adjustment Payment which the Transferor is required but fails to make pursuant to subsection 3.8(a) of the Agreement, such amount, (i) during the Revolving Period (except for any portion of the Revolving Period during a Class A Paydown Period), to be treated as Shared Principal Collections, (ii) during the Amortization Period or the Class A Pay Down Period on and prior to the day on which an amount equal to the Class A Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for distribution to the Class A Certificateholder on the next Distri-bution Date, (iii) during the Amortization Period, on and after the day on which such deposit to the Principal Account with respect to the Class A In-vested Amount has been made and on and prior to the day on which an amount equal to the Class B Invested Amount is deposited in the Principal Account for payment to the Class B Certificateholders on the next Distribution Date, (iv) during the Amortization Period on and after the day on which such deposit to the Principal Account with respect to the Class B Invested Amount has been made on and prior to the day on which an amount equal to the Class C Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for payment to the Class C Certificateholders on the next Distribu-tion Date and (v) on and after the day such deposit to the Principal Account with respect to Class C Invested Amount has been made, to be paid to the Class D Certificateholders.

                          (viii)  Reimbursement of Class A Investor
                Charge-Offs. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the remaining Cap Receipt Amount and then from the Collection Account and then from the Payment Reserve Account, on each Reserve Application Date, and then from the Investor Reserve Account, to the extent of any Available Series 1995-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (vii), an amount equal to the lesser of (x) any such remaining Available Series 1995-1 Finance Charge Collections and (y) the unreimbursed Class A Investor Charge-Offs, if any; such amount will be applied to reimburse Class A Investor Charge-Offs, and, during the Revolving Period (except for any portion of the Revolving Period during a Class A Paydown Period), will be treated as Shared Principal Collections, and during the Amortization Period or the Class A Pay Down Period on and prior to the day on which an amount equal to the Class A Invested Amount is deposited in the Principal Account will be deposited in the Principal Account for distribution to the Class A Certificateholders on the next Distribution Date.

                          (ix)  Unpaid Class B Interest.  On each
                Business Day, the Trustee, acting in accordance with the instructions from the Servicer, shall allocate to the Class B Certificates and withdraw first from the Cap Proceeds Account, to the extent of the remaining Cap Receipt Amount for such Business Day and then from the Collection Account and then from the Payment Reserve Account and then, on each Re-serve Application Date, from the Investor Reserve Account and deposit in the Interest Funding Account, to the extent of the Available Series 1995-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (viii), an amount equal to the lesser of (x) any such remaining Available Series 1995-1 Finance Charge Collections and (y) the sum of (1) the excess of the Daily Portion of the product of (i) the Class B Certificate Rate and (ii) a fraction the numerator of which is the actual number of days in the then current Interest Accrual Period and the denominator of which is 360 and (iii) the Class B Outstanding Principal Amount as of the close of business on the first day of such Interest Accrual Period, over the amount on deposit in the Interest Funding Account or previously paid to the Class B Certificateholders with respect thereto and (2) any additional interest (to the extent permitted by applicable law) at the Class B Certificate Rate plus 2% for interest that has accrued on interest that was due during a prior Monthly Period pursuant to this subsection but was not deposited in the Interest Funding Account or paid to the Class B Certificateholders.

                          (x)  Unpaid Class C Interest.  On each
                Business Day, the Trustee, acting in accordance with the instructions from the Servicer, shall allocate to the Class C Certificates and withdraw first from the Cap Proceeds Account, to the extent of the remaining Cap Receipt Amount for such Business Day and then from the Collection Account and then from the Payment Reserve Account and then, on each Re-serve Application Date, from the Investor Reserve Account and deposit in the Interest Funding Account, to the extent of any Available Series 1995-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (ix), an amount equal to the lesser of (x) any such remaining Available Series 1995-1 Finance Charge Collections and (y) the sum of (1) the excess of the Daily Portion of the product of (i) the Class C Certificate Rate and (ii) a fraction the numerator of which is the actual number of days in the then current Interest Accrual Period and the denominator of which is 360 and (iii) the Class C Outstanding Principal Amount as of the close of business on the first day of such Interest Accrual Period over the amount on deposit in the Interest Funding Account or previously paid to the Class C Certificateholders with respect thereto and (2) any additional interest (to the extent permitted by applicable law) at the Class C Certificate Rate plus 2% for interest that has accrued on interest that was due during a prior Monthly Period pursuant to this subsection but was not deposited in the Interest Funding Account or paid to the Class C Certificateholders.

                          (xi)  Reimbursement of Class B Investor
                Charge-Offs. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the remaining Cap Receipt Amount for such Business Day and then from the Collection Account and then from the Payment Reserve Account and then, on each Reserve Application Date, from the Investor Reserve Account, to the extent of any Available Series 1995-1 Finance Charge Collec-tions remaining after giving effect to the withdraw-als pursuant to subsections 4.9(a)(i) through (x), an amount equal to the lesser of (x) any such re-maining Available Series 1995-1 Finance Charge Collections and (y) the unreimbursed amount by which the Class B Invested Amount has been reduced on prior Business Days pursuant to clauses (c) and (d) of the definition of Class B Invested Amount, if any, such amount, (i) during the Revolving Period (except for any portion of the Revolving Period during a Class A Paydown Period), to be treated as Shared Principal Collections, (ii) during the Amor-tization Period or the Class A Pay Down Period, on and prior to the day on which an amount equal to the Class A Invested Amount is deposited in the Princi-pal Account, to be deposited in the Principal Ac-count for distribution to the Class A Certificate-holders on the next Distribution Date, and (iii) during the Amortization Period, on and after the day on which such deposit has been made and on and prior to the day on which the Class B Invested Amount has been deposited in the Principal Account, to be deposited in the Principal Account for payment to the Class B Certificateholders on the next Distribu-tion Date.

                          (xii)  Reimbursement of Class C Investor
                Charge-Offs. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the remaining Cap Receipt Amount for such Business Day and then from the Collection Account and then from the Payment Reserve Account and then, on each Reserve Application Date, from the Investor Reserve Account, to the extent of any Available Series 1995-1 Finance Charge Collec-tions remaining after giving effect to the withdraw-als pursuant to subsections 4.9(a)(i) through (xi), an amount equal to the lesser of (x) any remaining Available Series 1995-1 Finance Charge Collections and (y) the unreimbursed amount by which the Class C Invested Amount has been reduced on prior Business Days pursuant to clauses (c) and (d) of the defini-tion of Class C Invested Amount, if any, such amount, (i) during the Revolving Period (except for any portion of the Revolving Period during a Class A Paydown Period), to be treated as Shared Principal Collections, (ii) during the Amortization Period or the Class A Pay Down Period, on and prior to the day on which an amount equal to the Class A Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for distribution to the Class A Certificateholders on the next Dis-tribution Date, (iii) during the Amortization Peri-od, on and prior to the day on which an amount equal to the Class B Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for distribution to the Class B Certificate-holders on the next Distribution Date and (iv) during the Amortization Period, on and after the day on which such deposit has been made and on and prior to the day on which an amount equal to the Class C Invested Amount is deposited in the Principal Ac-count, to be deposited in the Principal Account for payment to the Class C Certificateholders on the next Distribution Date.

                          (xiii)  Reimbursement of Class D Investor
                Charge-Offs. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the remaining Cap Receipt Amount for such Business Day and then from the Collection Account and then from the Payment Reserve Account and then, on each Reserve Application Date, from the Investor Reserve Account, to the extent of any Available Series 1995-1 Finance Charge Collec-tions remaining after giving effect to the withdraw-als pursuant to subsections 4.9(a)(i) through (xii), an amount equal to the lesser of (x) any such re-maining Available Series 1995-1 Finance Charge Collections and (y) the unreimbursed amount by which the Class D Invested Amount has been reduced on prior Business Days pursuant to clauses (d) and (e) of the definition of Class D Invested Amount, if any, such amount, (i) during the Revolving Period to be paid to the Transferor and (ii) during the Amor-tization Period, to be deposited in the Principal Account for payment pursuant to Section 4.9(c) of the Agreement.

                          (xiv) Investor Reserve Account. On each
                Business Day, the Trustee acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the remaining Cap Receipt Amount for such Business Day and then from the Collection Account and then from the Payment Reserve Account, to the extent of any Available Series 1995-1 Finance Charge Collections remaining after giving effect to withdrawals pursu-ant to subsections 4.9(a)(i) through (xiii), an amount equal to the lesser of (x) any such remaining Available Series 1995-1 Finance Charge Collections and (y) the amount by which the Specified Investor Reserve Amount exceeds the amount on deposit in the Investor Reserve Account, and deposit such amount, if any, into the Investor Reserve Account.

                          (xv)  Additional Class A Interest.  On
                each Business Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the remaining Cap Receipt Amount for such Business Day and then from the Collection Account and then from the Payment Reserve Account and pay to the Class A Certificate-holder on such Business Day, to the extent of the Available Series 1995-1 Finance Charge Collections remaining after giving effect to the withdrawal pursuant to subsections 4.9(a)(i) through (xiii), an amount equal to the lesser of (x) any such remaining Available Series 1995-1 Finance Charge Collections and (y) the excess, if any, of (1) the sum of Class A Interest for such Business Day and the Class A Interest Shortfall for the preceding Business Day over (2) the amounts previously deposited into the Interest Funding Account on such Business Day pursu-ant to subsection 4.9(a)(i).

                          (xvi)  Class A Costs.  On each Business
                Day, the Trustee acting in accordance with instruc-tions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the re-maining Cap Receipt Amount for such Business Day and then from the Collection Account and then from the Payment Reserve Account and pay to the Class A Certificateholder, to the extent of any Available Series 1995-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (xiv), an amount equal to the lesser of (x) any such remaining Available Series 1995-1 Finance Charge Collections and (y) the Class A Costs for such Business Day and any such amounts that remain unpaid from previous days to the extent not included in Class A Costs for such Busi-ness Day.

                          (xvii)  Class B Increased Costs.  On each
                Business Day, the Trustee acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the remaining Cap Receipt Amount for such Business Day and then from the Collection Account and then from the Payment Reserve Account, to the extent of any Available Series 1995-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (xv), an amount equal to the lesser of (x) any such remaining Available Series 1995-1 Finance Charge Collections and (y) amounts payable to Class B Certificatehold-ers pursuant to Section 16 of this Series Supplement for payment to such Class B Certificateholders.

                          (xviii)  Class C Increased Costs.  On each
                Business Day, the Trustee acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the remaining Cap Receipt Amount for such Business Day and then from the Collection Account and then from the Payment Reserve Account, to the extent of any Available Series 1995-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (xvi), an amount equal to the lesser of (x) any such remaining Available Series 1995-1 Finance Charge Collections and (y) amounts payable to Class C Certificatehold-ers pursuant to Section 16 of this Series Supplement for payment to such Class C Certificateholders.

                          (xix)  Payment Reserve Account.  On each
                Business Day, the Trustee acting in accordance with instructions from the Servicer, shall withdraw first from the Cap Proceeds Account to the extent of the remaining Cap Receipt Amount for such Business Day and then from the Collection Account, to the extent of any Available Series 1995-1 Finance Charge Col-lections remaining after giving effect to the with-drawals pursuant to subsections 4.9(a)(i) through
                (xvii) an amount equal to the lesser of (x) any such remaining Available Series 1995-1 Finance Charge Collections and (y) the amount designated by the Transferor in writing (which include facsimile transmission) in its instructions to the Trustee on such Business Day and deposit such amount, if any, into the Payment Reserve Account.
                          (xx)  Excess Finance Charge Collections.
                Any amounts remaining in the Cap Proceeds Account or the Collection Account to the extent of any Avail-able Series 1995-1 Finance Charge Collections re-maining after giving effect to the withdrawals pursuant to subsection 4.9(a)(i) through (xviii), shall be treated as Excess Finance Charge Collec-tions, and the Servicer shall direct the Trustee in writing on each Business Day to withdraw such amounts from the Cap Proceeds Account, if applica-ble, and the Collection Account and the Payment Reserve Account and to first make such amounts available to pay to Certificateholders of other Series to the extent of shortfalls, if any, in amounts payable to such certificateholders from Finance Charge Collections allocated to such other Series, then to pay any unpaid commercially reason-able costs and expenses of a Successor Servicer, if any, and then on each Business Day other than the Default Recognition Date, pay to the Transferor to be treated as "Transferor Retained Finance Charge Collections," and, on each Default Recognition Date pay any remaining Excess Finance Charge Collections to the Transferor.

                         (b) For each Business Day with respect to the Revolving Period (except for any portion of the Revolving Period during a Class A Paydown Period), the funds on deposit in the Collection Account to the extent of the lesser of (A) the Class A Invested Amount and (B) the sum of (x) product of (i) the sum of the Class A Floating Allocation Percentage, the Class B Floating Allocation Percentage and the Class C Floating Allocation Percentage and (ii) the amount of Principal Collections on such Business Day (such product the "ABC Revolving Principal Collections") less the amount of Reallocated Class C Principal Collections and Reallocated Class B Principal Collections on such Business Day (the ABC Revolving Principal Collections less the Class C Reallocated Prin-cipal Collections and the Class B Reallocated Principal Collections on the related Business Day, the "Net ABC Revolving Principal Collections"), (y) the amount then on deposit in the Collection Account pursuant to subsection 3A(i) of this Series Supplement and (z) the amount of Shared Principal Collections allocated to the Series
           1995-1 Certificates in accordance with Section 4.8 on such Business Day may, at the option of the Transferor or shall, if the Aggregate ABC Principal Amount exceeds the Aggregate Interest Rate Caps Notional Amount on such Business Day, pursuant to instructions delivered to the Servicer and the Trustee by facsimile or other similar means of documented communication, be deposited into the Defeasance Account and applied as provided in Section
           9A(b) of this Series Supplement. During the Revolving Period (except for any portion of the Revolving Period during a Class A Pay Down Period), an amount equal to the Net ABC Revolving Principal Collections less any amount deposited to the Defeasance Account pursuant to the immediately preceding sentence shall be treated as Shared Principal Collections and applied pursuant to the written direction of the Servicer in the Daily Report for such Business Day, as provided in Section 4.3(d) of the Agree-ment.
                         (c)  For each Business Day on and after the
           Amortization Period Commencement Date, the amount of funds on deposit in the Collection Account and the other amounts described below will be distributed, pursuant to the written direction of the Servicer in the Daily Report for such Business Day in the following priority:

                         (i)  on and prior to the day on which an
               amount equal to the Class A Invested Amount has been deposited in the Principal Account to be applied to the payment of Class A Principal, an amount (not in excess of the Class A Invested Amount) equal to the sum of (v) the product of the ABC Fixed/Floating Allocation Percentage and Principal Collections in the Collection Account at the end of the preceding Business Day (less the amount thereof to be applied as Reallocated Class B Principal Collections or Reallocated Class C Principal Collections on such Business Day), (w) any amount on deposit in the Excess Funding Account allocated to the Class A Certificate on such Business Day pursuant to subsec-tion 4.9(d), (x) amounts to be paid pursuant to subsections 4.9(a)(v), (vii), (viii), (xi), (xii) and (xiii) of the Agreement from Available Series 1995-1 Finance Charge Collections and from amounts available pursuant to subsections 4.10(a) and (b) and 4.15(a), (b) and (c) of the Agreement on such Business Day, (y) any amounts specified in the last sentence of Section 3A(i) of this Series Supplement and (z) the amount of Shared Principal Collections allocated to the Series 1995-1 Certificates in accordance with Section 4.8 on such Business Day, will be paid to the Class A Certificateholder;

                         (ii)  on and after the day on which an
               amount equal to the Class A Invested Amount has been paid to the Class A Certificateholder, an amount (not in excess of the Class B Invested Amount) equal to the sum of (v) an amount equal to the product of the ABC Fixed/Floating Allocation Percentage and Principal Collections in the Collection Account at the end of the preceding Business Day (less the amount thereof to be applied as Reallocated Class B Principal Collections or Reallocated Class C Princi-pal Collections on such Business Day), (w) any amount on deposit in the Excess Funding Account allocated to the Class B Certificates on such Busi-ness Day pursuant to subsection 4.9(d), (x) the amount, if any, allocated to be paid to the Class B Certificates pursuant to subsections 4.9(a)(v),
               (vii), (xi), (xii) and (xiii) of the Agreement from Available Series Finance Charge Collections and from amounts available pursuant to subsections 4.10(a) and (b) and 4.15(a) and (b) of the Agreement with respect to such Business Day, (y) any amounts speci-fied in the last sentence of Section 3A(i) of this Series Supplement and (z) the amount of Shared Principal Collections allocated to the Series 1995-1 Certificates in accordance with Section 4.8 on such Business Day (such sum, the "Class B Daily Principal Amount") will be deposited into the Principal Ac-count;

                          (iii)  on and after the day on which an
               amount equal to the Class B Invested Amount has been deposited in the Principal Account to be applied to the payment of Class B Principal, an amount (not in excess of the Class C Invested Amount) equal to the sum of (v) an amount equal to the product of the ABC Fixed/Floating Allocation Percentage and Principal Collections in the Collection Account at the end of the preceding Business Day (less the amount thereof to be applied as Reallocated Class C Principal Collections on such Business Day), (w) any amount on deposit in the Excess Funding Account allocated to the Class C Certificates on such Business Day pursu-ant to subsection 4.9(d), (x) the amount, if any, allocated to be paid to the Class C Certificates pursuant to subsections 4.9(a)(v), (vii), (xii) and
               (xiii) of the Agreement from Available Series Fi-nance Charge Collections and from amounts available pursuant to subsections 4.10(a) and (b) and 4.15(a) of the Agreement with respect to such Business Day,
               (y) any amounts specified in the last sentence of
               Section 3A(i) of this Series Supplement and (z) the amount of Shared Principal Collections allocated to the Series 1995-1 Certificates in accordance with
               Section 4.8 on such Business Day (such sum, the "Class C Daily Principal Amount") will be deposited into the Principal Account;

                         (iv)  on and after the day on which an
               amount equal to the Class C Invested Amount has been deposited in the Principal Account to be applied to the payment of Class C Principal, an amount equal to the sum of (w) an amount equal to the product of the Class D Fixed/Floating Allocation Percentage and Principal Collections in the Collection Account at the end of the preceding Business Day (less the amount thereof to be applied as Reallocated Class D Principal Collections on such Business Day), (x) any amount on deposit in the Excess Funding Account allocated to the Class D Certificate on such Busi-ness Day pursuant to subsection 4.9(d), (y) the amount, if any, allocated to be paid to the Class D Certificate pursuant to subsections 4.9(a)(vi),
               (vii) and (xiii) of the Agreement from Available Series Finance Charge Collections and from amounts available pursuant to subsections 4.10(a) and (b) of the Agreement with respect to such Business Day and
               (z) the amount of Shared Principal Collections allocated to the Series 1995-1 Certificates in accordance with Section 4.8 on such Business Day (such sum, the "Class D Daily Principal Amount") will be distributed to the Class D Certificatehold-ers; and

                         (v)  an amount equal to the excess, if
               any, of (A) the sum of the amounts described in clauses (i)(v) and (x), (ii)(v) and (x) and (iii)(v) and (x) above over (B) the sum of Class A Principal, Class B Principal and Class C Principal will be treated as Shared Principal Collections and applied as provided in subsection 4.3(d) of the Agreement.
                     (d) On the first Business Day of the Amortiza-tion Period, funds on deposit in the Excess Funding Account will be deposited in the Principal Account, provided that if any other Series enters its Amortization Period, as defined in its related Series Supplement, the amount of the foregoing deposit shall be equal to the product of an amount equal to the amount of funds on deposit in the Excess Funding Account and a fraction the numerator of which is the Invested Amount and the denomi-nator of which is equal to the sum of the invested amounts of each Series then entering its related Amorti-zation Period as defined in its related Series Supple-ment. Amounts deposited in the Principal Account pursu-ant to the foregoing sentence will be allocated in the following order of priority: (i) to the Class A Certifi-cate in an amount not to exceed the Class A Principal after subtracting therefrom any amounts to be paid to the Class A Certificateholders with respect thereto pursuant to subsections 4.9(c)(i)(v), (y), and (z), (ii) to the Class B Certificates in an amount not to exceed the Class B Principal after subtracting therefrom any amounts to be deposited in the Principal Account with respect thereto pursuant to subsections 4.9(c)(ii)(v), (y) and (z), and
           (iii) to the Class C Certificates in an amount not to exceed the Class C Principal after subtracting therefrom any amounts to be deposited in the Principal Account with respect thereto pursuant to subsections 4.9(c)(iii)(v),
           (y) and (z). On and after the Class D Principal Payment Commencement Date any amounts remaining on deposit in the Excess Funding Account and allocated to the Series 1995-1 Certificates will be deposited in the Principal Account in an amount not to exceed the Class D Invested Amount after subtracting therefrom any amounts to be deposited in the Principal Account with respect thereto pursuant to subsections 4.9(c)(iv)(w), (y) and (z).

                     (e)  For each Business Day during the Class A
           Pay Down Period:

                         (i)  funds on deposit in the Collection
               Account will be, pursuant to the written direction of the Servicer in the Daily Report for such Busi-ness Day, paid to the Class A Certificateholder in respect of the Class A Principal in an amount (not in excess of the Class A Invested Amount) equal to the sum of (w) the product of the ABC Fixed/Floating Allocation Percentage and Principal Collections in the Collection Account at the end of the preceding Business Day (less the amount thereof to be applied as Reallocated Class B Principal Collections or Reallocated Class C Principal Collections on such Business Day), (x) amounts to be paid pursuant to subsections 4.9(a)(v), (vii), (viii), (xi), (xii) and (xiii) of the Agreement from Available Series 1995-1 Finance Charge Collections and from amounts available pursuant to subsections 4.10(a) and (b) and 4.15(a), (b) and (c) of the Agreement on such Business Day, (y) any amounts specified in the last sentence of Section 3A(i) of this Series Supplement and (z) the amount of Shared Principal Collections allocated to the Series 1995-1 Certificates in accordance with Section 4.8 of the Agreement on such Business Day;
                             (ii) an amount equal to the excess, if
                   any, of (A) the sum of the amounts described in clauses (i)(w) and (x) above over (B) the Class A Principal will be treated as Shared Principal Col-lections and applied as provided in subsection 4.3(d) of the Agreement.

                     (f)  On each Business Day on which Class D
           Daily Principal has been allocated pursuant to subsection 4.7(d) of the Agreement, funds on deposit in the Collec-tion Account in an amount equal to the Class D Daily Principal Amount designated by the Transferor with re-spect to such Business Day will be distributed to the Class D Certificateholders.

                     Section 4.10 Coverage of Required Amount for the Series 1995-1 Certificates. (a) To the extent that any amounts are on deposit in the Excess Funding Account on any Business Day, the Servicer shall apply, in the manner specified for application of Available Series 1995-1 Finance Charge Collections in subsections 4.9(a)(i) through (xvii), Transferor Finance Charge Collections in an amount equal to the excess of (x) the product of (a) the Base Rate, (b) the amounts on deposit in the Excess Funding Account and (c) the number of days elapsed since the previous Business Day divided by the actual number of days in such year over (y) the aggregate amount of all earnings since the previous Business Day available from the Cash Equivalents in which funds on deposit in the Excess Funding Account are invested (the "Negative Carry Amount").

                     (b)  To the extent that on any Business Day
           payments are being made pursuant to any of subsections 4.9(a)(i) through (xvii), respectively, and the full amount to be paid pursuant to any such subsection receiv-ing payments on such Business Day is not paid in full on such Business Day, the Servicer shall apply, in the manner specified for application of Available Series 1995-1 Finance Charge Collections in subsections 4.9(a)(i) through (xvii), all or a portion of the Excess Finance Charge Collections from other Series with respect to such Business Day allocable to the Series 1995-1 Certificates in an amount equal to the excess of the full amount to be allocated or paid pursuant to the applicable subsection over the amount applied with respect thereto from Available Series 1995-1 Finance Charge Collections and Transferor Finance Charge Collections on such Busi-ness Day (the "Required Amount"). Excess Finance Charge Collections allocated to the Series 1995-1 Certificates for any Business Day shall mean an amount equal to the product of (x) Excess Finance Charge Collections avail-able from all other Series for such Business Day and (y) a fraction, the numerator of which is the Required Amount for such Business Day and the denominator of which is the aggregate amount of shortfalls in required amounts or other amounts to be paid from Finance Charge Collections for all Series for such Business Day.

                     Section 4.11 Payment of Certificate Interest. On each Transfer Date, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw the amount on deposit in the Interest Funding Account with respect to the preceding Monthly Period allocable to the Series 1995-1 Certificates and deposit such amount in the Dis-tribution Account. On each Business Day, the Paying Agent shall pay in accordance with Section 5.1 of the Agreement to Class A Certificateholders from the Distri-bution Account an amount equal to the sum of the Class C Interest Adjustment, if any, and the Class B Interest Adjustment, if any, deposited into the Distribution Account pursuant to Section 4.6A. On each Distribution Date, the Paying Agent shall pay in accordance with
           Section 5.1 of the Agreement (x) to the Class B Certifi-cateholders from the Distribution Account the amount deposited into the Interest Funding Account during the preceding Monthly Period pursuant to subsections 4.9(a)(ii) and (ix) and Sections 4.10 and 4.15 less the aggregate Class B Interest Adjustment made with respect to the related Interest Accrual Period and (y) the Class C Certificateholders from the Distribution Account the amount deposited into the Interest Funding Account pursu-ant to subsections 4.9(a)(iii) and (x) and Sections 4.10 and 4.15 during the preceding Monthly Period less the aggregate Class C Interest Adjustment made in the related Interest Accrual Period.

                     Section 4.12  Payment of Certificate Principal.

                     (a) On the Transfer Date preceding the Class B Principal Payment Commencement Date and each Distribution Date thereafter, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account and deposit in the Distribution Account, to the extent of funds available, an amount equal to the Class B Principal for such Distribution Date. On the Class B Principal Payment Commencement Date, after the payment of any principal amounts to the Class A Certificate on such day, and on each Distribution Date thereafter until the Class B Invested Amount is paid in full, the Paying Agent shall pay in accordance with Section 5.1 to the Class B Certificateholders from the Distribution Account such amount deposited into the Distribution Account on the related Transfer Date.

                     (b) On the Transfer Date preceding the Class C Principal Payment Commencement Date and each Distribution Date thereafter, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account and deposit in the Distribution Account an amount equal to the lesser of the Class C Invested Amount and the amount on deposit in the Principal Account allocable to the Series 1995-1 Certificates (after giving effect to transfers pursuant to subsection 4.12(b)). On the Class C Principal Payment Commencement Date, after the payment of any principal amounts to the Class B Certificates on such day, and on each Distribution Date thereafter until the Class C Invested Amount is paid in full, the Paying Agent shall pay in accordance with Section 5.1 to the Class C Certificateholders from the Distribution Account such amount deposited into the Distribution Account on the related Transfer Date.
                     (c) On the Transfer Date preceding the Class D Principal Payment Commencement Date and each Business Day thereafter, the Trustee, acting in accordance with in-structions from the Servicer set forth in the Daily Report for such day, shall make payments of principal to the Class D Certificateholders in accordance with subsec-tion 4.9(c)(iv) of the Agreement.

                     (d) On each Business Day the Trustee acting in accordance with instructions from the Servicer set forth in the Daily Report for such Business Day shall make payments of principal to the Class D Certificateholders of Class D Daily Principal, if any, designated by the Transferor pursuant to Section 4.7(d) of the Agreement.

                     Any amounts remaining in the Principal Account and allocable to the Series 1995-1 Certificates, after the Class D Invested Amount has been paid in full, will be treated as Shared Principal Collections and applied in accordance with Section 4.3(d) of the Agreement.

                     Section 4.13 Investor Charge-Offs. (a) If, on any Determination Date, the aggregate Investor De-fault Amount and the Series Allocation Percentage of unpaid Adjustment Payments, if any, for each Business Day in the preceding Monthly Period exceeded the Avail-able Series 1995-1 Finance Charge Collections applied to the payment thereof pursuant to subsections 4.9(a)(v),
           (vi) and (vii) of the Agreement and the amount of Trans-feror Finance Charge Collections and Excess Finance Charge Collections allocated thereto pursuant to Section
           4.10 of the Agreement, and the amount of Reallocated Principal Collections applied with respect thereto pur-suant to Section 4.15 of the Agreement, the Class D Invested Amount will be reduced by the amount by which the remaining aggregate Investor Default Amount and Series Allocation Percentage of unpaid Adjustment Pay-ments exceed the amount applied with respect thereto during such preceding Monthly Period (a "Class D Inves-tor Charge-Off").

                     (b)  In the event that any such reduction of
           the Class D Invested Amount would cause the Class D Invested Amount to be a negative number, the Class D Invested Amount will be reduced to zero, and, the Class C Invested Amount will be reduced by the amount by which the Class D Invested Amount would have been reduced below zero, but not more than the aggregate Investor Default Amount and Series Allocation Percentage of un-paid Adjustment Payments for such Monthly Period (a "Class C Investor Charge-Off").

                     (c)  In the event that any such reduction of
           the Class C Invested Amount would cause the Class C Invested Amount to be a negative number, the Class C Invested Amount will be reduced to zero, and, the Class B Invested Amount will be reduced by the amount by which the Class C Invested Amount would have been reduced below zero, but not more than the remaining aggregate Investor Default Amount and Series Allocation Percentage of unpaid Adjustment Payments for such Monthly Period (a "Class B Investor Charge-Off").
                     (d)  In the event that any such reduction of
           the Class B Invested Amount would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount will be reduced to zero, and the Class A Invested Amount will be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but not more than the remaining aggregate Investor Default Amount and Series Allocation Percentage of unpaid Adjustment Payments for such Monthly Period (a "Class A Investor Charge-Off").

                     Section 4.14.  Increases in the Invested
           Amount During the Investment Period. (a) The "Invest-ment Period" shall be the period, if any, beginning on the Initial Closing Date and ending upon the issuance of Class A Certificates in an initial amount of at least $12,400,000.

                     (b) On any Business Day during the Investment Period, the Transferor may require that: the Persons obligated to purchase the Class C Certificates pursuant to the Class C Purchase Agreement purchase a principal amount of Class C Certificates equal to the Class C Full Invested Amount (a "Class C Funding Purchase"); the Persons obligated to purchase the Class B Certificates pursuant to the Class B Purchase Agreement purchase a principal amount of Class B Certificates equal to the Class B Full Invested Amount (a "Class B Funding Pur-chase"); and that the Person obligated to purchase the Class A Certificate purchase a principal amount of the Class A Certificate according to the terms of the Class A Certificate Purchase Agreement less than or equal to the Class A Maximum Invested Amount, but in no event less than $12,400,000 (a "Class A Funding Purchase"); provided, however, that any Class A Funding Purchase, Class B Funding Purchase or Class C Funding Purchase may be required only upon satisfaction of the following conditions: (i) that the purchase of the Class C Funding Purchase be made in a single purchase on a single Busi-ness Day and prior to or contemporaneously with the issuance of the Class B Certificates; (ii) that the Class B Funding Purchase be made in a single purchase on a single Business Day and prior to or contemporaneously with the issuance of the Class A Certificate; (iii) that the Class A Funding Purchase be made only after or con-temporaneously with the Class B Funding Purchase or Class C Funding Purchase; (iv) that immediately follow-ing the issuance of each of the Class C Certificates, the Class B Certificates and the Class A Certificate, the Class D Invested Amount be equal to or greater than the Stated Class D Amount; (v) that all of the condi-tions placed upon the issuance of a Series pursuant to
           Section 6.9(b) of the Agreement be satisfied with re-spect to the applicable Class or Classes of Certificates as if such Class or Classes of Certificates were a Se-ries, except for the requirement to deliver a Series Supplement (as defined in the Agreement); and (vi) that the Transferor have given the purchasers of the Class C Certificates, the Class B Certificates or the Class A Certificates, as applicable at least five Business Days' notice of the date on which the purchase is to be made in accordance with this Section 4.14A.
                     Upon satisfaction of the above conditions, and in accordance with Section 6.9 of the Agreement to the extent applicable, the Trustee shall issue the Class C Certificates in the case of a Class C Funding Purchase, the Class B Certificates in the case of a Class B Fund-ing Purchase, and the Class A Certificates in the case of a Class A Funding Purchase, as applicable, upon re-ceipt of payment therefor.

                     Section 4.15  Reallocated Principal Collec-
           tions for the Series 1995-1 Certificates. (a) On each Business Day, the Servicer will determine an amount equal to the least of (i) the Class D Invested Amount,
           (ii) the product of (x)(I) during the Revolving Period, the Class D Floating Allocation Percentage or (II) dur-ing an Amortization Period, the Class D Fixed/Floating Allocation Percentage and (y) the amount of Principal Collections with respect to such Business Day and (iii) an amount equal to the sum of (a) the Class A Required Amount for such Business Day, (b) the Class B Required Amount for such Business Day and (c) the Class C Re-quired Amount for such Business Day (such amount called "Reallocated Class D Principal Collections") and shall apply Principal Collections in an amount equal to such amount first to the components of the Class A Required Amount, then to the components of the Class B Required Amount and then to the components of the Class C Re-quired Amount in the same priority as amounts are ap-plied to such components from Available Series 1995-1 Finance Charge Collections pursuant to subsection 4.9(a).

                     (b)  On each Business Day, the Servicer will
           determine an amount equal to the least of (i) the Class C Invested Amount, (ii) the product of (x)(I) during the Revolving Period, the Class C Floating Allocation Per-centage or (II) during an Amortization Period, the Class C Fixed/Floating Allocation Percentage and (y) the amount of Principal Collections for such Business Day and (iii) an amount equal to the sum of (a) the Class A Required Amount for such Business Day over the amount of Reallocated Class D Principal Collections applied with respect thereto for such Business Day and (b) the Class B Required Amount for such Business Day over the amount of Reallocated Class D Principal Collections applied with respect thereto for such Business Day (such amount called "Reallocated Class C Principal Collections") and shall apply Principal Collections in an amount equal to such amount first to the remaining components of the Class A Required Amount and then to the remaining compo-nents of the Class B Required Amount in the same priori-ty as amounts are applied to such components from Avail-able Series 1995-1 Finance Charge Collections pursuant to subsection 4.9(a).

                     (c)  On each Business Day, the Servicer will
           determine an amount equal to the least of (i) the Class B Invested Amount, (ii) the product of (x)(I) during the Revolving Period, the Class B Floating Allocation Per-centage or (II) during an Amortization Period, the Class B Fixed/Floating Allocation Percentage and (y) the amount of Principal Collections for such Business Day and (iii) an amount equal to the excess, if any, of the Class A Required Amount for such Business Day over the sum of the amount of Reallocated Class D Principal Col-lections and Reallocated Class C Principal Collections applied with respect thereto for such Business Day (such amount called "Reallocated Class B Principal Collec-tions") and shall apply Principal Collections equal to such amount to the remaining components of the Class A Required Amount in the same priority as amounts are applied to such components from Available Series 1995-1 Finance Charge Collections pursuant to subsection 4.9(a).

                     Section 4.16  Determination of LIBOR.  (a)
           "LIBOR" shall mean, for a specific Interest Accrual Period, the rate for deposits in United States dollars for one month (commencing on the first day of the rele-vant Interest Accrual Period) which appears on Telerate Page 3750 as of 11:00 A.M., London time, on the LIBOR Determination Date for such Interest Accrual Period. If such rate does not appear on Telerate Page 3750, the rate for such Interest Accrual Period will be determined on the basis of the rates at which deposits in the Unit-ed States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London inter-bank market for a period equal to one month (commencing on the first day of Interest Accrual Period). The Trustee will request the principal London office of each such bank to provide a quotation of its rate. If at least two such quotations are provided, the rate for such Interest Accrual Period will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for such Interest Accru-al Period will be the arithmetic mean of the rates quot-ed by four major banks in New York City, selected by the Trustee, at approximately 11:00 a.m., New York City time, on the LIBOR Determination Date for loans in Unit-ed States dollars to leading European banks for a period equal to one month (commencing on the first day of such Interest Accrual Period).

                     (b)  The Class B Certificate Rate and the
           Class C Certificate Rate applicable to the then current and the immediately preceding Interest Accrual Periods may be obtained by any Series 1995-1 Certificateholder by telephoning the Trustee at its Corporate Trust Office at (302) 451-2500.

                     (c)  On each LIBOR Determination Date, the
           Trustee shall send to the Servicer by facsimile notifi-cation of LIBOR for the following Interest Accrual Peri-od.

                     Section 4.17  Payment Reserve Account

                     (a) The Servicer shall establish and maintain or cause to be established and maintained with a Quali-fied Institution, which may be the Trustee, in the name of the Trustee, on behalf of the Certificateholders, the "Payment Reserve Account," which shall be a segregated trust account with the corporate trust department of such Qualified Institution, bearing a designation clear-ly indicating that the funds deposited therein are held for the benefit of the Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Payment Reserve Account and in all proceeds thereof. The Payment Re-serve Account shall be under the sole dominion and con-trol of the Trustee for the benefit of the Certificate-holders. If, at any time, the institution holding the Payment Reserve Account ceases to be a Qualified Insti-tution, the Trustee shall within 20 Business Days estab-lish a new Payment Reserve Account meeting the condi-tions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Payment Reserve Account. From the date such new Payment Reserve Account is established, it shall be the "Payment Reserve Account."

                     (b)  The Transferor, at its discretion, may
           withdraw on any Determination Date a part or all of any amounts remaining in the Payment Reserve Account after giving effect to any withdrawals required to be made under Section 4.9(a) above.

                     (c)  Funds on deposit in the Payment Reserve
           Account shall be invested in Cash Equivalents by the Trustee (or, at the direction of the Trustee, by the Servicer on behalf of the Trustee) at the direction of the Servicer. Funds on deposit in the Payment Reserve Account on any Business Day, after giving effect to any withdrawals from the Payment Reserve Account, shall be invested in Cash Equivalents that will mature so that such funds will be available for withdrawal on or prior to the following Business Day. The proceeds of any such investments shall be invested in Cash Equivalents that will mature so that such funds will be available for withdrawal on or prior to the following Business Day.
           On each Business Day following a deposit of funds to the Payment Reserve Account, the aggregate proceeds of any such investment shall be deposited in the Collection Account and treated as Investment Proceeds for applica-tion as Available Series 1995-1 Finance Charge Collec-tions.

                     Section 4.18  Establishment of Investor Re-
           serve Account.

                     (a)  The Servicer, for the benefit of the
           Investor Certificateholders, shall, on the Initial Clos-ing Date, establish and maintain or cause to be estab-lished and maintained with a Qualified Institution, which may be the Trustee, in the name of the Trustee, on behalf of the Investor Certificateholders, the "Investor Reserve Account," which shall be a segregated trust account with the corporate trust department of such Qualified Institution, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Investor Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Investor Reserve Account and in all proceeds thereof. The Inves-tor Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Investor Certificateholders. If, at any time, the institution holding the Investor Reserve Account ceases to be a Qualified Institution, the Trustee shall within 10 Busi-ness Days establish a new Investor Reserve Account meet-ing the conditions specified above with a Qualified Institution, and shall transfer any cash or any invest-ments to such new Investor Reserve Account. From the date such new Investor Reserve Account is established, it shall be the "Investor Reserve Account."

                     (b) On the Initial Closing Date, the Trustee, at the direction of the Servicer, shall apply the pro-ceeds from the issuance of the Previously Issued Certif-icates to fund the Investor Reserve Account in an amount equal to the Specified Investor Reserve Amount on the Initial Closing Date. On the date of issuance of any Additional Class A Invested Amount, the Trustee shall, at the direction of the Servicer, deposit in the Inves-tor Reserve Account in accordance with Section 6.15 proceeds of such issuance in an amount equal to the excess of the Specified Investor Reserve Amount follow-ing the issuance of the Additional Class A Invested Amount (and any related increase in the Class D Invested Amount) over the Specified Investor Reserve Amount prior to the issuance of Additional Class A Invested Amount. In addition, the Servicer shall on each Business Day deposit in the Investor Reserve Account an amount equal to the excess of the Specified Investor Reserve Amount over the amount on deposit in the Investor Reserve Ac-count to the extent of funds available therefor pursuant to subsection 4.9(a)(xiv). Funds on deposit in the Investor Reserve Account shall be withdrawn by the Servicer and applied in accordance with Section 4.9(a). Amounts on deposit in the Investor Reserve Account may be subsequently released therefrom to the extent that the amount on deposit in the Investor Reserve Account exceeds the Specified Investor Reserve Amount and shall be paid to the Transferor. In connection with any re-duction of the Specified Investor Reserve Amount, the Transferor shall provide Moody's with at least 30 days prior written notice of such proposed change.

                     (c) Funds on deposit in the Investor Reserve Account shall be invested in Cash Equivalents by the Trustee (or, at the direction of the Trustee, by the Servicer on behalf of the Trustee) at the direction of the Servicer. Funds on deposit in the Investor Reserve Account on any Distribution Date, after giving effect to any withdrawals from the Investor Reserve Account, shall be invested in Cash Equivalents that will mature so that such funds will be available for withdrawal on or prior to the following Reserve Application Date. The proceeds of any such investments shall be invested in Cash Equiv-alents that will mature so that such funds will be available for withdrawal on or prior to the following Reserve Application Date. On each Business Day follow-ing a deposit of funds to the Investor Reserve Account, to the extent that the amount on deposit in the Investor Reserve Account exceeds the Specified Investor Reserve Amount, the aggregate proceeds of any such investment shall be deposited in the Collection Account and treated as Investment Proceeds for application as Available Series 1995-1 Finance Charge Collections.

                     SECTION 7. Article V of the Agreement. Arti-cle V of the Agreement shall read in its entirety as follows and shall be applicable only to the Series 1995-1 Certificates:

                                       ARTICLE V

                         DISTRIBUTIONS AND REPORTS TO INVESTOR
                                  CERTIFICATEHOLDERS

                     Section 5.1  Distributions.  (a)  On each
           Business Day, the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee and the Paying Agent pursu-ant to subsection 3.4(c)) to the Class A Certificate-holder of record on the preceding Record Date (other than as provided in subsection 2.4(e) or in Section 12.3 respecting a final distribution) such Certificateholder's pro rata share (based on the aggre-gate Undivided Interests represented by the Class A Certificate held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class A Certificateholder pursuant to Section 4.11 of the Agreement and amounts deposited in the Principal Account pursuant to subsection 9A(b) of this Supplement and amounts on deposit in the Principal Account pursuant to subsection 4.9(c)(i) of the Agreement by wire trans-fer to an account or accounts designated by such Class A Certificateholder by written notice given to the Paying Agent not less than five days prior to such Business Day; provided, however, that the final payment in re-tirement of the Class A Certificate will be made only upon presentation and surrender of the Class A Certifi-cate at the office or offices specified in the notice of such final distribution delivered by the Trustee pursu-ant to Section 12.3.

                     (b)  On each Distribution Date, the Paying
           Agent shall distribute (in accordance with the Settle-ment Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c)) to each Class B Certificateholder of record on the preced-ing Record Date (other than as provided in subsection 2.4(e) or in Section 12.3 respecting a final distribu-
           tion) such Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by Class B Certificates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class B Certificateholders pursuant to Sections 4.11 and 4.12 of the Agreement by wire transfer to an account or accounts designated by such Class B Certificateholder by written notice given to the Paying Agent not less than five days prior to the related Distributed Date; provided, however, that the final payment in retirement of the Class B Certificates will be made only upon pre-sentation and surrender of the Class B Certificates at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to
           Section 12.3.

                     (c)  On each Distribution Date, the Paying
           Agent shall distribute (in accordance with the Settle-ment Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c)) to each Class C Certificateholder of record on the preced-ing Record Date (other than as provided in subsection 2.4(e) or in Section 12.3 respecting a final distribu-
           tion) such Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by Class C Certificates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class C Certificateholders pursuant to Sections 4.11 and 4.12 of the Agreement by wire transfer to each Class C Certificateholder to an account or accounts designated by such Class C Certificateholder by written notice given to the Paying Agent not less than five days prior to the related Distribution Date; provided, however, that the final payment in retirement of the Class C Certificates will be made only upon presentation and surrender of the Class C Certificates at the office or offices specified in the notice of such final distribu-tion delivered by the Trustee pursuant to Section 12.3.

                     Section 5.2  Certificateholders' Statement.
           (a) On the 20th day of each calendar month (or if such day is not a Business Day the next succeeding Business
           Day), the Paying Agent shall forward to each Certifi-cateholder and the Rating Agencies a statement substan-tially in the form of Exhibit C prepared by the Servicer and delivered to the Trustee and the Paying Agent on the preceding Determination Date setting forth the following information:

                          (i)  the total amount distributed;

                          (ii)  the amount of such distribution
                allocable to Certificate Principal;

                          (iii)  the amount of such distribution
                allocable to Certificate Interest;

                          (iv)  the amount of Principal Collections
                received in the Collection Account during the pre-ceding Monthly Period and allocated in respect of the Class A Certificate, the Class B Certificates, the Class C Certificates and the Class D Certifi-cate, respectively;

                          (v)  the amount of Finance Charge Collec-
                tions processed during the preceding Monthly Period and allocated in respect of the Class A Certifi-cate, the Class B Certificates, the Class C Certif-icates and the Class D Certificate, respectively;

                          (vi)  the aggregate amount of Principal
                Receivables, the Invested Amount, the Class A In-vested Amount, the Class B Invested Amount, the Class C Invested Amount, the Class D Invested Amount, the Floating Allocation Percentage and, during the Amortization Period, the ABC Fixed/Floating Allocation Percentage, Class B Fixed/Floating Allocation Percentage, or Class C Fixed/Floating Allocation Percentage as applicable, as of the end of the day on the last day of the related Monthly Period;

                          (vii)  the aggregate outstanding balance
                of Receivables which are current, 30-59, 60-89, and 90 days and over delinquent as of the end of the day on the last day of the related Monthly Period;

                          (viii)  the aggregate Investor Default
                Amount for the preceding Monthly Period;

                          (ix)  the aggregate amount of Class A
                Investor Charge-Offs, Class B Investor Charge-Offs, Class C Investor Charge-Offs and Class D Investor Charge-Offs for the preceding Monthly Period;

                          (x)  the amount of the Servicing Fee for
                the preceding Monthly Period;

                          (xi)  the Class B Pool Factor and the
                Class C Pool Factor as of the end of the last day of the Monthly Period immediately preceding the Determination Date;

                          (xii)  the amount of unreimbursed Reallo-
                cated Class B Principal Collections, Reallocated Class C Principal Collections and Reallocated Class D Principal Collections for the related Monthly Period;

                          (xiii)  the aggregate amount of funds in
                the Excess Funding Account as of the last day of the Monthly Period immediately preceding the Dis-tribution Date;

                          (xiv)  the Aggregate Interest Rate Caps
                Notional Amount and the amount deposited in the Cap Proceeds Account during the related Monthly Period.

                          (b)  Annual Certificateholders' Tax
           Statement. On or before January 31 of each calendar year, beginning with calendar year 1996, the Paying Agent shall distribute to each Person who at any time during the preceding calendar year was a Series 1995-1 Certificateholder, a statement prepared by the Servicer containing the information required to be contained in the regular report to Series 1995-1 Certificateholders, as set forth in subclauses (i), (ii) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1995-1 Certificateholder, together with, on or before January 31 of each year, beginning in 1996, such other customary information (consistent with the treatment of the Certificates as debt) as the Trustee or the Servicer deems necessary or desirable to enable the Series 1995-1 Certificateholders to prepare their tax returns. Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

                     SECTION 7A.    Article VI of the Agreement.
           Article VI (except for Sections 6.01 through 6.14 there-of) shall read in its entirety as follows and shall be applicable only to the Series 1995-1:

                                  ARTICLE VI
                               THE CERTIFICATES

                     Section 6.15   Additional Class A Invested
           Amounts.   The Class A Certificateholder agrees, by
           acceptance of the Class A Certificate, that the Trans-feror may from time to time, other than after a Pay Out Commencement Date, request that such Class A Certifi-cateholder acquire on any Business Day additional undi-vided interests in the Trust in specified amounts (such amounts, the "Additional Class A Invested Amounts"); provided, however, that if such an increase in the Class A Invested Amount would cause a Trust Pay Out Event or a Series 1995-1 Pay Out Event to occur, then the amount of the increase in the Class A Invested Amount shall be limited on such Business Day to the maximum increase in the Class A Invested Amount that may be obtained without causing either a Trust Pay Out Event or a Series 1995-1 Pay Out Event to occur; and provided further, that in no case shall the Class A Invested Amount be increased above the Class A Maximum Invested Amount. The Addi-tional Class A Invested Amounts on any Business Day shall not exceed an amount equal to the excess of the aggregate amount of Principal Receivables over the greater of (a) the sum of (i) the aggregate invested amount of each Series then outstanding as of such day including the Class A Certificate (prior to the addition of such Additional Class A Invested Amount) minus amounts on deposit in the Principal Account for any Series, if any, and (ii) the Minimum Transferor Interest as of such day or (b) the Minimum Aggregate Principal Receivables. The Class A Certificateholder shall ac-quire such Additional Class A Invested Amount, only if
           (a) the Class D Invested Amount following the acquisi-tion of such Additional Class A Invested Amount shall be at least equal to the Stated Class D Amount (including increases to the Class D Invested Amount pursuant to
           Section 6.16 of the Agreement), (b) the notional amount of the Interest Rate Caps shall be at least equal to the Aggregate ABC Principal Amount after giving effect to the proposed increase in the Class A Invested Amount,
           (c) after giving effect to the proposed increase in the Class A Invested Amount no Series 1995-1 Pay Out Event shall occur as a result of such increase and (d) the conditions precedent to issuance of Commercial Paper or making a Revolving Loan (as defined in the Liquidity Agreement) pursuant to the Liquidity Agreement have been met. If the Class A Certificateholder acquires such Additional Class A Invested Amount, such Class A Certif-icateholder shall pay an amount equal to the Additional Class A Invested Amount to the Trustee and, in consider-ation of such Certificateholder's payment of the Addi-tional Class A Invested Amount, the Servicer shall ap-propriately note such Additional Class A Invested Amount (and the increased Class A Invested Amount) on the next succeeding Servicer's report and direct the Trustee in writing to first make any required deposit to the Inves-tor Reserve Account pursuant to subsection 4.18(b) and second pay to the Transferor an amount equal to the remaining proceeds in an amount not to exceed such Addi-tional Class A Invested Amount, and the Invested Amount of the Class A Certificate will be equal to the Invested Amount of the Class A Certificate stated in such Servicer's report.

                     The purchase of any Additional Class A Invest-ed Amount shall be in an aggregate principal amount that is not less than $1,000,000 or integral multiples of $1,000,000 in excess thereof.

                     The outstanding amounts of any Additional
           Class A Invested Amount purchased by the Class A Certif-icateholder shall be evidenced by a Class A Certificate to be issued on the Initial Closing Date substantially in the form of Exhibit A-1 hereto. The Class A Certifi-cateholder shall be and is hereby authorized to record on the grid attached to its Class A Certificate (or at such Class A Certificateholder's option, in its internal books and records) the date and amount of any Additional Class A Invested Amount purchased by it, and each repay-ment thereof; provided that failure to make any such recordation on such grid or any error in such grid shall not adversely affect the Class A Certificateholder's rights with respect to its Class A Invested Amount and its right to receive interest payments in respect of the Class A Invested Amount held by the Class A Certificate-holder.

                     Section 6.16  Additional Class D Invested
           Amounts.

                     (a)  On any Business Day while any Series
           1995-1 Certificates are outstanding, the Transferor may elect to increase the Class D Invested Amount (such additional amounts, "Additional Class D Invested Amounts") by written notice to the Trustee on such date which notice shall specify the effective date and the amount of such increase in the Class D Invested Amount; provided, however, that if such an increase in the Class D Invested Amount would cause a Trust Pay Out Event or a Series 1995-1 Pay Out Event to occur, then the amount of the increase in the Class D Invested Amount shall be limited on such Business Day to the maximum increase in the Class D Invested Amount that may be obtained without causing either a Trust Pay Out Event or a Series 1995-1 Pay Out Event to occur; and provided further, that in no case shall the Class D Invested Amount be increased above the Class D Maximum Required Amount; provided further that no such increase in the Class D Invested Amount shall be permitted under this Section 6.16 un-less: (i) after giving effect to the proposed increase in Class D Invested Amount the Transferor Interest shall equal or exceed the Minimum Transferor Interest, (ii) no Series 1995-1 Pay Out Event will occur as a result of such increase in the Class D Invested Amount and (iii) such increase in the Class D Invested Amount shall be made concurrently with a Class A Funding Purchase, Class B Funding Purchase or Class C Funding Purchase pursuant to Section 4.14(b) of the Agreement or an increase in the Class A Invested Amount pursuant to Section 6.15 of the Agreement.

                     Section 6.17  Extension.  (a)  If a Pay Out
           Event has not occurred or has occurred but has been remedied on or before the 30th Business Day preceding the Extension Date, the Transferor, in its sole discre-tion, may deliver to the Trustee on or before such date a notice substantially in the form of Exhibit E (the "Extension Notice") to this Series Supplement. The Trustee shall deliver a copy of the Extension Notice and all documents annexed thereto to the Investor Certifi-cateholders of record on the date of receipt thereof. The Transferor shall state in the Extension Notice that it intends to extend the Revolving Period until the later Amortization Period Commencement Date set forth in the Extension Notice. The Extension Notice shall also set forth the next Extension Date. The following docu-ments shall be annexed to the Extension Notice: (i) a form of the Opinion of Counsel addressed to the Trans-feror and the Trustee to the effect that despite the extension the Trust will not be treated as an associa-tion taxable as a corporation (the "Extension Tax Opin-ion"); (ii) a form of the Opinion of Counsel addressed to the Transferor and the Trustee (the "Extension Opin-ion") to the effect that (A) the Transferor has the corporate power and authority to effect the Extension,
           (B) the extension has been duly authorized by the Trans-feror, and (C) all conditions precedent to the Extension required by this Section 6.17 have been fulfilled; (iii) a form of Investor Certificateholder Election Notice substantially in the form of Exhibit F (the "Election Notice") to this Series Supplement; and (iv) a schedule setting forth the Aggregate Interest Rate Caps Notional Amount for the period or periods as indicated from the Extension Date through the new Scheduled Series 1995-1 Termination Date, each as specified in the related Ex-tension Notice. In addition, the Extension Notice shall state that any Investor Certificateholder electing to approve the Extension must do so on or before the Elec-tion Date (as defined below) by returning the annexed Election Notice properly executed to the Trustee in the manner described below. The Extension Notice shall also state that an Investor Certificateholder may withdraw any such election in whole or in part on or before the Election Date, and the Transferor, in its sole discre-tion, may, prior to the Election Date, withdraw its election to extend the Revolving Period. Any Holder that elects to approve an Extension hereunder shall deliver a duly executed Election Notice to the Trustee at the address designated in the Extension Notice on or before 3:00 p.m., New York City time, on or before the fifth Business Day preceding the Extension Date (such Business Day constituting the "Election Date").

                     (b)  No extension shall occur unless each of
           the following conditions have been satisfied prior to the close of business on the Election Date: (i) no Pay Out Event shall have occurred and be continuing, (ii) there shall have been delivered to the Trustee (A) the Extension Tax Opinion and the Extension Opinion, each addressed to the Trustee and (B)(1) written confirmation from each Rating Agency rating the Class A Certificates that the Extension will not cause such Rating Agency to lower or withdraw its then current rating of such Inves-tor Certificates, (2) written confirmation from each Rating Agency rating the Class B Certificates that the Extension will not cause such Rating Agency to lower or withdraw its then current rating of such Investor Cer-tificates, and (3) written confirmation from each Rating Agency rating its Class C Certificates that the exten-sion will not cause such Rating Agency to lower or with-draw its then current rating of such Investor Certifi-cates, (iii) each of the holders of the Class A Certifi-cates, the Class B Certificates, and the Class C Certif-icates shall have elected to approve the Extension by returning to the Trustee on or before the Election Date the executed Election Notice annexed to the Extension Notice delivered to the Certificateholders pursuant to subsection 6.17(a) of the Agreement. If, by the close of business on the Election Date, all of the conditions stated in this subsection 6.17(b) of the Agreement have not been satisfied and all such documents delivered to the Trustee pursuant to this subsection 6.17(b) of the Agreement are not in form satisfactory to it, or if the Transferor has notified the Trustee, prior to the Elec-tion Date, that the Transferor has exercised its right to withdraw its election of an Extension, no Extension shall occur.

                     (c)  The execution by the required number of
           Investor Certificateholders of the applicable Election Notice and return thereof to the Trustee by the required Date and time, the continued election by the Transferor to extend the Revolving Period at the Election Date, and the compliance with all of the provisions of this Sec-tion 6.17, shall evidence an extension or renewal of the obligations represented by the Investor Certificates, and not a novation or extinguishment of such obligations or a substitution with respect thereto.

                     (d) To the extent required by applicable laws and regulations, as evidenced by an Opinion of Counsel delivered by the Transferor to the Trustee, the provi-sions of this Section 6.17 shall or may be modified to comply with all applicable laws and regulations in ef-fect at the time of the Extension.

                     SECTION 8. Series 1995-1 Pay Out Events. If any one of the following events shall occur with respect to the Series 1995-1 Certificates:

                          (a)  failure on the part of the Transfer-
           or (i) to make any payment or deposit required to be made by the Transferor by the terms of (A) the Agreement or (B) this Series Supplement, on or before the date occurring five Business Days after the date such payment or deposit is required to be made herein, (ii) to per-form in all material respects the Transferor's covenant not to sell, pledge, assign, or transfer to any person, or grant any unpermitted lien on, any Receivable; or
           (iii) duly to observe or perform in any material respect any covenants or agreements of the Transferor set forth in the Agreement or this Series Supplement, which fail-ure has a material adverse effect on the Series 1995-1 Certificateholders and which continues unremedied for a period of 60 days (or, in the case of a covenant pursu-ant to Section 3A of this Series Supplement, 30 days) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of Series 1995-1 Certifi-cates evidencing Undivided Interests aggregating not less than 50% of any of the Class A Invested Amount, the Class B Invested Amount or the Class C Invested Amount, and continues to affect materially and adversely the interests of the Series 1995-1 Certificateholders for such period;

                          (b)  any representation or warranty made
           by the Transferor in the Agreement or this Series Sup-plement, (i) shall prove to have been incorrect in any material respect when made, which continues to be incor-rect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of the Series 1995-1 Certificates evidencing Undivided Interests aggregating more than 50% of any of the Class A Invested Amount, the Class B Invested Amount or the Class C Invested Amount, and (ii) as a result of which the interests of the Se-ries 1995-1 Certificateholders are materially and ad-versely affected and continue to be materially and ad-versely affected for such period; provided, however, that a Series 1995-1 Pay Out Event pursuant to this subsection 8(b) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement;

                          (c)  the average of the Portfolio Yields
           for any three consecutive Monthly Periods is reduced to a rate which is less than the weighted average Base Rates for such three consecutive Monthly Periods;

                          (d)  (i) the Transferor Interest shall be
           less than the Minimum Transferor Interest, (ii) the Series Allocation Percentage of the sum of the total amount of Principal Receivables plus amounts on deposit in the Excess Funding Account shall be less than (B) the sum of the Class A Outstanding Principal Amount, the Class B Outstanding Principal Amount, the Class C Out-standing Principal Amount and the Class D Outstanding Principal Amount or (iii) the total amount of Principal Receivables and the amount on deposit in the Excess Funding Account shall be less than the Minimum Aggregate Principal Receivables, in each case as of any Determina-tion Date;

                          (e)  any Servicer Default shall occur
           which would have a material adverse effect on the Series 1995-1 Certificateholders; or

                          (f)  the amount on deposit in the Excess
           Funding Account as a percentage of the sum of the aggre-gate amount of Principal Receivables plus the amount on deposit in the Excess Funding Account shall equal or exceed 30% on the last day of three consecutive Monthly Periods;

           then, in the case of any event described in subparagraph
           (a), (b) or (e), after the applicable grace period, if any, set forth in such subparagraphs, the Holders of Series 1995-1 Certificates evidencing Undivided Inter-ests aggregating more than 50% of any of the Class A Invested Amount, the Class B Invested Amount or the Class C Invested Amount by notice then given in writing to the Trustee, the Transferor, the Cap Provider and the Servicer may declare that a pay out event (a "Series 1995-1 Pay Out Event") has occurred as of the date of such notice, and in the case of any event described in subparagraphs (c), (d) or (f), a Series 1995-1 Pay Out Event shall occur without any notice or other action on the part of the Trustee or the Series 1995-1 Certifi-cateholders immediately upon the occurrence of such event.

                     SECTION 8A.  Class A Pay Down Period.   If (i)
           an OTC Termination Event (as defined in the Owner Trust Agreement) or a Class A Event of Default shall have occurred and the Trustee shall have received written notice from Owner Trust Certificateholders (as defined in the Owner Trust Agreement) and Lenders (as defined in the Liquidity Agreement) whose aggregate Voting Inter-ests (as defined in the Collateral Trust Agreement) exceed 50 percent of the total Voting Interests or (ii) the principal amount of the Metris Receivables Note shall be less than the Metris Receivables Note Required Amount or (iii) the Transferor shall sell, transfer, assign, pledge, hypothecate, participate or otherwise convey or encumber the Metris Receivables Note and such action shall not be completely revoked or otherwise remedied within five days, or (iv) the Transferor shall permit to exist any Lien (other than a Permitted Lien) on the Metris Receivables Note not created with the Transferor's consent and such Lien shall not be com-pletely removed, revoked or otherwise remedied within 30 days, then the "Class A Pay Down Period" shall commence without notice or any action on the part of the Trustee or the Class A Certificateholder immediately upon the occurrence of such event and continue until the earlier of (i) the payment in full of the Class A Certificates and (ii) the Amortization Period Commencement Date.

                     SECTION 9.  Series 1995-1 Termination.  The
           right of the Series 1995-1 Certificateholders to receive payments from the Trust will terminate on the first Business Day following the Series 1995-1 Termination Date unless such Series is an Affected Series as speci-fied in Section 12.1(c) of the Agreement and the sale contemplated therein has not occurred by such date, in which event the Series 1995-1 Certificateholders shall remain entitled to receive proceeds of such sale when such sale occurs.

                     SECTION 9A. Class A Pre-Payment. (a) During the Revolving Period (except for any portion of the Revolving Period during a Class A Pay Down Period), the Holder of the Exchangeable Transferor Certificate may specify upon an Exchange, pursuant to Section 6.9 of the Agreement, that the purchaser of a newly issued Series deposit payment therefor, in full or in part, in the Defeasance Account in an amount not to exceed the Class A Invested Amount on such date. On the Initial Closing Date the Trustee shall, for the benefit of the Class A Certificateholder, establish and maintain with a Quali-fied Institution in the name of the Trust, a certain segregated trust account (the "Defeasance Account").
           Any amounts on deposit in the Defeasance Account on any Business Day shall be invested at the direction of the Servicer in Cash Equivalents which mature on the next succeeding Business Day. On each Business Day following a deposit of funds to the Defeasance Account, the aggre-gate proceeds of any such investment shall be deposited in the Collection Account and treated as Investment Proceeds for application as Available Series 1995-1 Finance Charge Collections.

                          (b)  Upon the direction of the Servicer
           any amounts, up to the Class A Invested Amount, on de-posit in the Defeasance Account may, or upon the occur-rence of a Pay Out Event the amount on deposit in the Defeasance Account shall, be deposited in the Principal Account for distribution on the next Business Day to be applied to the payment of Class A Principal. Such amounts shall be applied and paid in accordance with Sections 4.7, 4.12 and 5.1 of the Agreement. Subsequent to any reduction of the Class A Invested Amount as a result of payments pursuant to this Section 9A, the Class A Invested Amount may be increased pursuant to the terms and conditions set forth in Section 6.15 of the Agreement.

                     SECTION 10.  Legends; Transfer and Exchange;
           Restrictions on Transfer of Series 1995-1 Certificates;
           Tax Treatment.

                          (a)  Each Class A Certificate shall bear
           a legend substantially in the following form:

                         THIS CERTIFICATE (OR ITS PREDECESSOR) WAS
                    ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                     (b) Each Class A Certificate, Class B Certif-icate, Class C Certificate and Class D Certificate shall bear a legend substantially in the following form:

                         EACH PURCHASER REPRESENTS AND WARRANTS FOR THE
                    BENEFIT OF METRIS RECEIVABLES, INC. (FORMERLY FINGERHUT FINANCIAL SERVICES RECEIVABLES, INC.) THAT, UNLESS SUCH PURCHASER, AT ITS EXPENSE, DELIV-ERS TO THE TRUSTEE, THE SERVICER AND THE TRANSFEROR AN OPINION OF COUNSEL SATISFACTORY TO THEM TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS A CERTIFICATE, CLASS B CERTIFICATE, CLASS C CERTIFI-CATE OR CLASS D CERTIFICATE BY SUCH PURCHASER WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "ASSETS OF THE BENEFIT PLAN" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE TRANSFEROR OR THE SERVICER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT, SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DE-SCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVE-NUE CODE OF 1986, AS AMENDED, OR (III) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

                          (c)  Each Class B and Class C Certificate
           will bear a legend substantially in the following form:

                         THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE
                    REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECU-RITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A ("QIB") PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR TO THE TRANSFER-OR. EACH CERTIFICATE OWNER BY ACCEPTING A BENEFI-CIAL INTEREST IN THIS CERTIFICATE IS DEEMED TO REPRESENT THAT IT IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.

                              (d)  Each Class C Certificate shall bear
               a legend substantially in the following form:

                         NO SALE, ASSIGNMENT, PARTICIPATION, PLEDGE,
                    HYPOTHECATION, TRANSFER OR OTHER DISPOSITION OF A CLASS C CERTIFICATE (OR ANY INTEREST THEREIN) SHALL BE MADE UNLESS THE TRANSFEROR AND THE SERVICER SHALL HAVE GRANTED THEIR PRIOR CONSENT THERETO, WHICH CONSENT MAY NOT BE UNREASONABLY WITHHELD.

                              (e)  Each Class D Certificate will bear a
               legend substantially in the following form:

                         THIS CERTIFICATE (OR ITS PREDECESSOR) WAS
                    ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW. METRIS RECEIV-ABLES, INC. (FORMERLY FINGERHUT FINANCIAL SERVICES RECEIVABLES, INC.) SHALL BE PROHIBITED FROM TRANS-FERRING ANY INTEREST IN OR PORTION OF THIS CERTIFI-CATE UNLESS, PRIOR TO SUCH TRANSFER, IT SHALL HAVE DELIVERED TO THE TRUSTEE AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH PROPOSED TRANSFER WILL NOT ADVERSELY AFFECT THE FEDERAL, MINNESOTA OR DELAWARE INCOME TAX CHARACTERIZATION OF ANY OUTSTANDING SERIES OF INVESTOR CERTIFICATES OR THE TAXABILITY (OR TAX CHARACTERIZATION) OF THE TRUST UNDER FEDER-AL, MINNESOTA OR DELAWARE INCOME TAX LAWS. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                              (f)  Upon surrender for registration of
               transfer of a Class B Certificate or Class C Certificate at the office of the Transfer Agent and Registrar, ac-companied by a certification by the Class B Certificate-holder or Class C Certificateholder, as applicable, substantially in the form attached as Exhibit D if the new purchaser is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933 and by a written instrument of transfer in the form approved by the Transferor and the Trustee (it being understood that, until notice to the contrary is given to Class B Certificateholders or Class C Certificate-holders, the Transferor and the Trustee shall each be deemed to have approved the form of instrument of trans-fer, if any printed on any definitive Class B Certifi-cate or Class C Certificate), executed by the registered owner, in person or by such Class B Certificateholder's or Class C Certificateholder's attorney thereunto duly authorized in writing, such Class B Certificate or Class C Certificate shall be transferred upon the register, and the Transferor shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferees one or more new registered Class C Certifi-cates of any authorized denominations and of a like aggregate principal amount and tenor. Transfers and exchanges of Class B Certificates or Class C Certifi-cates shall be subject to such restrictions as shall be set forth in the text of the Class B Certificates or Class C Certificates and such reasonable regulations as may be prescribed by the Transferor. Successive regis-trations and registrations of transfers as aforesaid may be made from time to time as desired, and each such registration shall be noted on the register.

                              (g)  Metris Receivables, Inc. (formerly
               Fingerhut Financial Services Receivables, Inc.) shall be prohibited from transferring any interest in or portion of the Class D Certificate unless, prior to such Trans-fer, it shall have delivered to the Trustee an Opinion of Counsel to the effect that such proposed Transfer will not adversely affect the Federal, Minnesota or Delaware income tax characterization of any outstanding Series of Investor Certificates or the taxability (or tax characterization) of the Trust under Federal, Minne-sota or Delaware income tax laws. In no event shall any interest in or portion of the Class D Certificate be transferred to FCI. As a condition to transfer of an interest in or portion of the Class D Certificate the transferee shall be required to agree not to institute against, or join any other Person in instituting against, the Trust any bankruptcy, reorganization, ar-rangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after all In-vestor Certificates are paid in full. The Transferor shall provide prompt written notice to the Rating Agen-cies of any such transfer.

                              (h)  No transfer of a Class B Certifi-
               cate, Class C Certificate or Class D Certificate will be permitted to be made to a Benefit Plan unless such Bene-fit Plan, at its expense, delivers to the Trustee, the Servicer and the Transferor an opinion of counsel satis-factory to them to the effect that the purchase or hold-ing of a Class B Certificate, Class C Certificate or Class D Certificate by such Benefit Plan will not result in the assets of the Trust being deemed to be "assets of the Benefit Plan" and subject to the prohibited transac-tion provisions of ERISA and the Code and will not sub-ject the Trustee, the Transferor or the Servicer to any obligation in addition to those undertaken in the Agree-ment. Unless such opinion is delivered, each person acquiring a Class B Certificate, Class C Certificate or Class D Certificate or the beneficial ownership of a Class B Certificate, Class C Certificate or Class D Certificate will be deemed to represent to the Trustee, the Transferor and the Servicer that it is not (i) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Code, or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity.

                              (i)  The Class B Certificateholders or
               Class C Certificateholders shall comply with their obli-gations under Section 3.7 of the Agreement with respect to the tax treatment of the Class B Certificates or Class C Certificates, except to the extent that a rele-vant taxing authority has disallowed such treatment.

                              (j)  In accordance with Section 6.2 of
               the Agreement, no sale, assignment, participation, pledge, hypothecation, transfer or other disposition of a Class C Certificate (or any interest therein) shall be made unless the Transferor and the Servicer shall have granted their prior consent thereto, which consent may not be unreasonably withheld; provided, however, that for purposes of this sentence, it shall in all cases be reasonable for the Transferor or the Servicer to with-hold consent to such proposed sale, assignment, partici-pation, pledge, hypothecation, transfer or other dispo-sition of all or any part of a Class C Certificate (or any interest therein) if the transaction would, if ef-fected, give rise to any adverse tax consequence, as determined in the sole and absolute discretion of the Transferor or the Servicer.

                         SECTION 11.  Ratification of Agreement.  (a)
               As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agree-ment as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same in-strument.

                              (b)  For so long as any of the Class B
               Certificates or the Class C Certificates are outstand-ing, each of the Transferor, the Servicer and the Trust-ee agree to cooperate with each other to provide to any Class B Certificateholders or Class C Certificatehold-ers, as applicable, and to any prospective purchaser of Class B Certificates or Class C Certificates designated by such a Class B Certificateholder or Class C Certifi-cateholder upon the request of such Class B Certificate-holder or Class C Certificateholder or prospective pur-chaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Securities Act.

                         SECTION 12.  Counterparts.  This Series Sup-
               plement may be executed in any number of counterparts, each of which so executed shall be deemed to be an orig-inal, but all of such counterparts shall together con-stitute but one and the same instrument.

                         SECTION 13. GOVERNING LAW. THIS SERIES SUP-PLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO ITS CON-FLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                         SECTION 14.  Instructions in Writing.  All
               instructions or other communications given by the Servicer or any other person to the Trustee pursuant to this Series Supplement shall be in writing, and, with respect to the Servicer, may be included in a Daily Report or Settlement Statement.

                         SECTION 15. Amendments. Solely with respect to any amendment pursuant to Section 13.1(b) of the Agreement and any consent required pursuant thereto from the Holders of Investor Certificates of Series 1995-1, this Series Supplement and the Agreement may be amended from time to time by the Servicer, the Transferor and the Trustee with the consent of the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 66 2/3% of the Invested Amount of the Series 1995-1 Certificates and (y) not less than 51% of each of the Class A Invested Amount, the Class B Invest-ed Amount and the Class C Invested Amount to the extent that such classes would be adversely affected, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Series Supplement or the Agreement or of modifying in any manner the rights of the Certificateholders of any Class of the Series 1995-1 Certificates then issued and outstanding; provided, however, that no such amendment under this Section 15 shall (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Class without the consent of all of the related Investor Certificateholders; (ii) change the definition of or the manner of calculating the interest of any Investor Certificate of such Class without the consent of the related Investor Certificateholders or (iii) reduce the aforesaid percentage required to consent to any such amendment, in each case without the consent of all such Investor Certificateholders.

                         SECTION 16.  Increased Costs.  (a)  Notwith-
               standing any other provision herein, if after the Effec-tive Date (as defined in the Liquidity Agreement), any change in applicable law or regulation or in the inter-pretation or administration thereof by any Governmental Authority charged with the interpretation or administra-tion thereof (whether or not having the force of law) shall change the basis of taxation of payments to any Class B or Class C Certificateholder that is a commer-cial bank or controlled by a commercial bank of the principal of or interest on any Class B or Class C Cer-tificate (other than changes in respect of taxes imposed on the overall net income of such Certificateholder by the jurisdiction in which such Certificateholder has its principal office or by any political subdivision or taxing authority therein), or shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended by such Certificateholder, or shall impose on such Certificateholder or the London interbank market any other condition affecting this Series Supplement or any Class B or Class C Certificate owned by such Certificateholder, and the result of any of the foregoing shall be to increase the cost to such Certificateholder of holding any Class B or Class C Certificate or to reduce the amount of any sum received or receivable by such Certificateholder hereunder (whether of principal or interest) in respect thereof by an amount deemed by such Certificateholder to be materi-al, then the Trustee will pay to such Certificateholder upon demand such additional amount or amounts as will compensate such Certificateholder for such additional costs incurred or reduction suffered. Any Class B or Class C Certificateholder claiming any additional amounts payable pursuant to this Section 16 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document re-quested by the Transferor or the Trustee or to change the jurisdiction of its applicable lending office if the making of such a filing or change would avoid the need for or reduce the amount of any additional amount which may thereafter accrue and would not, in the sole deter-mination of such Certificateholder, be otherwise disad-vantageous to such Certificateholder.

                              (b)  If any Class B or Class C Certifi-
               cateholder that is a commercial bank or controlled by a commercial bank shall have determined that the adoption after the Effective Date (as defined in the Liquidity Agreement) of any other law, rule, regulation or guide-line regarding capital adequacy, or any change in any of the foregoing or in the interpretation or administration of any of the foregoing by any Governmental Authority, central bank or comparable agency charged with the in-terpretation or administration thereof, or compliance by any such Certificateholder (or any lending office of such Certificateholder) or any such Certificateholder's holding company with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Certificateholder's capital or on the capital of such Certificateholder's holding company, if any, as a consequence of this Series Supplement or the Class B or Class C Certificates owned by such Cer-tificateholder to a level below that which such Certifi-cateholder or such Certificateholder's holding company could have achieved but for such adoption, change or compliance (taking into consideration such Certificateholder's policies and the policies of such Certificate-holder's holding company with respect to such capital adequacy) by an amount deemed by such Cer-tificateholder to be material, then from time to time the Trustee shall pay to such Certificateholder such additional amount or amounts as will compensate such Certificateholder or such Trustee's holding company for any such reduction suffered after the date hereof.

                              (c)  A certificate of a Class B or Class
               C Certificateholder setting forth such amount or amounts, along with such Certificateholder's method of computation of such amounts, as shall be necessary to compensate such Certificateholder as specified in para-graph (a) or (b) above, as the case may be, shall be delivered to the Trustee and shall be conclusive absent manifest error. The Trustee shall pay each Certificate-holder the amount shown as due on any such certificate delivered by it no later than the Distribution Date immediately succeeding the date of delivery of such certificate.

                              (d)  Failure on the part of any eligible
               Class B or Class C Certificateholder to demand compensa-tion for any increased costs or reduction in amounts received or receivable or reduction in return on capital with respect to any period shall not constitute a waiver of such Certificateholder's right to demand compensation with respect to such period or any other period; provid-ed, however, that no Certificateholder shall be entitled to compensation for any such increased costs or reduc-tions unless it shall have submitted a certificate under paragraph (c) above with respect thereto not more than 90 days after the date that such Certificateholder knows that such increased costs have been incurred or such reduction suffered. Notwithstanding any other provision of this Section 16, no Certificateholder shall demand compensation for any increased cost or reduction re-ferred to above if it shall not at the time be the gen-eral policy of such Certificateholder to demand such compensation in similar circumstances under comparable provisions of other credit agreements, and each Certifi-cateholder shall in good faith endeavor to allocate increased costs or reductions fairly among all of its affected commitments and credit extensions (whether or not it seeks compensation from all affected borrowers). The protection of this Section 16 shall be available to each Class B or Class C Certificateholder that is a commercial bank or controlled by a commercial bank re-gardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, guideline or other change or condition which shall have occurred or been imposed.

                              (e)  The amounts owing by the Trustee
               pursuant to this Section 16 shall be payable solely from amounts available therefor pursuant to subsections
               4.9(a)(xvi) and (xvii) of the Agreement.

                         SECTION 17.  Replacement of Certain Investor
               Certificateholders. In the event that (i) a Class B or Class C Certificateholder requests compensation pursuant to Section 16, (ii) a Holder of Investor Certificates (a "Non-Consenting Holder") does not consent to an amend-ment, supplement, waiver or other modification with respect to this Series Supplement or to the Agreement, as provided in Section 15 within the time period speci-fied for delivery of such consent pursuant to the docu-mentation associated therewith and the amendment, sup-plement, waiver or other modification is not approved in accordance with said Section 15, or (iii) an Investor Certificateholder fails to approve any Extension re-quested by the Transferor pursuant to Section 6.17 of the Agreement, the Transferor shall have the right to replace such Holder with a Person or Persons meeting the requirements of Section 10, by giving three Business Days prior written notice to the Trustee and such Hold-er, specifying the date on which such Holder s Certifi-cates shall be transferred; provided, however that, (a) such transfer shall not conflict with any law, rule or regulation or order of any court or other Governmental Authority, and (b) in the case of clause (ii) above, all Non-Consenting Holders with respect to any one proposed amendment, supplement, waiver or other modification or Extension must be concurrently replaced in accordance with this Section 17. In the event of the replacement of an Investor Certificateholder, such Investor Certifi-cateholder agrees to assign, without recourse, its rights and obligations hereunder to a replacement Holder selected by the Transferor upon payment by the replace-ment Holder to such Investor Certificateholder in imme-diately available funds of the principal amount of such Investor Certificateholder's outstanding Certificates and any interest accrued and unpaid thereon and all other amounts owing to such Investor Certificateholder hereunder and to execute and/or deliver any certifica-tion or other document required to be delivered pursuant to Section 10.

                         SECTION 18.  Metris Receivables Note.  The
               Transferor has received a note from Metris Companies Inc. in the amount of $33,000,000 (such note, together with any additional notes of Metris Companies Inc. held by the Transferor at any time other than a certain de-mand note in the amount of $10,000,000 issued on Septem-ber 16, 1996, the "Metris Receivables Note" or "FFSRI Note"). The Transferor hereby agrees that at no time shall the principal amount of the Metris Receivables Note be less than $31,000,000 (the "Metris Receivables Note Required Amount" or "FFSRI Note Required Amount). The Metris Receivables Note may not be sold, trans-ferred, assigned, pledged, hypothecated, participated or otherwise conveyed or encumbered, nor may the Transferor grant any security interest in the Metris Receivables Note.

                         IN WITNESS WHEREOF, the Transferor, the
               Servicer and the Trustee have caused this Amended and Restated Series 1995-1 Supplement to be duly executed by their respective officers as of the day and year first above written.

                                    METRIS RECEIVABLES, INC.
                                       Transferor

                                    By:_______________________
                                       Name:
                                       Title:

                                    DIRECT MERCHANTS CREDIT CARD BANK, N.A.
                                       Servicer

                                    By:_________________________
                                       Name:
                                       Title:

                                    THE BANK OF NEW YORK (DELAWARE)
                                       Trustee

                                    By:_________________________
                                       Name:
                                       Title:
                                                             EXHIBIT A-1

                        [FORM OF VARIABLE FUNDING CERTIFICATE]

                         THIS CERTIFICATE (OR ITS PREDECESSOR) WAS
                    ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS CER-TIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURI-TIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM REGIS-TRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDI-TIONS SET FROTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                         EACH PURCHASER REPRESENTS AND WARRANTS
                    FOR THE BENEFIT OF METRIS RECEIVABLES, INC.
                    (FORMERLY KNOWN AS FINGERHUT FINANCIAL SERVIC-ES RECEIVABLES, INC.) THAT, UNLESS SUCH PUR-CHASER, AT ITS EXPENSE, DELIVERS TO THE TRUST-EE, THE SERVICER AND THE TRANSFEROR AN OPINION OF COUNSEL SATISFACTORY TO THEM TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS A CER-TIFICATE BY SUCH PURCHASER WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "ASSETS OF THE BENEFIT PLAN" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE TRANSFEROR OR THE SERVICER TO ANY OBLIGA-TION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT, SUCH PURCHAS-ER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RE-TIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PRO-VISIONS OF TITLE I OF ERISA, (II) A PLAN DE-SCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (III) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

               No. ____                        Percentage Interest: ___%
                                 METRIS MASTER TRUST
                                VARIABLE FUNDING TRUST
                          CERTIFICATE, SERIES 1995-1, CLASS A

                         Evidencing an undivided interest in a trust,
               the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of open end or revolving credit receiv-ables generated or to be generated by Direct Merchants Credit Card Bank, National Association (the "Bank" or the "Servicer") and other assets and interests consti-tuting the Trust under the Agreement described below.

                         (Not an interest in or a recourse obligation
               of Metris Receivables, Inc., the Bank or any affiliate of either of them.)

                         This certifies that _________ (the "Certifi-
               cateholder") is the registered owner of a fractional undivided interest in the Metris Master Trust (the "Trust") issued pursuant to the Pooling and Servicing Agreement, dated as of May 26, 1995 (the "Pooling and Servicing Agreement"; such term to include any amendment thereto) by and between Metris Receivables, Inc., as Transferor (the "Transferor"), the Bank, as the Servicer, and The Bank of New York (Delaware), as Trust-ee (the "Trustee"), and the Amended and Restated Series 1995-1 Supplement, dated as of September 16, 1996 (the "Amended and Restated Series 1995-1 Supplement"), among the Transferor, the Bank, as Servicer and the Trustee (the Pooling and Servicing Agreement, as supplemented by the Amended and Restated Series 1995-1 Supplement, is herein referred to as the "Agreement"). The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under (i) the Trust Prop-erty (as defined in the Agreement) and (ii) the property described in Section 3A of the Amended and Restated Series 1995-1 Supplement and Section 4.4 of the Agree-ment.

                         This Certificate does not purport to summarize
               the Agreement and reference is made to the Agreement for information with respect to the interests, rights, bene-fits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is entitled the "Metris Master Trust Variable Funding Trust Certificate, Series 1995-1, Class A" (the "Class A Certificate"), and repre-sents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Agreement, the terms of the Agreement shall govern.

                         The Transferor has structured the Agreement,
               the Class A Certificate, the Metris Master Trust Float-ing Rate Accounts Receivable Trust Certificates, Series 1995-1, Class B (the "Class B Certificates ) and the Metris Master Trust Accounts Receivable Trust Certifi-cates, Series 1995-1, Class C (the "Class C Certifi-cates") with the intention that the Class A Certificate, the Class B Certificates and the Class C Certificates will qualify under applicable tax law as indebtedness, and both the Transferor and each holder of a Class A Certificate (a "Class A Certificateholder") or any in-terest therein by acceptance of its Certificate or any interest therein, agrees to treat the Class A Certifi-cate for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

                         Except in limited circumstance described in
               the third succeeding paragraph no principal will be payable to the Class A Certificateholder before the first Business Day in the Amortization Period. No prin-cipal will be payable to the Class B Certificateholders, or Class C Certificateholders until all principal pay-ments have been made to the Class A Certificateholders. Except in connection with a payment of Class D Daily Principal, the Class D Certificate will not have the right to receive payments of principal until the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount have been paid in full.

                         Upon issuance, the Class A Certificate repre-
               sents the right to receive, on each Business Day, an amount equal to the lesser of (x) the Available Series 1995-1 Finance Charge Collections for such Business Day and (y) the sum of (A) the lesser of (I) the sum of (a) the Total Program Fees, and (b) the product of (i) the Class A Certificate Rate, (ii) a fraction the numerator of which is the actual number of days from and including the next preceding Business Day to but excluding such Business Day and the denominator of which is 365 or 366, as the case may be, and (iii) the Class A Outstanding Principal Amount as of the closed of business on the preceding Business Day and (II) the product of (X) the greater of LIBOR as then in effect plus 0.75% per annum and 0.12% per annum and (Y) a fraction the numerator of which is the number of days from and including the pre-ceding Business Day to but excluding such Business Day and the denominator of which is the actual number of days in the then current calendar year and (iii) the Class A Outstanding Principal Balance as of the close of business on the preceding Business Day plus (B) the excess, if any, of the amount payable to the Class A Certificateholders pursuant to clause (A) on each prior Business Day over the amount which has been paid to the Class A Certificateholders with respect thereto on each prior Business Day.

                         Unless there is any Extension, on the earlier
               of April 23, 1999 and the Pay Out Commencement Date, interest and principal will be distributed to the Class A Certificateholders on each Business Day prior to the Series Termination Date. If in accordance with Section
               6.17 of the Agreement, the Transferor elects to issue an Extension Notice and the conditions precedent for Exten-sion specified therein have been satisfied, no principal will be payable with respect to the Class A Certificate until the date specified in such Extension Notice or in the last of any subsequent Extension Notices. Interest for any Business Day due but not paid on any Business Day will be due on the next succeeding Business Day.

                         On any Business Day during the Revolving Peri-
               od, except during a Class A Pay Down Period, the Trans-feror may specify an amount, not to exceed the Net ABC Revolving Principal Collections, to be deposited into the Defeasance Account. Any amounts so deposited, shall be paid to the Class A Certificateholder in accordance with Section 9A of the Agreement and upon payment shall reduce the Class A Invested Amount by an amount equal to any such payment. In addition the Transferor may speci-fy, upon the issuance of a new Series pursuant to an Exchange made at any time during the Revolving Period, except during a Class A Pay Down Period, that the pro-ceeds of such issuance be deposited into the Defeasance Account for payment to the Class A Certificateholder
               pursuant to Section 9A of the Agreement.   The Class A
               Invested Amount will be reduced by an amount equal to the amount of any such payments made.

                         In addition, pursuant to Section 6.15 of the
               Agreement, the holders of this Certificate may from time to time be required, prior to the commencement of the Amortization Period for the Certificates or the Class A Paydown Period, to purchase Additional Class A Invested Amounts on the terms and conditions specified therein. The holder of this Certificate is authorized to record on the grid attached to its Class A Certificate (or at such Certificateholder's option, in its internal books and records) the date and amount of any Additional In-vested Amount purchased by it, and each repayment there-of; provided that failure to make any such recordation on such grid or any error in such grid shall not ad-versely affect such Certificateholder's rights with respect to its Class A Invested Amount and its right to receive interest payments in respect of the Class A Invested Amount held by such Certificateholder.

                         "Class A Invested Amount" means, when used
               with respect to any Business Day, an amount equal to (a) the initial principal amount of Class A Certificates purchased pursuant to any Class A Funding Purchase pur-suant to Section 4.14(b) of the Agreement, minus (b) the aggregate amount of principal payments made to Class A Certificateholders through and including such Business Day minus (c) the aggregate amount of Class A Investor Charge-Offs for all prior Distribution Dates, and plus
               (d) the sum of the aggregate amount allocated with re-spect to Class A Investor Charge-Offs and available on all prior Distribution Dates pursuant to subsection 4.9(a)(viii) of the Agreement and, with respect to such subsection and pursuant to subsections 4.10(a) and (b) and Section 4.15 of the Agreement for the purpose of reinstating amounts reduced pursuant to the foregoing clause (d) plus (e) the aggregate principal amount of any Additional Class A Invested Amounts purchased pursu-ant to Section 6.15 of the Agreement.

                         Subject to the Agreement, payments of princi-
               pal are limited to the unpaid Class A Invested Amount of the Class A Certificate, which may be less than the unpaid balance of the Class A Certificate pursuant to the terms of the Agreement. All principal of and inter-est on the Class A Certificate is due and payable no later than May 30, 2003 (the "Series 1995-1 Termination Date"). After the Series 1995-1 Termination Date nei-ther the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class A Certificate. In the event that the Class A Invested Amount is greater than zero on the Series Ter-mination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount at the close of business on such date (but not more than the total amount of Receivables allo-cable to the Investor Certificates), and shall pay the proceeds to the Class A Certificateholders pro rata in final payment of the Class A Certificate, then to the Class B Certificateholders pro rata in final payment of the Class B Certificates, then to the Class C Certifi-cateholders pro rata in final payment of the Class C Certificates and finally to the Class D Certificatehold-ers pro rata in final payment of the Class D Certifi-cate.

                         Unless the certificate of authentication here-
               on has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.
                         IN WITNESS WHEREOF, the Transferor has caused
               this Certificate to be duly executed under its official seal.

                                        METRIS RECEIVABLES, INC.

                                        By:____________________________
                                            Name:
                                            Title:

               Dated:

                             CERTIFICATE OF AUTHENTICATION

                         This is the Class A Certificate referred to in
               the within-mentioned Pooling and Servicing Agreement.

                                        THE BANK OF NEW YORK, as
                                          Authenticating Agent for
                                          the Trustee

                                        By: _______________________
                                             Authorized Signatory
                             Beginning                              Ending
                             Principal                              Principal
                Date         Balance      Additions    Payments     Balance
                                                             Exhibit A-2

                        [FORM OF CLASS B INVESTOR CERTIFICATE]

                                 METRIS MASTER TRUST
                       FLOATING RATE ACCOUNTS RECEIVABLE TRUST
                          CERTIFICATE, SERIES 1995-1, CLASS B

                         THIS CERTIFICATE HAS NOT BEEN AND WILL
                    NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COM-PLIANCE WITH THE SECURITIES ACT AND OTHER AP-PLICABLE LAWS AND ONLY PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A ("QIB") PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS IN-FORMED, IN EACH CASE, THAT THE REOFFER, RE-SALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR TO THE TRANSFER-OR. EACH CERTIFICATE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS CERTIFICATE IS DEEMED TO REPRESENT THAT IT IS A QIB PURCHAS-ING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.

                         EACH PURCHASER REPRESENTS AND WARRANTS
                    FOR THE BENEFIT OF METRIS RECEIVABLES, INC.
                    (FORMERLY KNOWN AS FINGERHUT FINANCIAL SERVIC-ES RECEIVABLES, INC.) THAT, UNLESS SUCH PUR-CHASER, AT ITS EXPENSE, DELIVERS TO THE TRUST-EE, THE SERVICER AND THE TRANSFEROR AN OPINION OF COUNSEL SATISFACTORY TO THEM TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS B CER-TIFICATE BY SUCH PURCHASER WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "ASSETS OF THE BENEFIT PLAN" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE TRANSFEROR OR THE SERVICER TO ANY OBLIGA-TION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT, SUCH PURCHAS-ER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RE-TIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PRO-VISIONS OF TITLE I OF ERISA, (II) A PLAN DE-SCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (III) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

               No. B-                                      $____________
                                 METRIS MASTER TRUST
                       FLOATING RATE ACCOUNTS RECEIVABLE TRUST
                          CERTIFICATE, SERIES 1995-1, CLASS B

                         Evidencing an undivided interest in a trust,
               the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of open end or revolving credit receiv-ables generated or to be generated by Direct Merchants Credit Card Bank, National Association (the "Bank" or the "Servicer") and other assets and interests consti-tuting the Trust under the Agreement described below.

                         (Not an interest in or a recourse obligation
               of Metris Receivables, Inc., the Bank or any affiliate of either of them.)

                         This certifies that ________________________
               ____________________________________________________
               (the "Certificateholder") is the registered owner of a fractional undivided interest in the Metris Master Trust (the "Trust") issued pursuant to the Pooling and Servic-ing Agreement, dated as of May 26, 1995 (the "Pooling and Servicing Agreement"; such term to include any amendment thereto) by and between Metris Receivables, Inc., as Transferor (the "Transferor"), the Bank, as the Servicer, and The Bank of New York (Delaware), as Trust-ee (the "Trustee"), and the Amended and Restated Series 1995-1 Supplement, dated as of September 16, 1996 (the "Amended and Restated Series 1995-1 Supplement"), among the Transferor, the Bank, as Servicer and the Trustee (the Pooling and Servicing Agreement, as supplemented by the Amended and Restated Series 1995-1 Supplement, is herein referred to as the "Agreement"). The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under (i) the Trust Prop-erty (as defined in the Agreement) and (ii) the property described in Section 3A of the Amended and Restated Series 1995-1 Supplement and Section 4.4 of the Agree-ment.

                         This Certificate does not purport to summarize
               the Agreement and reference is made to the Agreement for information with respect to the interests, rights, bene-fits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a series of Cer-tificates entitled "Metris Master Trust Floating Rate Accounts Receivable Trust Certificates, Series 1995-1, Class B" (the "Class B Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provi-sions and conditions of the Agreement, to which Agree-ment, as amended from time to time, the Certificatehold-er by virtue of the acceptance hereof assents and by which the Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Agreement, the terms of the Agreement shall govern.
                         The Transferor has structured the Agreement,
               the Class B Certificates, the Metris Master Trust Vari-able Funding Trust Certificate, Series 1995-1, Class A (the "Class A Certificate ) and the Metris Master Trust Accounts Receivable Trust Certificates, Series 1995-1, Class C (the "Class C Certificates") with the intention that the Class A Certificate, the Class B Certificates and the Class C Certificates will qualify under applica-ble tax law as indebtedness, and both the Transferor and each holder of a Class B Certificate (a "Class B Certif-icateholder") or any interest therein by acceptance of its Certificate or any interest therein, agrees to treat the Class B Certificate for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

                         No principal will be payable to the Class B
               Certificateholders until the Class B Principal Payment Commencement Date, which is the Distribution Date either on or following the Distribution Date, on which the Class A Invested Amount had been paid in full. No prin-cipal will be payable to the Class B Certificateholders until all principal payments have been made to the Class A Certificateholders. No principal payments will be made to the Class C Certificateholder until the Distri-bution Date either on or following the Distribution Date on which the Class B Invested Amount has been paid in full. Except in connection with a payment of Class D Daily Principal, the Class D Certificate will not have the right to receive payments of principal until the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount have been paid in full.

                         Each Class B Certificate represents the right
               to receive interest at the rate of .625% per annum above LIBOR (as determined on the related LIBOR Determination Date, and such rate, as in effect from time to time, the "Class B Certificate Rate" ) on the 20th day of each month after the issuance of the Class B Certificates, or if such day is not a business day, on the next succeed-ing business day (each, a "Distribution Date"), in an amount equal to the product of (a) the actual number of days in the related Interest Accrual Period divided by 360, (b) the Class B Certificate Rate and (c) the Class B Invested Amount as of the close of business on the first day of the related Interest Accrual Period.

                         Interest for any Distribution Date will in-
               clude accrued interest at the Class B Certificate Rate from and including the preceding Distribution Date or, in the case of the first Distribution Date from and including the Closing Date, to but excluding such Dis-tribution Date. Interest for any Distribution Date due but not paid on any Distribution Date will be due on the next succeeding Distribution Date together with, to the extent permitted by applicable law, additional interest on such amount at the Class B Certificate Rate plus 2%.

                         "Class B Invested Amount" shall mean, when
               used with respect to any Business Day, an amount equal to (a) $129,612,000, minus (b) the aggregate amount of principal payments made to Class B Certificateholders prior to such Business Day, minus (c) the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates, minus (d) the aggregate amount of Reallocated Class B Principal Collections for which neither the Class D Invested Amount nor the Class C Invested Amount has been reduced for all prior Business Days, and plus (e) the sum of the aggregate amount allo-cated and available on all prior Business Days pursuant to subsection 4.9(a)(xi) of the Agreement and, with respect to such subsection and pursuant to subsections 4.10(a) and (b) and Section 4.15 of the Agreement, for the purpose of reinstating amounts reduced pursuant to the foregoing clauses (c) and (d).

                         Subject to the Agreement, payments of princi-
               pal are limited to the unpaid Class B Invested Amount of the Class B Certificate, which may be less than the unpaid balance of the Class B Certificate pursuant to the terms of the Agreement. All principal of and inter-est on the Class B Certificate is due and payable no later than May 30, 2003, unless a different date is set forth in the Extension Notice (the "Series 1995-1 Termi-nation Date"). After the Series 1995-1 Termination Date neither the Trust nor the Transferor will have any fur-ther obligation to distribute principal or interest on the Class B Certificate. In the event that the Class B Invested Amount is greater than zero on the Series 1995-1 Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount at the close of business on such date (but not more than the total amount of Receivables allo-cable to the Investor Certificates), and shall pay the proceeds to the Class A Certificateholders pro rata in final payment of the Class A Certificate, then to the Class B Certificateholders pro rata in final payment of the Class B Certificates, then to the Class C Certifi-cateholders pro rata in final payment of the Class C Certificates and finally to the Class D Certificatehold-ers pro rata in final payment of the Class D Certifi-cate.

                         Unless the certificate of authentication here-
               on has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.
                         IN WITNESS WHEREOF, the Transferor has caused
               this Certificate to be duly executed under its official seal.

                                        METRIS RECEIVABLES, INC.

                                        By:____________________________
                                            Name:
                                            Title:

               Dated:

                             CERTIFICATE OF AUTHENTICATION

                              This is one of the Class B Certificates
               referred to in the within-mentioned Pooling and Servic-ing Agreement.

                                        THE BANK OF NEW YORK, as
                                          Authenticating Agent for
                                          the Trustee

                                        By: _______________________
                                             Authorized Signatory
                                                             Exhibit A-3

                          [FORM CLASS C INVESTOR CERTIFICATE]

                                 METRIS MASTER TRUST
                       FLOATING RATE ACCOUNTS RECEIVABLE TRUST
                          CERTIFICATE, SERIES 1995-1, CLASS C

                         THIS CERTIFICATE HAS NOT BEEN AND WILL
                    NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COM-PLIANCE WITH THE SECURITIES ACT AND OTHER AP-PLICABLE LAWS AND ONLY PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A ("QIB") PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS IN-FORMED, IN EACH CASE, THAT THE REOFFER, RE-SALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR TO THE TRANSFER-OR. EACH CERTIFICATE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS CERTIFICATE IS DEEMED TO REPRESENT THAT IT IS A QIB PURCHAS-ING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.

                         EACH PURCHASER REPRESENTS AND WARRANTS
                    FOR THE BENEFIT OF METRIS RECEIVABLES, INC.
                    (FORMERLY KNOWN AS FINGERHUT FINANCIAL SERVIC-ES RECEIVABLES, INC.) THAT, UNLESS SUCH PUR-CHASER, AT ITS EXPENSE, DELIVERS TO THE TRUST-EE, THE SERVICER AND THE TRANSFEROR AN OPINION OF COUNSEL SATISFACTORY TO THEM TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS C CER-TIFICATE BY SUCH PURCHASER WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "ASSETS OF THE BENEFIT PLAN" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE TRANSFEROR OR THE SERVICER TO ANY OBLIGA-TION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT, SUCH PURCHAS-ER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RE-TIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PRO-VISIONS OF TITLE I OF ERISA, (II) A PLAN DE-SCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (III) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

                         NO SALE, ASSIGNMENT, PARTICIPATION,
                    PLEDGE, HYPOTHECATION, TRANSFER OR OTHER DIS-POSITION OF A CLASS C CERTIFICATE (OR ANY IN-TEREST THEREIN) SHALL BE MADE UNLESS THE TRANSFEROR AND THE SERVICER SHALL HAVE GRANTED THEIR PRIOR CONSENT THERETO, WHICH CONSENT MAY NOT BE UNREASONABLY WITHHELD.

               No. C-                                     $_____________

                                 METRIS MASTER TRUST
                       FLOATING RATE ACCOUNTS RECEIVABLE TRUST
                          CERTIFICATE, SERIES 1995-1, CLASS C

                         Evidencing an undivided interest in a trust,
               the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of open end or revolving credit receiv-ables generated or to be generated by Direct Merchants Credit Card Bank, National Association (the "Bank" or the "Servicer") and other assets and interests consti-tuting the Trust under the Agreement described below.

                         (Not an interest in or a recourse obligation
               of Metris Receivables, Inc., the Bank or any affiliate of either of them.)

                         This certifies that _______________________
               ________________________________________________________
               (the "Certificateholder") is the registered owner of a fractional undivided interest in the Metris Master Trust (the "Trust") issued pursuant to the Pooling and Servic-ing Agreement, dated as of May 26, 1995 (the "Pooling and Servicing Agreement"; such term to include any amendment thereto) by and between Metris Receivables, Inc., as Transferor (the "Transferor"), the Bank, as the Servicer, and The Bank of New York (Delaware), as Trust-ee (the "Trustee"), and the Amended and Restated Series 1995-1 Supplement, dated as of September 16, 1996 (the "Amended and Restated Series 1995-1 Supplement"), among the Transferor, the Bank, as Servicer and the Trustee (the Pooling and Servicing Agreement, as supplemented by the Amended and Restated Series 1995-1 Supplement, is herein referred to as the "Agreement"). The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under (i) the Trust Prop-erty (as defined in the Agreement) and (ii) the property described in Section 3A of the Amended and Restated Series 1995-1 Supplement and Section 4.4 of the Agree-ment.

                         This Certificate does not purport to summarize
               the Agreement and reference is made to the Agreement for information with respect to the interests, rights, bene-fits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a series of Cer-tificates entitled "Metris Master Trust Floating Rate Accounts Receivable Trust Certificates, Series 1995-1, Class C" (the "Class C Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provi-sions and conditions of the Agreement, to which Agree-ment, as amended from time to time, the Certificatehold-er by virtue of the acceptance hereof assents and by which the Certificateholder is bound. In the case of any conflict between terms specified in this Certificate and terms specified in the Agreement, the terms of the Agreement shall govern.

                          The Transferor has structured the Agreement,
               the Class C Certificates, the Metris Master Trust Vari-able Funding Trust Certificate, Series 1995-1, Class A (the "Class A Certificate ) and the Metris Master Trust Accounts Receivable Trust Certificates, Series 1995-1, Class B (the "Class B Certificates") with the intention that the Class A Certificate, the Class B Certificates and the Class C Certificates will qualify under applica-ble tax law as indebtedness, and both the Transferor and each holder of a Class C Certificate (a "Class C Certif-icateholder") or any interest therein by acceptance of its Certificate or any interest therein, agrees to treat the Class C Certificate for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

                         No principal will be payable to the Class C
               Certificateholders until the Class C Principal Payment Commencement Date, which is the Distribution Date either on or following the Distribution Date, on which the Class B Invested Amount had been paid in full. No prin-cipal will be payable to the Class C Certificateholders until all principal payments have been made to the Class B Certificateholders. Except in connection with a pay-ment of Class D Daily Principal, the Class D Certificate will not have the right to receive payments of principal until the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount have been paid in full.

                         Each Class C Certificate represents the right
               to receive interest at the rate of .75% per annum above LIBOR (as determined on the related LIBOR Determination Date, and such rate, as in effect from time to time, the "Class C Certificate Rate" ) on the 20th day of each month after the issuance of the Class C Certificates, or if such day is not a business day, on the next succeed-ing business day (each, a "Distribution Date"), in an amount equal to the product of (a) the actual number of days in the related Interest Accrual Period divided by 360, (b) the Class C Certificate Rate and (c) the Class C Invested Amount as of the close of business on the first day of the related Interest Accrual Period.

                         Interest for any Distribution Date will in-
               clude accrued interest at the Class C Certificate Rate from and including the preceding Distribution Date or, in the case of the first Distribution Date from and including the Closing Date, to but excluding such Dis-tribution Date. Interest for any Distribution Date due but not paid on any Distribution Date will be due on the next succeeding Distribution Date together with, to the extent permitted by applicable law, additional interest on such amount at the Class C Certificate Rate plus 2%.

                         "Class C Invested Amount" shall mean, when
               used with respect to any Business Day, an amount equal to (a) $70,698,000, minus (b) the aggregate amount of principal payments made to Class C Certificateholders prior to such Business Day, minus (c) the aggregate amount of Class C Investor Charge-Offs for all prior Distribution Dates, minus (d) the aggregate amount of Reallocated Class C Principal Collections for which the Class D Invested Amount has not been reduced for all prior Business Days and plus (e) the sum of the aggre-gate amount allocated and available on all prior Busi-ness Days pursuant to subsection 4.9(a)(xii) of the Agreement and, with respect to such subsection, pursuant to subsections 4.10(a) and (b) and Section 4.15 of the Agreement, for the purpose of reinstating amounts re-duced pursuant to the foregoing clauses (c) and (d).

                         Subject to the Agreement, payments of princi-
               pal are limited to the unpaid Class C Invested Amount of the Class C Certificate, which may be less than the unpaid balance of the Class C Certificate pursuant to the terms of the Agreement. All principal of and inter-est on the Class C Certificate is due and payable no later than May 30, 2003 unless a different date is set forth in the Extension Notice (the "Series 1995-1 Termi-nation Date"). After the Series 1995-1 Termination Date neither the Trust nor the Transferor will have any fur-ther obligation to distribute principal or interest on the Class C Certificate. In the event that the Class C Invested Amount is greater than zero on the Series 1995-1 Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount at the close of business on such date (but not more than the total amount of Receivables allo-cable to the Investor Certificates), and shall pay the proceeds to the Class A Certificateholders pro rata in final payment of the Class A Certificate, then to the Class B Certificateholders pro rata in final payment of the Class B Certificates, then to the Class C Certifi-cateholders pro rata in final payment of the Class C Certificates and finally to the Class D Certificatehold-ers pro rata in final payment of the Class D Certifi-cate.

                         Unless the certificate of authentication here-
               on has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.
                         IN WITNESS WHEREOF, the Transferor has caused
               this Certificate to be duly executed under its official seal.

                                   METRIS RECEIVABLES, INC.

                                   By:_____________________________
                                       Name:
                                       Title:

               Dated:

                             CERTIFICATE OF AUTHENTICATION

                              This is one of the Class C Certificates
               referred to in the within-mentioned Pooling and Servic-ing Agreement.

                                       THE BANK OF NEW YORK, as
                                         Authenticating Agent for
                                         the Trustee

                                       By: _______________________
                                            Authorized Signatory
                                                             Exhibit A-4

                      [FORM OF CLASS D INVESTOR CERTIFICATE]

                                  METRIS MASTER TRUST
                  FLOATING RATE ACCOUNTS RECEIVABLE TRUST
                         CERTIFICATE, SERIES 1995-1, CLASS D

                         THIS CERTIFICATE WAS ORIGINALLY ISSUED IN
                    A TRANSACTION EXEMPT FROM REGISTRATION UNDER
                    THE SECURITIES ACT OF 1933, AS AMENDED (THE
                    "SECURITIES ACT").  THIS CERTIFICATE HAS NOT
                    BEEN REGISTERED UNDER THE SECURITIES ACT OR
                    ANY APPLICABLE STATE SECURITIES LAW OF ANY
                    STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSU-ANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECU-RITIES LAW. METRIS RECEIVABLES, INC. SHALL BE PROHIBITED FROM TRANSFERRING ANY INTEREST IN OR PORTION OF THIS CERTIFICATE UNLESS, PRIOR TO SUCH TRANSFER, IT SHALL HAVE DELIVERED TO THE TRUSTEE AN OPINION OF COUNSEL TO THE EF-FECT THAT SUCH PROPOSED TRANSFER WILL NOT AD-VERSELY AFFECT THE FEDERAL, MINNESOTA OR DELA-WARE INCOME TAX CHARACTERIZATION OF ANY OUT-STANDING SERIES OF INVESTOR CERTIFICATES OR THE TAXABILITY (OR TAX CHARACTERIZATION) OF THE TRUST UNDER FEDERAL, MINNESOTA OR DELAWARE INCOME TAX LAWS. THE TRANSFER OF THIS CERTIF-ICATE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                         EACH PURCHASER REPRESENTS AND WARRANTS
                    FOR THE BENEFIT OF METRIS RECEIVABLES, INC.
                    (FORMERLY KNOWN AS FINGERHUT FINANCIAL SERVIC-ES RECEIVABLES, INC.) THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN
                    SECTION 4975(E)(1) OF THE INTERNAL REVENUE
                    CODE OF 1986, AS AMENDED, OR (III) AN ENTITY
                    WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY.

               No. ___                                        $_________
                                 METRIS MASTER TRUST
                       FLOATING RATE ACCOUNTS RECEIVABLE TRUST
                          CERTIFICATE, SERIES 1995-1, CLASS D

                         Evidencing an undivided interest in a trust,
               the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of open end or revolving credit receiv-ables generated or to be generated by Direct Merchants Credit Card Bank, National Association (the "Bank" or the "Servicer") and other assets and interests consti-tuting the Trust under the Agreement described below.

                         (Not an interest in or a recourse obligation
               of Metris Receivables, Inc., the Bank or any affiliate of either of them.)

                         This certifies that METRIS RECEIVABLES, INC.
               (the "Certificateholder") is the registered owner of a fractional undivided interest in the Metris Master Trust (the "Trust") issued pursuant to the Pooling and Servic-ing Agreement, dated as of May 26, 1995 (the "Pooling and Servicing Agreement"; such term to include any amendment or Series Supplement thereto) by and between Metris Receivables, Inc., as Transferor (the "Transfer-or"), the Bank, as the Servicer, and The Bank of New York (Delaware), as Trustee (the "Trustee"), and the Amended and Restated Series 1995-1 Supplement, dated as of September 16, 1996 (the "Amended and Restated Series 1995-1 Supplement"), among the Transferor, the Bank, as Servicer and the Trustee (the Pooling and Servicing Agreement, as supplemented by the Amended and Restated Series 1995-1 Supplement, is herein referred to as the "Agreement"). The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under (i) the Trust Property (as defined in the Agree-ment) and (ii) the property described in Section 3A of the Amended and Restated Series 1995-1 Supplement and
               Section 4.4 of the Agreement.

                         This Certificate does not purport to summarize
               the Agreement and reference is made to the Agreement for information with respect to the interests, rights, bene-fits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a series of Cer-tificates entitled "Metris Master Trust Floating Rate Accounts Receivable Trust Certificates, Series 1995-1, Class D" (the "Class D Certificate"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provi-sions and conditions of the Agreement, to which Agree-ment, as amended from time to time, the Certificatehold-er by virtue of the acceptance hereof assents and by which the Certificateholder is bound.

                         Metris Receivables, Inc. shall be prohibited
               from Transferring any interest in or portion of the Class D Certificate unless, prior to such Transfer, it shall have delivered to the Trustee an Opinion of Coun-sel to the effect that such proposed Transfer will not adversely affect the Federal, Minnesota or Delaware income tax characterization of any outstanding Series of Investor Certificate or the taxability (or tax charac-terization) of the Trust under Federal, Minnesota or Delaware income tax laws.

                         Except in connection with a payment of Class D
               Daily Principal, no principal will be payable to the Class D Certificateholders until the Class D Payment Commencement Date, which is the Distribution Date either on or following the Distribution Date on which the Class C Invested Amount had been paid in full. No principal will be payable to the Class D Certificateholders until all principal payments have first been made to the Class A Certificateholders and then on and after the Class B Principal Payment Commencement Date, after all principal payments have been made to the Class B Certificatehold-ers and then on and after the Class C Principal Payment Commencement Date, after all payments have been made to the Class C Certificateholders.

                         Interest will not accrue on the unpaid princi-
               pal amount of the Class D Certificate.

                         "Class D Invested Amount" shall mean, when
               used with respect to any Business Day, an amount equal to (a) upon the initial issuance of the Class D Certifi-cate the initial amount designated by the Transferor (which shall not be less than the Stated Class D Amount), plus (b) the aggregate principal amount of any Additional Class D Invested Amounts pursuant to Section
               6.16 of the Agreement, minus (c) the aggregate amount of principal payments made to Class D Certificateholders prior to such Business Day, minus (d) the aggregate amount of Class D Investor Charge-Offs for all prior Distribution Dates, minus (e) the aggregate amount of Reallocated Principal Collections for all prior Business Days, plus (f) the sum of the aggregate amount allocated and available on all prior Business Days pursuant to subsection 4.9(a)(xiii) of the Agreement and, with re-spect to such subsection, pursuant to subsections 4.10(a) and (b) of the Agreement, for the purpose of reinstating amounts reduced pursuant to the foregoing clauses (d) and (e).

                         Subject to the Agreement, payments of princi-
               pal are limited to the unpaid Class D Invested Amount of the Class D Certificate, which may be less than the unpaid balance of the Class D Certificate pursuant to the terms of the Agreement. All principal of and inter-est on the Class D Certificate is due and payable no later than May 30, 2003 (the "Series 1995-1 Termination Date"). After the Series 1995-1 Termination Date nei-ther the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class C Certificates. In the event that the Class D Invested Amount is greater than zero on the Series 1995-1 Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested Amount, the Class C Invested Amount and the Class D Invested Amount at the close of business on such date (but not more than the total amount of Receivables allo-cable to the Investor Certificates), and shall pay the proceeds to the Class A Certificateholders pro rata in final payment of the Class A Certificate, then to the Class B Certificateholders pro rata in final payment of the Class B Certificates, then to the Class C Certifi-cateholders pro rata in final payment of the Class C Certificates and finally to the Class D Certificatehold-ers pro rata in final payment of the Class D Certifi-cate.

                         Unless the certificate of authentication here-
               on has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.
                         IN WITNESS WHEREOF, the Transferor has caused
               this Certificate to be duly executed under its official seal.

                                        METRIS RECEIVABLES, INC.

                                        By:________________________
                                        Name:
                                        Title:

               Dated:

                             CERTIFICATE OF AUTHENTICATION

                         This is one of the Class D Certificate re-
               ferred to in the within-mentioned Pooling and Servicing
               Agreement.

                                        THE BANK OF NEW YORK, as
                                          Authenticating Agent for
                                          the Trustee

                                        By:________________________
                                             Authorized Signatory
                                                               EXHIBIT B

                                      [RESERVED]
                                                               EXHIBIT C

                    [Form of Monthly Certificateholders' Statement]
                                                               EXHIBIT D

                    Form of 144A Exchange Notice and Certification

                                                                 , 199

               Metris Receivables, Inc.
               4400 Baker Road
               Suite F480
               Minnetonka, MN 55343
               Attention:

               [Trustee]
               {Trustee Address]

               Ladies and Gentlemen:

                         This is to notify you as to the transfer of $
                          of Floating Rate Accounts Receivable Trust
               Certificates, Series 1995-1, Class C (the "Class C Cer-tificates") of Metris Master Trust (the "Company").

                         The undersigned is the holder of the Certifi-
               cates and with this notice hereby deposits with the
               Trustee $                principal amount of Class C
               Certificates and requests that Class C Certificates in the same principal amount be issued and executed by the Company and authenticated by the Trustee and registered
               to the purchaser on                   , 19  , as speci-
               fied in the Pooling and Servicing Agreement, as supple-mented by the Amended and Restated Series 1995-1 Supple-ment thereto, as follows:

                         Name:                   Denominations:
                         Address:
                         Taxpayer I.D. No.:

                         The undersigned represents and warrants that
               the undersigned (i) reasonably believes the purchaser is a "qualified institutional buyer," as defined in Rule 144A under the Securities Act of 1933 (the "Act"), (ii) such purchaser has acquired the Certificates in a trans-action effected in accordance with the exemption from the registration requirements of the Act provided by Rule 144A and, (iii) if the purchaser has purchased the Certificates for one or more accounts for which it is acting as fiduciary or agent, (A) each such account is a qualified institutional buyer and (B) each such account is acquiring Notes for its own account or for one or more institutional accounts for which it is acting as fiduciary or agent in a minimum amount equivalent to not less than U.S. $250,000 for each such account.

                                        Very truly yours,

                                        [NAME OF HOLDER OF CERTIFICATE]

                                        By:_____________________________
                                           [Name], [Chief Financial
                                           or other Executive Officer]
                                                               Exhibit E

                               FORM OF EXTENSION NOTICE

                      FINGERHUT CARD MASTER TRUST, SERIES 1995-1

                         The undersigned, a duly authorized representa-
               tive of Metris Receivables, Inc. (formerly known as Fingerhut Financial Services Receivables, Inc.), a Dela-ware corporation (the "Transferor"), as Transferor pur-suant to the Pooling and Servicing Agreement dated as of May 26, 1995 (the "Pooling and Servicing Agreement"; such term to include any amendment thereto), by and between the Transferor, as transferor, Direct Merchants Credit Card Bank, National Association, as servicer (the "Servicer"), and The Bank of New York (Delaware), as trustee (the "Trustee"), as supplemented by the Amended and Restated Series 1995-1 Supplement, dated September 16, 1996 (the "Amended and Restated Series 1995-1 Sup-plement"), by and between the Transferor, the Servicer and the Trustee (the Pooling and Servicing Agreement, as supplemented by the Amended and Restated Series 1995-1 Supplement, or as the Pooling and Servicing Agreement may from time to time be amended, supplemented, or modi-fied, the "Agreement"), does hereby notify the Trustee (or any successor Trustee) and the Investor Certificate-holders:

                         A. Capitalized terms used but not defined in this Certificate shall have the respective meanings set forth in the Agreement. References herein to certain sections and subsections are references to the respec-tive sections and subsections of the Agreement.

                         B. The undersigned is a [Vice President] or more senior officer of the Transferor who is duly autho-rized to execute and deliver this Certificate on behalf of the Transferor.

                         C. This Certificate is being delivered pursu-ant to Section 6.17(a) of the Agreement.

                         D. The Transferor is the Transferor under the Agreement.

                         E. No Pay Out Event has occurred that has not been remedied pursuant to the provisions of the Agree-ment.

                         F. The Certificate is being delivered to the Trustee on or before the date specified in subsection 6.17(a) for delivery.

                         G.  NOTIFICATION OF EXTENSION

                         Pursuant to subsection 6.17(a) and in respect
               of [          ,    ] (the "Current Extension Date"), the
               Transferor hereby notifies the Trustee and the Investor Certificateholders of the Transferor's intention to extend the Revolving Period in respect of Series 1995-1 on the Current Extension Date pursuant to the provisions of Section 6.17, until the date set forth below (such extension, the "Extension").

                         H.  REQUIREMENTS TO COMPLETE EXTENSION

                              (1)  Annexed hereto is an election notice
               (an "Election Notice") to be returned by any Investor Certificateholder electing to approve the Extension. No Extension shall occur unless Investor Certificateholders holding at least more than fifty percent of each of the aggregate principal amount of Class A Certificates, Class B Certificates, Class C Certificates and Class D Certificate, respectively, shall return properly execut-ed Election Notices approving the Extension by the Elec-tion Date (as defined below). Any Investor Certificate-holder electing to approve the Extension must deliver a properly executed Election Notice at the office of the
               Trustee, [                    ] on or before 3:00 p.m.,
               [         ] time, on [        ,   ] (the "Election
               Date"). Any Investor Certificateholder may withdraw any Election Notice delivered by it to the Trustee by noti-fying the Trustee in writing at the address set forth in the previous sentence on or prior to the Election Date.

                              (2)  THE EXTENSION SHALL NOT OCCUR UNTIL
               PRIOR SATISFACTION OF CERTAIN CONDITIONS PRECEDENT BY THE CLOSE OF BUSINESS ON THE ELECTION DATE, INCLUDING THE APPROVAL OF SUCH EXTENSION BY THE INVESTOR CERTIFI-CATEHOLDERS HOLDING THE REQUIRED AGGREGATE PRINCIPAL AMOUNT OF CLASS A CERTIFICATES, CLASS B CERTIFICATES, CLASS C CERTIFICATES AND Class D Certificate, THAT NO PAY OUT EVENT SHALL HAVE OCCURRED AND BE CONTINUING, AND THAT CERTAIN LEGAL OPINIONS AND RATING AGENCY CONFIRMA-TIONS SHALL HAVE BEEN DELIVERED TO THE TRANSFEROR AND THE TRUSTEE PURSUANT TO SECTION 6.17(b). THE TRANSFEROR MAY IN ITS SOLE DISCRETION WITHDRAW THIS EXTENSION NO-TICE AT ANY TIME ON OR PRIOR TO THE ELECTION DATE BY DELIVERING NOTICE OF SUCH WITHDRAWAL IN WRITING TO THE TRUSTEE. IF ANY SUCH NOTICE OF WITHDRAWAL SHALL BE SO DELIVERED, NO EXTENSION SHALL OCCUR.

                         I. NEW PROVISIONS TO BECOME EFFECTIVE ON THE EXTENSION DATE

                              (1)  The new Amortization Period Com-
               mencement Date shall be the earlier of (a) [           ,
               ] or (b) the Pay Out Commencement Date.

                              (2)  The new Extension Date shall be
               [          ,    ].

                              [(3)  The new Scheduled Series 1995-1
               Termination Date shall be [       , ].]

                              (4)  The new Class A Expected Payment
               Date is ______.

                              (5)  The new Class B Expected Payment
               Date is ______.

                              (6)  The new Class C Expected Payment
               Date is ______.

                              [(7)  The following are additional provi-
               sions that will apply to the Investor Certificates on and after the Extension Date:

                                   INSERT PROVISIONS]

                         J.  Annexed hereto are the following:

                              (1)  the form of Extension Tax Opinion.

                              (2)  the form of Extension Opinion.

                              (3)  the Election Notice.
                         IN WITNESS WHEREOF, the undersigned has duly
               executed this certificate this [  ] day of
               [      ,    ].

                                        METRIS RECEIVABLES, INC.

                                        By:_________________________
                                           Name:
                                           Title:
                                                               EXHIBIT F

                  FORM OF INVESTOR CERTIFICATEHOLDER ELECTION NOTICE

               [INSERT NAME
                AND ADDRESS OF TRUSTEE]

               Re:  Metris Master Trust:
                    Election Notice to Extend Series 1995-1

               Ladies and Gentlemen:

                         The undersigned hereby elects to approve the
               extension of the Revolving Period for Series 1995-1 until the Amortization Period Commencement Date set
               forth in the Extension Notice dated [                  ,
               ] (the "Extension Notice") and delivered to the under-signed pursuant Section 6.17(a) of the Pooling and Ser-vicing Agreement, dated as of May 26, 1995, including the Amended and Restated Series 1995-1 Supplement there-to, dated as of September 16, 1996, each by and among Metris Receivables, Inc., as transferor, Direct Mer-chants Credit Card Bank, N.A., as servicer, and ________________________, as trustee (the "Pooling and
               Servicing Agreement"; such term to include any amendment thereto). The undersigned hereby acknowledges that, commencing on the Current Extension Date (as defined in the Extension Notice), the terms and provisions of the Pooling and Servicing Agreement shall be modified as set forth in the Extension Notice.

                         IN WITNESS WHEREOF, the undersigned registered
               owner(s) has [have] executed this Election Notice as of the date set forth below.

               Dated:

                                        Name(s):_______________________

                                        Address:_______________________
                                                (Please Print)

                                        Signature(s):__________________

                                  TABLE OF CONTENTS

                                                                       PAGE

          SECTION 1.  Designation . . . . . . . . . . . . . . . . . . .   1

          SECTION 2.  Definitions . . . . . . . . . . . . . . . . . . .   1

          SECTION 3.  Reassignment Terms  . . . . . . . . . . . . . . .  31

          SECTION 3A. Conveyance of Interest in Interest
                      Rate Cap; Cap Proceeds Account  . . . . . . . . .  31

          SECTION 4.  Delivery and Payment for the Series 1995-1
                      Certificates  . . . . . . . . . . . . . . . . . .  36

          SECTION 5.  Form of Delivery of Series 1995-1
                      Certificates  . . . . . . . . . . . . . . . . . .  36

          SECTION 6.  Article IV of Agreement . . . . . . . . . . . . .  36

                                  ARTICLE IV

                           RIGHTS OF CERTIFICATEHOLDERS AND
                      ALLOCATION AND APPLICATION OF COLLECTIONS . . . .  36

                    Section 4.4    Rights of Certificateholders . . . .  36

                    Section 4.5    Collections and Allocation; Pay-
                                   ments on Exchangeable Transferor
                                   Certificate  . . . . . . . . . . . .  37

                    Section 4.6    Determination of Interest for the
                                   Series 1995-1 Certificates . . . . .  39

                    Section 4.6A   Determination of the Class A
                                   Interest Adjustment  . . . . . . .    41

                    Section 4.7    Determination of Principal
                                   Amounts  . . . . . . . . . . . . . .  42

                    Section 4.8    Shared Principal Collections . . . .  46

                    Section 4.9    Application of Funds . . . . . . . .  46

                    Section 4.10   Coverage of Required Amount for
                                   the Series 1995-1 Certificates . . .  63

                    Section 4.11   Payment of Certificate Interest  . .  63

                    Section 4.12   Payment of Certificate Principal . .  64

                    Section 4.13   Investor Charge-Offs . . . . . . . .  65

                    Section 4.14   Increases in the Invested Amount
                                   During the Investment Period . . . .  67

                    Section 4.15   Reallocated Principal Collec-
                                   tions for the Series 1995-1
                                   Certificates . . . . . . . . . . . .  68

                    Section 4.16   Determination of LIBOR . . . . . . .  69
                                                                        PAGE

                    Section 4.17   Payment Reserve Account  . . . . . .  70

                    Section 4.18   Establishment of Investor Reserve
                                   Account  . . . . . . . . . . . . . .  73

          SECTION 7.  Article V of the Agreement  . . . . . . . . . . .  71

                                      ARTICLE V

                        DISTRIBUTIONS AND REPORTS TO INVESTOR
                                  CERTIFICATEHOLDERS  . . . . . . . . .  72

                    Section 5.1  Distributions  . . . . . . . . . . . .  72

                    Section 5.2  Certificateholders' Statement  . . . .  73

          SECTION 7A.  Article VI of the Agreement  . . . . . . . . . .  75

                                      ARTICLE VI

                                   THE CERTIFICATES . . . . . . . . . .  76

                    Section 6.15   Additional Class A Invested
                                   Amounts  . . . . . . . . . . . . . .  76

                    Section 6.16   Additional Class D Invested
                                   Amounts. . . . . . . . . . . . . . .  77

                    Section 6.17   Extension  . . . . . . . . . . . . .  78

          SECTION 8.   Series 1995-1 Pay Out Events   . . . . . . . . .  80

          SECTION 8A.  Class A Pay Down Period  . . . . . . . . . . . .  83

          SECTION 9.   Series 1995-1 Termination  . . . . . . . . . . .  83

          SECTION 9A.  Class A Pre-Payment  . . . . . . . . . . . . . .  83

          SECTION 10.  Legends; Transfer and Exchange; Restric-
                       tions on Transfer of Series 1995-1
                       Certificates; Tax Treatment  . . . . . . . . . .  84

          SECTION 11.  Ratification of Agreement  . . . . . . . . . . .  88

          SECTION 12.  Counterparts . . . . . . . . . . . . . . . . . .  89

          SECTION 13.  GOVERNING LAW  . . . . . . . . . . . . . . . . .  89

          SECTION 14.  Instructions in Writing  . . . . . . . . . . . .  89

          SECTION 15.  Amendments . . . . . . . . . . . . . . . . . . .  89

          SECTION 16.  Increased Costs  . . . . . . . . . . . . . . . .  90

          SECTION 17.  Replacement of Certain Investor
                        Certificateholders  . . . . . . . . . . . . . .  92

          SECTION 18.  Metris Receivables Note  . . . . . . . . . . . .  93

                                       EXHIBITS

          EXHIBIT A-1    Form of Variable Funding Certificate

          EXHIBIT A-2    Form of Class B Investor Certificate

          EXHIBIT A-3    Form of Class C Investor Certificate

          EXHIBIT A-4    Form of Class D Investor Certificate

          EXHIBIT B      [RESERVED]

          EXHIBIT C      Form of Monthly Certificateholders' Statement

          EXHIBIT D      Form of 144A Exchange Notice and Certification

          EXHIBIT E      Form of Extension Notice

          EXHIBIT F      Form of Investor Certificateholder Election Notice

              _________________________________________________________

                               METRIS RECEIVABLES, INC.

                                      Transferor

               DIRECT MERCHANTS CREDIT CARD BANK, NATIONAL ASSOCIATION

                                       Servicer

                                         and

                           THE BANK OF NEW YORK (DELAWARE)

                                       Trustee

                  on behalf of the Series 1995-1 Certificateholders

                    AMENDED AND RESTATED SERIES 1995-1 SUPPLEMENT

                            Dated as of September 16, 1996

                                          to

                           POOLING AND SERVICING AGREEMENT

                               Dated as of May 26, 1995
                         ____________________________________

                                 METRIS MASTER TRUST

                                Variable Funding Trust
                         Certificate, Series 1995-1, Class A

                 $129,612,000 Floating Rate Accounts Receivable Trust
                         Certificates, Series 1995-1, Class B

                 $70,698,000 Floating Rate Accounts Receivable Trust
                         Certificates, Series 1995-1, Class C

                              0% Variable Funding Trust
                         Certificate, Series 1995-1, Class D

              _________________________________________________________

Exhibit 10.a(iv)

                    AMENDMENT NO. 2, dated as of September 16, 1996 (this "Agreement"), by and among METRIS RECEIVABLES, INC. (formerly Fingerhut Financial Services Receivables, Inc.), a corporation organized and existing under the laws of the State of Delaware, as Transferor, DIRECT MERCHANTS CREDIT CARD BANK, NATIONAL ASSOCIATION, a national banking organization organized and existing under the laws of the United States of America, as Servicer, and THE BANK OF NEW YORK (DELAWARE), a Delaware banking corporation organized and existing under the laws of the State of Delaware, as Trustee, to the POOLING AND SERVICING AGREEMENT, dated as of May 26, 1995 (as hereto-fore amended, the "Pooling and Servicing Agreement"), by and among the Transferor, the Servicer and the Trustee.

                             W I T N E S S E T H:

                    WHEREAS, the Transferor, the Servicer and the Trustee entered into Amendment No. 1 to the Pooling and Servicing Agreement dated as of June 10, 1996;

                    WHEREAS, the Transferor, the Servicer and the Trustee desire to amend the Pooling and Servicing Agree-ment pursuant to Section 13.1(a) therein in order to provide for the terms contained herein;

                    WHEREAS, in connection with a business realign-ment of FCI's subsidiaries, FCI has assigned to Metris Companies Inc., a Delaware corporation ("Metris"), all of its rights arising under the Bank Receivables Purchase Agreement and the Purchase Agreement and Metris has assumed all of FCI's obligations thereunder pursuant to that certain Assignment and Assumption Agreement, dated as of September 16, 1996, by and among FCI, Metris and DMCCB, and that certain Assignment and Assumption Agree-ment, dated as of September 16, 1996, by and among FCI, Metris and the Transferor, respectively;

                    NOW, THEREFORE, in consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and the Certificate-holders:

                    Section 1.  Definitions.  Except as provided
          herein, all capitalized terms used in this Agreement but not defined herein shall have their respective meanings in the Pooling and Servicing Agreement.

                    Section 2.  Name of Trust.  The name of the
          Trust shall be "Metris Master Trust."

                    Section 3.  Amendments to Section 1.1. (a)
          Section 1.1 of the Pooling and Servicing Agreement shall be amended by adding the following defined terms in appropriate alphabetical order:

               "Automatic Addition Suspension Date" shall mean the Business Day specified in Section 2.6(a) hereof.

               "Automatic Addition Termination Date" shall mean the Business Day specified by the Transferor pursuant to
               Section 2.6(a) hereof as of which new open end credit card accounts designated by the Transferor shall cease to become Additional Accounts.

               "Bank Receivables Purchase Agreement Assignment" shall mean the Assignment and Assumption Agreement dated as of September 16, 1996 by and among FCI as assignor, Metris as assignee, and DMCCB.

               "Metris" shall mean Metris Companies Inc., a corpo-ration organized and existing under the laws of the State of Delaware.

               "Metris Receivables" shall mean Metris Receivables, Inc., a corporation organized and existing under the laws of the State of Delaware.

               "Purchase Agreement Assignment" shall mean the Assignment and Assumption Agreement dated as of September 16, 1996 by and among FCI as assignor, Metris as assignee, and the Transferor.

               "Restart Date" shall mean the date specified in the notice delivered by the Transferor to the Trustee pursuant to Section 2.6(a) hereof.

                    (b)  Section 1.1 of the Pooling and Servicing
          Agreement shall be amended by deleting the definition of "Transferor" in its entirety and replacing it with the following:

               "Transferor" shall mean Metris Receivables, Inc., a corporation organized and existing under the laws of the State of Delaware, and any successor thereto.

                    (c)  Section 1.1 of the Pooling and Servicing
          Agreement shall be amended by deleting the definition of "Bank Receivables Purchase Agreement" in its entirety and replacing it with the following:

               "Bank Receivables Purchase Agreement" shall mean the amended and restated receivables purchase agreement dated as of May 26, 1995 between FCI, as buyer of receivables, and DMCCB, as seller of receivables, as amended from time to time and as assigned by FCI to Metris pursuant to the Bank Receivables Purchase Agreement Assignment, and any other receivables purchase agreement between Metris, as purchaser of receivables, and a Credit Card Originator, as seller of receivables.

                    (d)  Section 1.1 of the Pooling and Servicing
          Agreement shall be amended by deleting the definition of "Purchase Agreement" in its entirety and replacing it with the following:

               "Purchase Agreement" shall mean the purchase agree-ment dated as of May 26, 1995 between the Transfer-or, as buyer of receivables, and FCI, as seller of receivables, as amended from time to time and as assigned by FCI to Metris pursuant to the Purchase Agreement Assignment.

               Section 4.  References to FCI.  (a) Except for
          the definition of "FCI" in Section 1.1 of the Pooling and Servicing Agreement and as otherwise provided by Section 3 and by Section 4(b), (c), and (d) hereof, the Pooling and Servicing Agreement shall be amended by replacing all references to "FCI" with "Metris."

                    (b) Section 3.9 of the Pooling and Servicing Agreement shall be amended by deleting the reference to "FCI" therein and replacing it with "Metris and, for so long as FCI owns any common stock of Metris, FCI."

                    (c) Section 9.2(a) of the Pooling and Servic-ing Agreement shall be amended by deleting (i) the phrase "or FCI" therein, and (ii) the following at the end of the third sentence of Section 9.2(a)(ii):

               "; provided, however, that in the event the Insol-vency Event at issue shall have occurred with re-spect to FCI, the Trust shall not be reconstituted unless the Trustee shall have first received an Opinion of Counsel to the effect that the Trust, as reconstituted, shall not be subject to Federal or any Applicable Tax State income tax on its income."

                    (d)  Schedule 1 to the Pooling and Servicing
          Agreement entitled "Tax Returns and Payments" shall be amended by deleting all references to "FCI" therein and replacing them with "FCI, for so long as FCI owns 80% or more of the common stock of Metris," and such schedule may be replaced in its entirety at such time as FCI owns less than 80% of the common stock of Metris. Schedule 1 to the Pooling and Servicing Agreement shall be further amended to (i) add to the list of states in the second sentence thereof the states of Oklahoma, South Dakota and Utah, (ii) add to the list of states in the third sen-tence thereof the states of Indiana, New Jersey, Pennsyl-vania and Virginia and (iii) add the following language at the end:

                    In addition, because one of the subsidiaries of Metris, Direct Merchants Credit Card Bank, National Association, is a national banking entity (established in 1995) which derives the majority of its income from Mastercard credit cards, it may be subject to special financial institution rules in certain states. Such rules attempt to impute state income tax nexus to a credit card company if it obtains finance revenue and/or has credit card receivables generated from customers in that state. Of the states that have adopted such finan-cial institution rules, Minnesota is the only state where Metris and its subsidiaries are currently filing income or franchise tax returns. States which currently have rules pursuant to which they may attempt to impose income tax nexus based upon such credit card activity include:

                         Arkansas            Minnesota
                         California          New Mexico
                         Hawaii              Tennessee
                         Indiana
                         Massachusetts
          Direct Merchants Credit Card Bank, National Association has not filed in states other than Minnesota because it believes the above referenced financial institution rules to be unconstitutional.

                    Section 5.  Amendment to Section 2.6(a).
          Section 2.6(a) of the Pooling and Servicing Agreement shall be amended to read as follows:

                         "(a)  Unless otherwise specified in any
               Supplement, all accounts which meet the definition of Additional Accounts shall be included as Accounts from and after the date upon which such Additional Accounts are created and all Receivables in such Additional Accounts, whether such Receivables are then existing or thereafter created, shall be trans-ferred automatically to the Trust upon purchase by the Transferor. For all purposes of this Agreement, all receivables of such Additional Accounts shall be treated as Receivables upon their creation and shall be subject to the eligibility criteria specified in the definitions of "Eligible Receivable" and "Eligi-ble Account." Notwithstanding the foregoing, the Transferor may elect at any time, or may be required pursuant to Section 2.6(f), to suspend the automatic inclusion in Accounts of new accounts which would otherwise be Additional Accounts as of any Business Day (the "Automatic Addition Suspension Date"), or terminate any such inclusion as of any Business Day (an "Automatic Addition Termination Date") until a date (the "Restart Date") to be identified in writ-ing by the Transferor to the Trustee, the Servicer and each Rating Agency at least 10 days prior to such Restart Date. Promptly after an Automatic Addition Suspension Date or any Automatic Addition Termination Date, or a Restart Date, the Transferor and the Trustee agree to execute and the Transferor agrees to record and file at its own expense an amendment to the financing statements referred to in
               Section 2.1 hereof to specify the accounts then subject to this Agreement (which specification may incorporate a list of accounts by reference) and may, except in connection with any such filing made after a Restart Date, release any security interest in any accounts created after the Automatic Addition Suspension Date or any Automatic Addition Termina-tion Date."

                    Section 6.  Conditions to Effectiveness. This
          Agreement shall become effective upon the satisfaction of the following conditions:

               (i)  the Servicer shall have provided an Officer's
               Certificate to the Trustee to the effect that this Agreement will not materially and adversely affect the interests of the Certificateholders;

               (ii) the receipt by the Trustee of an Opinion of Counsel pursuant to clause (ii) of the second para-graph of Section 13.1(a) of the Pooling and Servic-ing Agreement;

               (iii) the Servicer shall have provided at least ten Business Days prior written notice to each Rating Agency of this Agreement and shall have received written confirmation from each Rating Agency to the effect that the rating of any Series or any class of any Series will not be reduced or withdrawn as a result of this Agreement; and

               (iv) the execution of this Agreement by each of the parties hereto.

                    Section 7.  Governing Law.  THIS AGREEMENT
          SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCOR-DANCE WITH SUCH LAWS.

                    Section 8. Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

                    IN WITNESS WHEREOF, the Transferor, the
          Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                   METRIS RECEIVABLES, INC.,
                                    as Transferor

                                   By:
                                      ------------------------
                                      Name:
                                      Title:

                                   DIRECT MERCHANTS CREDIT CARD
                                    BANK, NATIONAL ASSOCIATION,
                                    as Servicer

                                   By:
                                      ------------------------
                                      Name:
                                      Title:

                                   THE BANK OF NEW YORK (DELAWARE),
                                     as Trustee

                                   By:
                                      ------------------------
                                      Name:
                                      Title: